VARIABLE ANNUITY LIFE INSURANCE COMPANY
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
VARIABLE ANNUITY CONTRACTS
(PORTFOLIO DIRECTOR)
SEPARATE ACCOUNT A.                                                  May 1, 1997

PROSPECTUS

The Portfolio Director Contract consists of group and individual variable annuity contracts ("Portfolio Director") that are offered by The Variable Annuity Life Insurance Company. Portfolio Director may be available to you when you participate in a retirement program that qualifies for deferral of federal income taxes. Non-qualified contracts are also available. Portfolio Director is composed of the following contract forms: UIT-194, UITG-194, UITN-194, UIT-IRA-194 and UIT-SEP-194.

Portfolio Director permits you to invest in and receive retirement benefits from Fixed Account Options and/or Variable Account Options. Each of these investment options is explained more fully in this prospectus. Here is a list of these investment options:

TWO FIXED ACCOUNT OPTIONS:

  Fixed Account Plus
  Short-Term Fixed Account

SIXTEEN VARIABLE ACCOUNT OPTIONS
(through a variety of mutual funds):
  American General Series Portfolio Company:

   Stock Index Fund                    Government Securities Fund               Dreyfus Variable Investment Fund:
    MidCap Index Fund                  International Government Bond Fund       Dreyfus Small Cap Portfolio
    Small Cap Index Fund               Social Awareness Fund
    International Equities Fund        Science & Technology Fund                Templeton Variable Products
    Growth Fund                        Money Market Fund                        Series Fund:
    Growth & Income Fund               Timed Opportunity Fund                   Templeton International Fund: Class 1
    Capital Conservation Fund                                                   Templeton Asset Allocation Fund: Class 1

This prospectus provides you with information you should know before investing in Portfolio Director. This prospectus is accompanied by the current prospectuses for the mutual fund options listed above. Please read and retain each of these prospectuses for future reference.

A Statement of Additional Information, dated May 1, 1997, has been filed with the Securities and Exchange Commission. This Statement of Additional Information contains additional information about Portfolio Director and is part of this prospectus. For a free copy, complete and return the form contained in the back of this prospectus or call 1-800-44-VALIC.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES. ALSO, IT HAS NOT PASSED ON WHETHER THIS PROSPECTUS IS ADEQUATE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

                                               PAGE
                                               ----
ABOUT THE PROSPECTUS.........................     1
PROFILE OF PORTFOLIO DIRECTOR CONTRACT.......     2
FEE TABLE....................................     4
SELECTED PURCHASE UNIT DATA..................     6
ABOUT PORTFOLIO DIRECTOR.....................     8
ABOUT VALIC..................................     8
ABOUT VALIC SEPARATE ACCOUNT A...............     8
VARIABLE ACCOUNT OPTIONS.....................     9
     Summary of Funds........................     9
PURCHASE PERIOD..............................    19
     Purchase Payments.......................    19
     Purchase Units..........................    19
     Calculation of Purchase Unit Value......    19
     Choosing Investment Options.............    20
          Fixed Account Options..............    20
          Variable Account Options...........    20
     Stopping Purchase Payments..............    20
TRANSFERS BETWEEN INVESTMENT OPTIONS.........    21
     During the Purchase Period..............    21
     During the Payout Period................    21
     Communicating Transfer or Reallocation
       Instructions..........................    21
     Effective Date of Transfer..............    21
FEES AND CHARGES.............................    22
     Account Maintenance Fee.................    22
     Surrender Charges.......................    22
          Amount of Surrender Charges........    22
          10% Free Withdrawal................    22
          Exceptions to Surrender
            Charges..........................    22
     Premium Tax Charge......................    23
     Separate Account Charges................    23
     Fund Annual Expense Charge..............    23
     Other Tax Charges.......................    23
     Reduction or Waiver of Account
       Maintenance Fee or Surrender
       Charges...............................    23
PAYOUT PERIOD................................    25
     Fixed Payout............................    25
     Variable Payout.........................    25
     Combination Fixed and Variable Payout...    25
     Payout Date.............................    25
     Payout Options..........................    25

                                               PAGE
                                               ----
     Enhancements to Payout Options..........    26
     Payout Information......................    26
SURRENDER OF ACCOUNT VALUE...................    27
     When Surrenders are Allowed.............    27
     Amount That May Be Surrendered..........    27
     Surrender Restrictions..................    27
     Partial Surrenders......................    27
     Systematic Withdrawals..................    27
     Distributions Required By Federal Tax
       Law...................................    28
EXCHANGE PRIVILEGE...........................    29
     Restrictions on Exchange Privilege......    29
     Taxes and Conversion Costs..............    29
     Surrender Charges.......................    29
     Exchange Offers.........................    29
     Comparison of Contracts.................    29
     Features of Portfolio Director..........    30
     Agents' and Managers' Retirement Plan
       Exchange Offer........................    30
DEATH BENEFITS...............................    31
     Beneficiary Information.................    31
     Special Information for Individual
       Non-Tax Qualified Contracts...........    31
     During the Purchase Period..............    31
          Interest Guaranteed Death
            Benefit..........................    31
          Standard Death Benefit.............    32
     During the Payout Period................    32
HOW TO REVIEW INVESTMENT PERFORMANCE OF
  SEPARATE ACCOUNT DIVISIONS.................    33
     Types of Investment Performance
       Information Advertised................    33
     Yield Performance Information...........    34
     Performance Information: Average Annual
       Total Return, Cumulative Return and
       Annual and Cumulative Change in
       Purchase Unit Value Tables............
OTHER CONTRACT FEATURES......................    38
VOTING RIGHTS................................    39
FEDERAL TAX MATTERS..........................    40
     Type of Plans...........................    40
     Tax Consequences in General.............    40
     Effect of Tax-Deferred
       Accumulations.........................    41

                                       (i)

ABOUT THE PROSPECTUS
--------------------------------------------------------------------------------

Unless otherwise specified in this prospectus, the words we, our, Company, and VALIC mean The Variable Annuity Life Insurance Company. The words you and your, unless otherwise specified in this prospectus, mean the participant, contract owner, annuitant or beneficiary.

We will use a number of other specific terms in this prospectus. We will, when that term is used in the prospectus, provide you with a definition of that term. The terms used in this prospectus for which we will provide you a definition are:

         Account Value
         Annuitant
         Assumed Investment Rate
         Beneficiary
         Contract Owner
         Division
         Fixed Account Options
         Home Office
         Mutual Fund or Fund
         Participant
         Participant Year
         Payout Period
         Payout Unit
         Purchase Payments
         Purchase Period
         Purchase Unit
         VALIC Separate Account A
         Variable Account Options

This prospectus is being given to you to help you make decisions for selecting various investment options and benefits to plan and save for your retirement. It is intended to provide you with information about VALIC, Portfolio Director, and saving for your retirement.

The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns which are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

This prospectus describes a contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

For specific information about the Variable Account Options, you should refer to the mutual fund prospectuses you have been given with this document. You should keep these prospectuses to help answer any questions you may have in the future.

Following this introduction is a summary of the major features and options of Portfolio Director. This summary is called the "Profile of Portfolio Director Contract." It is intended to provide you with a brief overview of those sections discussed in more detail in this prospectus.

                                                PARTICIPANT -- the individual,
                                                (in most cases you are the
                                                Participant) for whom Purchase
                                                Payments are made.

PROFILE OF PORTFOLIO DIRECTOR CONTRACT
--------------------------------------------------------------------------------

Portfolio Director is VALIC's combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of Portfolio Director's major features is presented below. For a more detailed discussion of the Portfolio Director Contract, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

Portfolio Director offers you a choice from among 16 Variable Account Options and two Fixed Account Options. You may invest in up to seven of these investment options at any one time.

--------------------------------------------------------------------------------

                      FIXED ACCOUNT
                      OPTIONS
---------------------------------------------------------------------------------------------------------------
FIXED                 Fixed                        Guaranteed high current
OPTIONS               Account                      interest income
                      Plus
                      -----------------------------------------------------------------------------------------
                      Short-Term                   Guaranteed current
                      Fixed Account                interest income
---------------------------------------------------------------------------------------------------------------
                      VARIABLE ACCOUNT             INVESTMENT
                      OPTIONS                      STRATEGY
---------------------------------------------------------------------------------------------------------------
INDEX                 Stock Index Fund             Growth through investments tracking
EQUITY                                             the S&P 500(R) Index
FUNDS
                      -----------------------------------------------------------------------------------------
                      MidCap                       Growth through investments tracking
                      Index Fund                   the S&P MidCap 400(R) Index
                      -----------------------------------------------------------------------------------------
                      Small Cap                    Growth through investments tracking
                      Index Fund                   the Russell 2000(R) Index
                      -----------------------------------------------------------------------------------------
                      International                growth through investments tracking
                      Equities Fund                the EAFE Index
---------------------------------------------------------------------------------------------------------------
ACTIVELY              Templeton                    Long-term capital growth through a flexible policy of
                                                   investing in
MANAGED               International Fund           stocks and debt obligations of companies and governments
EQUITY                                             outside the U.S.
FUNDS
                      -----------------------------------------------------------------------------------------
                      Dreyfus Small                Growth through investments
                      Cap Portfolio                in smaller companies
                      -----------------------------------------------------------------------------------------
                      Growth Fund                  Growth through investments
                                                   in service sector companies
                      -----------------------------------------------------------------------------------------
                      Growth &                     Growth and income
                      Income                       through investments in stocks or securities
                      Fund                         convertible into stocks
---------------------------------------------------------------------------------------------------------------
INCOME                Capital                      Income and possible growth
FUNDS                 Conservation                 through investments in high quality debt
                      Fund                         securities
                      -----------------------------------------------------------------------------------------
                      Government                   Income and possible growth
                      Securities                   through investments in intermediate &
                      Fund                         long-term government debt securities
                      -----------------------------------------------------------------------------------------
                      International                Income and possible growth through
                      Government                   investments in high quality foreign
                      Bond Fund                    government debt securities
---------------------------------------------------------------------------------------------------------------
SPECIALTY             Social                       Growth through investments in
FUNDS                 Awareness                    stocks of companies meeting social
                      Fund                         criteria of the Fund
                      -----------------------------------------------------------------------------------------
                      Science &                    Growth through investments in
                      Technology                   stocks of companies which
                      Fund                         benefit from development of science
                                                   and technology
---------------------------------------------------------------------------------------------------------------
MONEY                 Money Market                 Income through investments in
MARKET                Fund                         short-term money market
FUND                                               securities
---------------------------------------------------------------------------------------------------------------
ASSET                 Timed Opportunity            Maximum return through investments in
ALLOCATION            Fund                         a mix of stocks, bonds and money market
FUNDS                                              securities
                      -----------------------------------------------------------------------------------------
                      Templeton                    Flexible policy of investing in
                      Asset                        stocks and debt obligations of
                      Allocation                   companies and governments
                      Fund                         of any nation and money market investments

----------------------------------------------------------------------------------------
FIXED                  --                    --
OPTIONS
                      -----------------------------------------------------------------------------------------
                       --                    --
---------------------------------------------------------------------------------------------------------------
                       ADVISER               SUBADVISER
---------------------------------------------------------------------------------------------------------------
INDEX                  VALIC                 Bankers Trust
EQUITY
FUNDS
                      -----------------------------------------------------------------------------------------
                       VALIC                 Bankers Trust
                      -----------------------------------------------------------------------------------------
                       VALIC                 Bankers Trust
                      -----------------------------------------------------------------------------------------
                       VALIC                 N/A
---------------------------------------------------------------------------------------------------------------
ACTIVELY               Templeton             N/A
MANAGED                Investment Counsel
EQUITY                 Inc.
FUNDS
                      -----------------------------------------------------------------------------------------
                       Dreyfus               N/A
                      -----------------------------------------------------------------------------------------
                       VALIC                 T. Rowe Price
                      -----------------------------------------------------------------------------------------
                       VALIC                 Value Line
---------------------------------------------------------------------------------------------------------------
INCOME                 VALIC                 N/A
FUNDS
                      -----------------------------------------------------------------------------------------
                       VALIC                 N/A
                      -----------------------------------------------------------------------------------------
                       VALIC                 N/A
---------------------------------------------------------------------------------------------------------------
SPECIALTY              VALIC                 N/A
FUNDS
                      -----------------------------------------------------------------------------------------
                       VALIC                 T. Rowe Price
---------------------------------------------------------------------------------------------------------------
MONEY                  VALIC                 N/A
MARKET
FUND
---------------------------------------------------------------------------------------------------------------
ASSET                  VALIC                 N/A
ALLOCATION
FUNDS
                      -----------------------------------------------------------------------------------------
                       Templeton             N/A
                       Investment Counsel
                       Inc.

--------------------------------------------------------------------------------

A detailed description of the investment objective of each Fund can be found in the section of the prospectus entitled "Variable Account Options," and also in the current prospectus for each Fund mentioned.

INTEREST GUARANTEED DEATH BENEFIT
Portfolio Director offers a death benefit with an interest guarantee when death occurs prior to your reaching age 70.

This contract provision is not available in some states.

LOANS
Portfolio Director offers a tax-free loan provision for tax-qualified contracts that gives you access to your money in either of the Fixed Account Options, subject to a minimum loan amount of $1,000. The availability of loans is subject to government regulations, as well as your employer's plan provisions.

Keep in mind that tax laws place restrictions on withdrawals (i.e. loans which are not repaid) if made prior to age 59 1/2.

TRANSFERS
There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. In Fixed Account Plus, up to 20% of your Account Value may be transferred during each contract year to other investment options.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each contract year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-621-7792. For more information on account transfers, see the "Transfers Between Investment Options" section in the prospectus.

FEES AND CHARGES

ACCOUNT MAINTENANCE FEE:
If any of your account is invested in Variable Account Options, a quarterly account maintenance fee of $3.75 is charged to your account. If you invest only in Fixed Account Options during a calendar quarter no account maintenance fee is assessed.

SURRENDER CHARGE:
Under some circumstances a surrender charge is made to your account. These situations are discussed in detail in the section of the prospectus entitled "Fees and Charges -- Surrender Charges." When this happens the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you made to your account during the last 60 months.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

SEPARATE ACCOUNT CHARGES:
Depending on the Variable Account Option you choose, you may incur a mortality and expense risk fee, computed at an annualized rate of 1% or 1.25% on the average daily net asset value of VALIC Separate Account A.

PREMIUM TAX CHARGE:
Premium taxes ranging from zero to 3% are currently imposed by certain states and municipalities on Purchase Payments made under the contract.
FUND ANNUAL EXPENSE CHARGE:
A daily charge based on a percentage of each Fund's average daily net asset value is payable by each Fund to its investment adviser.

Since some of these fees may not apply to your contract, consult your VALIC Retirement Plan Specialist to see how these provisions apply to you.

PAYOUT OPTIONS
When you withdraw your money, you can select from several payout options: a lifetime annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of the prospectus.
FEDERAL TAX INFORMATION
Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs which receive favorable tax treatment under federal law.
PURCHASE REQUIREMENTS
Purchase Payments may be made at any time and in any amount, subject to plan limitations.

                                             To learn more about the
                                             INTEREST GUARANTEED DEATH
                                             BENEFIT, refer to the
                                             section in the prospectus
                                             entitled "Death Benefits."

                                             More information on FEES may
                                             be found in the prospectus
                                             under the headings "FEES AND
                                             CHARGES" AND "FEE TABLE."
                                             For a more detailed
                                             discussion of these income
                                             tax provisions, see the
                                             "FEDERAL TAX MATTERS"
                                             section of the prospectus
                                             and of the Statement of
                                             Additional Information.

                                             For more information on
                                             PURCHASE PAYMENTS, refer to
                                             the "Purchase Period"
                                             section of the prospectus.

FEE TABLE

--------------------------------------------------------------------------------


                              CONTRACT OWNER/PARTICIPANT EXPENSES(1)

                                 Account Maintenance Fee ($3.75 per quarter, annualized)        $  15
                                 Maximum Surrender Charge(2)                                     5.00%

                              SEPARATE ACCOUNT EXPENSES
                              (as a percentage of Separate Account net assets):

                                                                                            AGSPC Funds*   Other Funds*
                                                                                            ------------   ------------
                                 Mortality and Expense Risk Fee                                 1.00%          1.25%

                              * -- see list of Funds under "Fund Annual
Expenses" below.

                              FUND ANNUAL EXPENSES(3)
                              (as a percentage of Fund net assets):


                                                                      Management    Other     Total Fund
                                                                         Fees      Expenses    Expenses
                                                                      ----------   --------   ----------
                               AGSPC FUNDS:
                                 Stock Index                             0.28        0.07        0.35
                                 MidCap Index                            0.35        0.06        0.41
                                 Small Cap Index                         0.35        0.06        0.41
                                 International Equities                  0.35        0.07        0.42
                                 Growth                                  0.80        0.03        0.83
                                 Growth & Income                         0.75        0.04        0.79
                                 Capital Conservation                    0.50        0.07        0.57
                                 Government Securities                   0.50        0.06        0.56
                                 International Government Bond           0.50        0.06        0.56
                                 Social Awareness                        0.50        0.06        0.56
                                 Science & Technology                    0.90        0.04        0.94
                                 Money Market                            0.50        0.07        0.57
                                 Timed Opportunity                       0.50        0.07        0.57
                               OTHER FUNDS:
                                 Dreyfus Small Cap                       0.75        0.04        0.79
                                 Templeton International: Class 1        0.70        0.18        0.88
                                 Templeton Asset Allocation: Class 1     0.61        0.17        0.78


EXAMPLE #1 -- Assuming Surrender at the End of the Period Shown:

------------------------------------------------------------------------------

                    Total Expenses: You would pay the following expenses on a $1,000 investment under a typical Portfolio Director Contract invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                ------   -------   -------   --------
                               Stock Index Division              $61      $ 95      $128       $171
                               MidCap Index Division              62        97       131        177
                               Small Cap Index Division           62        97       131        177
                               International Equities Division    62        97       131        179
                               Templeton International Division   69       118       168        254
                               Dreyfus Small Cap Division         68       115       164        245
                               Growth Division                    66       109       153        223
                               Growth & Income Division           65       108       151        219
                               Capital Conservation Division      63       102       139        195
                               Government Securities Division     63       101       139        194
                               International Government Bond
                                 Division                         63       101       139        194
                               Social Awareness Division          63       101       139        194
                               Science & Technology Division      67       112       158        234
                               Money Market Division              63       102       139        195
                               Timed Opportunity Division         63       102       139        195
                               Templeton Asset Allocation
                                 Division                         68       115       163        244

                                           See footnotes on Page 5.

EXAMPLE #2 -- Assuming No Surrender at the End of the Period Shown:
--------------------------------------------------------------------------------

Total Expenses. You would pay the following expenses on a $1,000 investment under a typical Portfolio Director
Contract without a surrender charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
Stock Index Division                          $14      $ 45      $ 78       $171
MidCap Index Division                          15        47        81        177
Small Cap Index Division                       15        47        81        177
International Equities Division                15        47        81        179
Templeton International Division               22        69       118        254
Dreyfus Small Cap Division                     21        66       114        245
Growth Division                                19        60       103        223
Growth & Income Division                       19        59       101        219
Capital Conservation Division                  17        52        89        195
Government Securities Division                 17        51        89        194
International Government Bond Division         17        51        89        194
Social Awareness Division                      17        51        89        194
Science & Technology Division                  20        63       108        234
Money Market Division                          17        52        89        195
Timed Opportunity Division                     17        52        89        195
Templeton Asset Allocation Division            21        66       113        244

EXAMPLE #3 -- Assuming No Account Maintenance Fee and
                No Surrender at the End of the Period Shown:
--------------------------------------------------------------------------------

Total Expenses. You would pay the following expenses on a $1,000 investment under a typical Portfolio Director
Contract without a surrender charge or account maintenance fee imposed, invested in a single Separate Account
Division as listed below, assuming a 5% annual return on assets:

                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
Stock Index Division                          $14      $ 43      $ 74       $163
MidCap Index Division                          14        45        77        170
Small Cap Index Division                       14        45        77        170
International Equities Division                14        45        78        171
Templeton International Division               22        67       115        247
Dreyfus Small Cap Division                     21        64       110        237
Growth Division                                19        58        99        215
Growth & Income Division                       18        56        97        211
Capital Conservation Division                  16        50        86        187
Government Securities Division                 16        49        85        186
International Government Bond Division         16        49        85        186
Social Awareness Division                      16        49        85        186
Science & Technology Division                  20        61       105        227
Money Market Division                          16        50        86        187
Timed Opportunity Division                     16        50        86        187
Templeton Asset Allocation Division            21        64       109        236

------------

(1) Premium taxes are not shown here, but may be charged by some states. See: "Premium Tax Charge" in this prospectus.

(2) Reductions in the surrender charge and the account maintenance fee are available if certain conditions are met. See "Reduction or Waiver of Account
    Maintenance Fee or Surrender Charges" and "Exceptions to Surrender Charges" in this prospectus.


(3) MANAGEMENT FEES: The annual management fees for the Stock Index Fund, MidCap Index Fund, Small Cap Index
    Fund and International Equities Fund are based on each Fund's average daily net asset value at the following rates: .35% of the first $500 million and .25% on the excess over $500 million. The annual management fees for Growth Fund, Growth & Income Fund, Science &
    Technology Fund, Social Awareness Fund, Timed
    Opportunity Fund, Capital Conservation Fund,
    Government Securities Fund, International Government
    Bond Fund, Money Market Fund, and Dreyfus Small Cap
    Portfolio are flat rates as shown regardless of the amount of Fund assets. The annual management fees for Templeton Asset Allocation Fund are based on the Fund's average daily net asset value at the following rates: .65% of the first $200 million, .585% from $200 million up to $1.3 billion, and .52% on the excess over $1.3 billion. The annual management fees for Templeton International Fund are based on the Funds' average daily net asset value at the following rates:
    .75% of the first $200 million, .675% from $200 million up to $1.3 billion, and .60% on the excess over $1.3 billion. OTHER EXPENSES includes custody, accounting, reports to shareholders, audit, legal and other miscellaneous expenses.


Note: These examples should not be considered representations of past or future expenses for VALIC
Separate Account A or for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.
The purpose of the Fee Table above is to help Contract
Owners and Participants understand the various expenses of VALIC Separate Account A and the Funds which are, in effect, passed on to the Contract Owners and Participants.

This Fee Table, shows all charges and expenses which may be deducted from the assets of VALIC Separate Account A and from the Funds in which VALIC Separate Account A invests. For a further description of these charges and expenses, see "Fees and Charges" in this prospectus and "Investment Adviser" in the Series Company Prospectus and
"Management of the Fund" in the Dreyfus Small Cap
Portfolio Prospectus and "Management of the Trust" in the Templeton Variable Products Series Fund Prospectus. Any and all limitations on total charges and expenses are reflected in this Fee Table.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

                                                      MIDCAP        SMALL CAP    INTERNATIONAL    TEMPLETON      DREYFUS
                                    STOCK INDEX        INDEX          INDEX        EQUITIES     INTERNATIONAL   SMALL CAP
                                   DIVISION 10(2)  DIVISION 4(1)   DIVISION 14    DIVISION 11    DIVISION 20   DIVISION 18
                                   --------------  -------------   -----------   -------------  -------------  -----------
December 31, 1996
 Purchase Units in Force             536,806,965     172,816,978    103,320,842    156,226,314    378,581,949  428,883,250
 Purchase Unit Value                   $2.848437       $3.272588      $1.785442      $1.222906      $1.399702    $1.534694
December 31, 1995
 Purchase Units in Force             455,255,243     172,613,690     98,335,995    172,564,018    219,124,926  267,735,219
 Purchase Unit Value                   $2.343900       $2.782677      $1.544896      $1.156454      $1.142586    $1.332904
December 31, 1994
 Purchase Units in Force             416,234,288     171,442,018    100,383,839    187,749,916     71,716,511   85,169,871
 Purchase Unit Value                   $1.724134       $2.153183      $1.222329      $1.054460      $0.999282    $1.043156
July 11, 1994
 Purchase Unit Value(3)                 --              --             --             --            $1.000000    $1.000000
April 29, 1994
 Purchase Unit Value(3)                 --              --             --             --             --            --
December 31, 1993
 Purchase Units in Force             369,550,060     134,621,879     56,159,647    117,215,227       --            --
 Purchase Unit Value                   $1.729327       $2.259378      $1.277199      $0.986387       --            --
December 31, 1992
 Purchase Units in Force             283,808,045      81,007,871      9,723,477     52,524,165
 Purchase Unit Value                   $1.589718       $2.021271      $1.112790      $0.767135       --            --
May 1, 1992
 Purchase Unit Value(3)                 --              --            $1.000000       --             --            --
December 31, 1991
 Purchase Units in Force              90,526,907      49,106,844       --           27,011,169       --            --
 Purchase Unit Value                   $1.505641       $1.858030       --            $0.895250       --            --
October 1, 1991
 Purchase Unit Value(3)                 --              --             --             --             --            --
December 31, 1990
 Purchase Units in Force              46,016,297      42,958,640       --           13,776,769       --            --
 Purchase Unit Value                   $1.179000       $1.538017       --            $0.813423       --            --
December 31, 1989
 Purchase Units in Force              22,325,990      40,618,028       --            2,247,450
 Purchase Unit Value                   $1.238782       $1.712671       --            $1.028405       --            --
October 2, 1989
 Purchase Unit Value(3)                 --              --             --            $1.000000       --            --
December 31, 1988
 Purchase Units in Force               9,213,178      38,747,706       --             --             --            --
 Purchase Unit Value                   $0.968670       $1.450217       --             --             --            --
December 31, 1987
 Purchase Units in Force               4,326,102      35,297,367       --             --             --            --
 Purchase Unit Value                   $0.856238       $1.282662       --             --             --            --
April 20, 1987
 Purchase Unit Value(3)                $1.000000        --             --             --             --            --
December 31, 1986
 Purchase Units in Force                --            28,360,188       --             --             --            --
 Purchase Unit Value                    --             $1.351553       --             --             --            --


                                       GROWTH
                                     DIVISION 15
                                     -----------
December 31, 1996
 Purchase Units in Force               366,272,509
 Purchase Unit Value                     $1.733324
December 31, 1995
 Purchase Units in Force               164,417,848
 Purchase Unit Value                     $1.466652
December 31, 1994
 Purchase Units in Force                32,633,370
 Purchase Unit Value                     $1.001834
July 11, 1994
 Purchase Unit Value(3)                  --
April 29, 1994
 Purchase Unit Value(3)                  $1.000000
December 31, 1993
 Purchase Units in Force                 --
 Purchase Unit Value                     --
December 31, 1992
 Purchase Units in Force
 Purchase Unit Value                     --
May 1, 1992
 Purchase Unit Value(3)                  --
December 31, 1991
 Purchase Units in Force                 --
 Purchase Unit Value                     --
October 1, 1991
 Purchase Unit Value(3)                  --
December 31, 1990
 Purchase Units in Force                 --
 Purchase Unit Value                     --
December 31, 1989
 Purchase Units in Force
 Purchase Unit Value                     --
October 2, 1989
 Purchase Unit Value(3)                  --
December 31, 1988
 Purchase Units in Force                 --
 Purchase Unit Value                     --
December 31, 1987
 Purchase Units in Force                 --
 Purchase Unit Value                     --
April 20, 1987
 Purchase Unit Value(3)                  --
December 31, 1986
 Purchase Units in Force                 --
 Purchase Unit Value                     --


------------

(1) Effective October 1, 1991, the Fund underlying this Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Historical purchase unit values prior to October 1, 1991 reflect investment experience before these changes.

(2) Effective with the merger of Quality Growth Fund into Stock Index Fund on May 1, 1992, Quality Growth Division 9 was merged into Stock Index Division
    10. The merger of Divisions was accomplished by an exchange of units of Quality Growth Division 9 for units of Stock Index Division 10 of equivalent value as calculated at the close of business on April 30, 1992.

(3) Purchase Unit Value At Date Of Inception.

--------------------------------------------------------------------------------

                                          INTERNATIONAL                                                           TEMPLETON
 GROWTH &       CAPITAL      GOVERNMENT    GOVERNMENT       SOCIAL       SCIENCE &      MONEY         TIMED         ASSET
  INCOME      CONSERVATION   SECURITIES       BOND         AWARENESS    TECHNOLOGY      MARKET     OPPORTUNITY   ALLOCATION
DIVISION 16    DIVISION 7    DIVISION 8    DIVISION 13    DIVISION 12   DIVISION 17   DIVISION 6   DIVISION 5    DIVISION 19
-----------   ------------   ----------    -----------    -----------   -----------   ----------   -----------   -----------
108,341,635    30,286,494    47,130,169    112,601,593     46,574,016   315,809,646   75,124,095   65,292,617    137,384,670
  $1.583056     $1.825549     $1.815651      $1.582230      $2.252673     $2.250471    $1.607212    $2.651899      $1.414844
 51,779,089    29,573,808    39,847,053     73,369,250     32,750,120   187,862,232   51,907,757   75,851,431     78,494,505
  $1.296577     $1.812011     $1.799475      $1.530780      $1.835102     $1.997175    $1.545802    $2.411022      $1.205181
 12,386,602    26,859,219    26,667,073     25,691,713     29,015,764    42,726,137   75,765,781   89,377,860     32,807,602
  $0.993168     $1.515278     $1.547150      $1.301357      $1.333899     $1.247713    $1.479129    $1.951533      $0.995860
    --            --             --            --             --            --            --           --          $1.000000
  $1.000000       --             --            --             --          $1.000000       --           --            --
    --         24,628,606    26,563,166     18,155,381     26,230,566       --        24,799,810   93,899,802        --
    --          $1.630069     $1.636228      $1.258340      $1.366979       --         $1.439327    $1.997266        --
    --         14,922,749    16,609,444      6,245,713     16,956,437       --        23,414,474   80,637,090        --
    --          $1.470167     $1.491537      $1.112826      $1.279516       --         $1.415690    $1.846025        --
    --            --             --            --             --            --            --           --            --
    --         11,069,044    11,694,890        953,038      8,447,711       --        25,545,494   76,624,765        --
    --          $1.366905     $1.405236      $1.090499      $1.250634       --         $1.384882    $1.878219        --
    --            --             --          $1.000000        --            --            --           --            --
    --          9,321,049     8,460,327        --           2,947,418       --        25,246,481   72,284,139        --
    --          $1.178361     $1.237104        --           $0.987666       --         $1.325393    $1.563444        --
    --          7,502,717     5,556,464        --             212,636       --        15,949,534   68,361,149        --
    --          $1.193583     $1.179231        --           $1.010003       --         $1.240599    $1.618165        --
    --            --             --            --           $1.000000       --            --           --            --
    --          3,996,455     3,408,919        --             --            --         9,429,191   65,817,325        --
    --          $1.078919     $1.062082        --             --            --         $1.149516    $1.397280        --
    --          2,343,021     2,074,588        --             --            --         4,121,853   59,631,901        --
    --          $1.018629     $1.011978        --             --            --         $1.087299    $1.286227        --
    --            --             --            --             --            --            --           --            --
    --          1,153,481     1,163,907        --             --            --           914,106   41,290,244        --
    --          $1.047718     $1.046062        --             --            --         $1.040484    $1.198662        --

------------

Financial statements of VALIC Separate Account A are included in the Statement of Additional Information, which is available upon request. Purchase units shown are for a Purchase Unit outstanding throughout the year under a representative Contract of the type invested in each column shown. The unit value of each Division of VALIC Separate Account A will not be the same on any given day as the net asset value per share of the underlying Fund of the Series Company and the other mutual fund portfolios described in this prospectus in which that Division invests. This is because each unit value consists of the underlying share's net asset value minus the charges to VALIC Separate Account A. In addition, dividends declared by the underlying Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in VALIC Separate Account A does not change as a result of such distributions.

--------------------------------------------------------------------------------

ABOUT PORTFOLIO DIRECTOR

Portfolio Director was developed to help you save money for your retirement. It offers you a combination of fixed and variable investment options that you can invest in to help you reach your retirement savings goals. Your contributions to Portfolio Director can come from different sources, like payroll deductions or money transfers. Your retirement savings process with Portfolio Director will involve two stages: the Purchase Period; and the Payout Period. The first is when you make contributions into Portfolio Director called "Purchase Payments." The second, is when you receive your retirement payouts. For more information, see "Purchase Period" and the "Payout Period" in this prospectus.
You may choose, depending upon your retirement savings goals, your personal risk tolerances, and your retirement plan, to invest in the Fixed Account Options and/or the Variable Account Options described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in Portfolio Director.

All inquiries regarding
PORTFOLIO DIRECTOR
may be directed to your
VALIC Regional Office at
the addresses shown in the
back of this prospectus.
ABOUT VALIC

We are a life insurance company organized in 1955 and located in the State of Texas. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have Regional Offices throughout the United States. The addresses for these offices are given in the back of this prospectus.

VALIC is a member of the American General Corporation group of companies. Members of the American General Corporation group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively provide financial services with activities heavily weighted toward insurance.

MUTUAL FUND OR FUND --
the investment portfolio(s)
of a registered open-end
management investment
company, which serves as
the underlying investment
vehicle for each Division
represented in VALIC
Separate Account A.

For more information about
VALIC, see the Statement of
Additional Information

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to Portfolio Director's Variable Account Options, you will be sending that money through VALIC's Separate Account A. You do not invest directly in the Mutual Funds made available in Portfolio Director. VALIC's Separate Account A invests in the Mutual Funds on behalf of your account.
VALIC Separate Account A is made up of what we call "Divisions." Sixteen Divisions are available and represent the Variable Account Options in Portfolio Director. Each of these Divisions invests in a different Mutual Fund made available through Portfolio Director. For example, Division Ten represents and invests in the Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A in 1979 under Texas insurance law to allow you to be able to invest in a number of Variable Account Options available in Portfolio Director. VALIC Separate Account A is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940. Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933.

VALIC Separate Account A is administered and accounted for as part of VALIC's business operations. However, the income, capital gains or capital losses, whether or not realized of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of Portfolio Director, VALIC Separate Account A may not be charged with the liabilities of any other VALIC operation. As stated in Portfolio Director, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to Portfolio Director be held exclusively for the benefit of the contract owner, participants, annuitants, and beneficiaries of Portfolio Director. When we discuss performance information in this prospectus, we mean the performance of a VALIC Separate Account A Division.

UNITS OF INTERESTS

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

Portfolio Director enables you to participate in Divisions that represent sixteen Variable Account Options. These Divisions comprise all of the Variable Account Options that are made available to you through VALIC Separate Account A. See "About VALIC Separate Account A" in this prospectus.

Each individual Division represents and invests, through VALIC's Separate Account A, in specific mutual funds. These mutual funds serve as the investment vehicles for Portfolio Director and include:

- American General Series Portfolio
  Company -- offers 13 funds, for which VALIC serves as investment adviser.

- Templeton Variable Products Series -- offers 2 funds, for which Templeton Investment Counsel, Inc. serves as investment adviser.

- Dreyfus Variable Investment Fund -- offers 1 fund, for which The Dreyfus Corporation serves as investment adviser.

Each of these Funds (except for American General Series Portfolio Company's International Government Bond Fund) is registered as a diversified open-end, management investment company and is regulated under the Investment Company
Act of 1940. For complete information
about each of these Funds, including
charges and expenses, you should refer
to the prospectus for that Fund.
Additional copies are available from VALIC or you may contact your VALIC Regional Office at the addresses shown in the back of this prospectus.
Shares of the Dreyfus Small Cap Portfolio, the Templeton Asset Allocation Fund, and the Templeton International Fund are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding. These risks are discussed in each Fund's prospectus.

SUMMARY OF FUNDS

A brief summary of the investment objectives of each mutual fund is shown below. In addition to the investment objectives, the change in an Account Value of an assumed $10,000 investment in each of the Divisions is shown in both table and graph form. The Account Values shown are since the inception of the Division or the last 10 fiscal years. The change in Account Values shown for the Dreyfus and Templeton Funds have been calculated on a pro forma basis using the inception dates of the Funds in which the corresponding Divisions invest. For more information about how these returns were calculated including a statement of the charges reflected, see "How to Review Investment Performance of Separate Account Divisions" in this prospectus. Any charges under Portfolio Director excluded from the calculation of these returns will further reduce your return.

VARIABLE ACCOUNT OPTIONS -- investment
options that correspond
to Separate Account
Divisions offered by
Portfolio Director.
Investment returns on
Variable Account
Options may be positive
or negative depending on
the investment
performance of the
underlying Mutual Fund.

STOCK INDEX FUND
(Division 10)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Standard & Poor's 500 Stock Index(R)*.

Annual Value of a $10,000
 Stipulated Payment made
     April 20, 1987         $ Value
-------------------------   -------
        04/20/87            $10,000
        12/31/87              8,562
        12/31/88              9,687
        12/31/89             12,388
        12/31/90             11,790
        12/31/91             15,056
        12/31/92             15,897
        12/31/93             17,293
        12/31/94             17,241
        12/31/95             23,439
        12/31/96             28,484

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                     STIPULATED PAYMENT MADE APRIL 20, 1987
                                    [CHART]

SMALL CAP INDEX FUND
(Division 14)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Russell 2000(R) Index.**

Annual Value of a $10,000
 Stipulated Payment made
       May 1, 1992          $ Value
-------------------------   -------
        05/01/92            $10,000
        12/31/92             11,128
        12/31/93             12,772
        12/31/94             12,223
        12/31/95             15,449
        12/31/96             17,854

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                      STIPULATED PAYMENT MADE MAY 1, 1992
                                    [CHART]

 * "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "S&P MidCap 400(R)" are trademarks of Standard and Poor's ("S&P"). Neither the MidCap Index Fund nor the Stock Index Fund is sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in these Funds.
** The Russell 2000(R) Index is a trademark/service mark of the Frank Russell
   Trust Company. Russell(TM) is a trademark of the Frank Russell Company.

MIDCAP INDEX FUND
(Division 4)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Standard & Poor's MidCap 400(R) Index*.

The performance information for the MidCap Index Division is shown in two separate sets of tables and graphs for the ten year period beginning January 1, 1987 and for the period beginning October 1, 1991. The latter period shows the performance of the MidCap Index Division since the change in investment objectives, investment program and investment restrictions of the underlying Fund. Selected Purchase Unit data for the last ten years for the MidCap Index Division appears on page 6 of this prospectus.

Annual Value of a $10,000
 Stipulated Payment made
     October 1, 1991        $ Value
-------------------------   -------
        10/01/91            $10,000
        12/31/91             11,163
        12/31/92             12,143
        12/31/93             13,574
        12/31/94             12,936
        12/31/95             16,718
        12/31/96             19,661

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE OCTOBER 1, 1991

                                    [CHART]

---------------------------------------------------------------

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1987        $ Value
-------------------------   -------
        01/01/87            $10,000
        12/31/87              9,490
        12/31/88             10,730
        12/31/89             12,672
        12/31/90             11,380
        12/31/91             13,747
        12/31/92             14,955
        12/31/93             16,717
        12/31/94             15,931
        12/31/95             20,589
        12/31/96             24,214

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1987
                                    [CHART]

INTERNATIONAL EQUITIES FUND
(Division 11)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the EAFE Index.

Annual Value of a $10,000
 Stipulated Payment made
     October 2, 1989        $ Value
-------------------------   -------
        10/02/89            $10,000
        12/31/89             10,284
        12/31/90              8,134
        12/31/91              8,952
        12/31/92              7,671
        12/31/93              9,864
        12/31/94             10,545
        12/31/95             11,565
        12/31/96             12,229

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE OCTOBER 2, 1989
                                    [CHART]

TEMPLETON INTERNATIONAL
FUND: CLASS 1
(Division 20)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments, outside the United States. Any income realized will be incidental. Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by S&P or Moody's or which are unrated by any agency.

Annual Value of a $10,000
 Stipulated Payment made
       May 1, 1992          $ Value
-------------------------   -------
        05/01/92            $10,000
        12/31/92              9,311
        12/31/93             13,549
        12/31/94             13,077
        12/31/95             14,952
        12/31/96             18,317

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                      STIPULATED PAYMENT MADE MAY 1, 1992
                                    [CHART]

DREYFUS SMALL CAP PORTFOLIO
(Division 18)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to maximize capital appreciation and invests principally in common stocks. This Fund will be particularly alert to companies which The Dreyfus Corporation considers to be emerging smaller-size companies which are believed to be characterized by new or innovative products, services, or processes which should enhance prospects for growth in future earnings.

Annual Value of a $10,000
 Stipulated Payment made
     August 31, 1990        $ Value
-------------------------   --------
        08/31/90            $ 10,000
        12/31/90              10,168
        12/31/91              26,105
        12/31/92              44,181
        12/31/93              73,477
        12/31/94              78,125
        12/31/95              99,825
        12/31/96             114,938

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE AUGUST 31, 1990
                                    [CHART]

GROWTH FUND
(Division 15)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to provide long-term growth of capital through investment primarily in common stocks of U.S. growth companies engaged in service-related activities.

 Annual Value of a $10,000
  Stipulated Payment made
       April 29,1994           $ Value
----------------------------   -------
          04/29/94             $10,000
          12/31/94              10,018
          12/31/95              14,667
          12/31/96              17,333

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                     STIPULATED PAYMENT MADE APRIL 29, 1994
                                    [CHART]

GROWTH & INCOME FUND
(Division 16)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

 Annual Value of a $10,000
  Stipulated Payment made
       April 29, 1994          $ Value
----------------------------   -------
          04/29/94             $10,000
          12/31/94               9,932
          12/31/95              12,966
          12/31/96              15,831

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                     STIPULATED PAYMENT MADE APRIL 29, 1994
                                    [CHART]

CAPITAL CONSERVATION FUND
(Division 7)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1987        $ Value
-------------------------   -------
        01/01/87            $10,000
        12/31/87              9,722
        12/31/88             10,298
        12/31/89             11,392
        12/31/90             11,247
        12/31/91             13,047
        12/31/92             14,032
        12/31/93             15,558
        12/31/94             14,463
        12/31/95             17,295
        12/31/96             17,424

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1987
                                    [CHART]

GOVERNMENT SECURITIES
FUND
(Division 8)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1987        $ Value
-------------------------   -------
        01/01/87            $10,000
        12/31/87              9,674
        12/31/88             10,153
        12/31/89             11,273
        12/31/90             11,826
        12/31/91             13,434
        12/31/92             14,259
        12/31/93             15,642
        12/31/94             14,790
        12/31/95             17,202
        12/31/96             17,357

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1987

                                    [CHART]

INTERNATIONAL GOVERNMENT
BOND FUND
(Division 13)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks high current income through investments primarily in high quality debt securities issued or guaranteed by foreign governments.

Annual Value of a $10,000
 Stipulated Payment made
     October 1, 1991        $ Value
-------------------------   -------
        10/01/91            $10,000
        12/31/91             10,905
        12/31/92             11,128
        12/31/93             12,583
        12/31/94             13,014
        12/31/95             15,308
        12/31/96             15,822

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE OCTOBER 1, 1991

                                    [CHART]

SOCIAL AWARENESS FUND
(Division 12)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund.

Annual Value of a $10,000
 Stipulated Payment made
     October 2, 1989        $ Value
-------------------------   -------
        10/02/89            $10,000
        12/31/89             10,100
        12/31/90              9,877
        12/31/91             12,506
        12/31/92             12,795
        12/31/93             13,670
        12/31/94             13,339
        12/31/95             18,351
        12/31/96             22,527

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE OCTOBER 2, 1989
                                    [CHART]

SCIENCE & TECHNOLOGY FUND
(Division 17)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks long-term growth of capital through investment primarily in the common stocks and equity-related securities of companies that are expected to benefit from the development, advancement and use of science and technology.

Annual Value of a $10,000
 Stipulated Payment made
     April 29, 1994         $ Value
-------------------------   -------
        04/29/94            $10,000
        12/31/94             12,477
        12/31/95             19,972
        12/31/96             22,505

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                     STIPULATED PAYMENT MADE APRIL 29, 1994
                                    [CHART]

MONEY MARKET FUND
(Division 6)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1987        $ Value
-------------------------   -------
        01/01/87            $10,000
        12/31/87             10,450
        12/31/88             11,048
        12/31/89             11,923
        12/31/90             12,738
        12/31/91             13,310
        12/31/92             13,606
        12/31/93             13,833
        12/31/94             14,216
        12/31/95             14,857
        12/31/96             15,447

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1987
                                    [CHART]

TIMED OPPORTUNITY FUND
(Division 5)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

Annual Value of a $10,000
 Stipulated Payment made
     January 1, 1987        $ Value
-------------------------   -------
        01/01/87            $10,000
        12/31/87             10,731
        12/31/88             11,657
        12/31/89             13,500
        12/31/90             13,043
        12/31/91             15,669
        12/31/92             15,401
        12/31/93             16,662
        12/31/94             16,281
        12/31/95             20,114
        12/31/96             22,124

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 1, 1987
                                    [CHART]

TEMPLETON ASSET ALLOCATION

FUND: CLASS 1

(Division 19)

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks a high level of total return through a flexible policy of investing in the following market segments: stocks of companies in any nation, debt securities of companies and governments of any nation, and money market instruments. Changes in the asset mix will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

Annual Value of a $10,000
 Stipulated Payment made
     August 24, 1988        $ Value
-------------------------   -------
        08/24/88            $10,000
        12/31/88             10,237
        12/31/89             11,450
        12/31/90             10,405
        12/31/91             13,124
        12/31/92             14,009
        12/31/93             17,453
        12/31/94             16,714
        12/31/95             20,227
        12/31/96             23,746

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE AUGUST 24, 1988
                                    [CHART]

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. The Purchase Period can also end when a Portfolio Director account is surrendered before the Payout Period. The amount, number, and frequency of your Purchase Payments is determined by the retirement plan for which Portfolio Director was purchased.

PURCHASE PAYMENTS
You may establish an account only through a VALIC representative. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. Your employer is usually responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account. Purchase Payments can also be made by you for IRAs and certain non-qualified contracts ("individual contracts.")

Minimum initial and subsequent Purchase Payments are as follows:
--------------------------------------------------

                        Initial    Subsequent
    Contract Type       Payment     Payment
    -------------       -------    ----------
Periodic Payment        $   30        $ 30
Single Payment          $1,000         -0-

Periodic Payment minimums apply to each Fixed Account Option or Variable Account Option selected. The Single Payment minimum applies to each of your accounts.

Purchase Payments are received in VALIC's Home Office. When an initial Purchase Payment accompanies an application, within 2 business days we will:

- Accept the Application -- and issue a contract. We will also establish your account and apply your Purchase Payment by crediting the amount to the Fixed Account Option or Variable Account Option selected;

- Reject the Application -- and return the Purchase Payment; or

- Request Additional Information -- to correct or complete the application.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to open an account for you. Under these circumstances, we will take one of the following actions:

  Return Purchase Payments. If we do not have your name, address or social security number, we will return the Purchase Payment to your employer unless this information is immediately provided to us.

  Employer-Directed Account. If we have your name, address and social security number and we have an Employer-Directed Account Agreement from your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in our Money Market Division Option. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

  Starter Account. If we have your name, address and social security number, but we do not have an Employer-Directed Account Agreement from your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division. We will send you follow-up letters requesting the information necessary to complete the application, including your allocation instructions. Unless a completed application or enrollment form is received by us within 105 days of establishment of your starter account, the account balance, including earnings, will be returned to your employer. We are not responsible for any adverse tax consequences to you that may result from the return of your employer's contributions.

PURCHASE UNITS
A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Units apply only to the Variable Account Options selected for your account. Purchase Unit values are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. New York time (see Calculation of Purchase Unit Value below for more information.) Purchase Units will be credited the same business day if Purchase Payments are received by our Home Office before the close of the Exchange. If not, they will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate.

Calculation of Purchase Unit Value
The Purchase Unit value for a Division is calculated as shown below:
--------------------------------------------------
Step 1: Calculate the gross investment rate:
  Gross Investment Rate
= (EQUALS)
  The Division's investment income
  and capital gains and losses
  (whether realized or unrealized) on
  that day from the assets
  attributable to the Division.
/ (DIVIDED BY)
  The value of the Division for
  the immediately preceding day on

  which the values are calculated.

                                                      PURCHASE PAYMENTS -- an
                                                      amount of money you pay to
                                                      VALIC to receive the
                                                      benefits of an annuity
                                                      Contract offered by
                                                      Portfolio Director.

------------------------------------------------------------

We calculate the gross investment rate as of 4:00 p.m. New York time on each business day when the New York Stock Exchange is open.
--------------------------------------------------
Step 2: Calculate net investment rate for any day as follows:
  Net Investment Rate
= (EQUALS)
  Gross Investment Rate
  (calculated in Step 1)
- (MINUS)
  Separate Account charges and any
  income tax charges.

Step 3: Determine Purchase Unit Value for that day.

  Purchase Unit Value for that day.
= (EQUALS)
  Purchase Unit Value for immediate
  preceding day.
X (MULTIPLIED BY)
  Net Investment Rate (as calculated

  in Step 2) plus 1.00.

For more information as to

how PURCHASE UNIT VALUES

are calculated, see the

Statement of Additional

Information.

CHOOSING INVESTMENT OPTIONS
There are 18 investment options offered in Portfolio Director. This includes 2 Fixed Account Options and 16 Variable Account Options. Unless provided otherwise, you may select and combine up to 7 of the 18 options. The Funds that underlie the Variable Account Options are registered as investment companies under and are subject to regulation of the Investment Company Act of 1940 (the Act). The Fixed Account Options are not subject to regulation under the Act and are not required to be registered under the Securities Act of 1933. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

PURCHASE UNIT -- a

measuring unit used to

calculate your Account Value

during the Purchase Period.

The value of a Purchase Unit

will vary with the investment

experience of the Separate

Account Division you have

selected.

FIXED ACCOUNT OPTIONS
Each of the Fixed Account Options are part of the Company's general assets. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in "Profile of Portfolio Director Contract" appearing in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. We bear the entire investment risk for the Fixed Account Option. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets.
--------------------------------------------------
Here is how you may calculate the value of your Fixed Account Option during the Purchase Period:

  Value of Your Fixed
  Account Options
= (EQUALS)
  All Purchase Payments made to the
  Fixed Account Options
+ (PLUS)
  Amounts transferred from Variable
  Account Options to the Fixed
  Account Options
+ (PLUS)
  All interest earned
- (MINUS)
  Amounts transferred or withdrawn
  from Fixed Account Options
  (including applicable fees and
  charges)

VARIABLE ACCOUNT OPTIONS
You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus. A complete discussion of each of the Variable Account Options may be found in the "Variable Account Options" section in this prospectus. Based upon a Variable Account Option's Purchase Unit Value your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying fund (which may be positive or negative) and the deduction of VALIC Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.
--------------------------------------------------
Here is how to calculate the value of each Variable Account Option in your account during the Purchase Period:

  Value of Your Variable Account Option
= (EQUALS)
  Total Number of Purchase Units
X (MULTIPLIED BY)
  Current Purchase Unit Value

STOPPING PURCHASE PAYMENTS
Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before your Portfolio Director account has been surrendered. While no Purchase Payments are being made, the number of Purchase Units outstanding will remain the same. (This is assuming no transfers or withdrawals are made.) The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

If your Account Value falls below $300, and you do not make any Purchase Payments for two years from the date we established your account, we may close the account and pay the Account Value (less any surrender charge) to you.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may transfer all or part of your Account Value between the various Fixed Account and Variable Account Options in Portfolio Director without a charge. Transfer instructions may be made either in writing or by telephone as discussed below. Transfers may be made during the Purchase Period or during the Payout Period. We reserve the right to limit transfers as discussed below. Your employer's plan may also limit your rights to transfer.

DURING THE PURCHASE PERIOD
During the Purchase Period, transfers may be made between Portfolio Director's Fixed Account Options and Variable Account Options.

We currently permit transfers between Variable Account Options or from Variable Account Options to Fixed Account Options, at any time. We may, however, limit the number of transfers you can make.

Transfers are also permitted from the Fixed Account Options subject to the following limitations:
---------------------------------------------------

    FIXED                                        OTHER
ACCOUNT OPTION      VALUE       FREQUENCY     RESTRICTIONS
--------------  -------------  -----------    ------------
Fixed Account
 Plus:          Up to 20% per  At any time  None (1)
                contract year
                    100%       At any time  If Account Value
                                            is
                                            less than or
                                            equal
                                            to $500
Short-Term
 Fixed
 Account:        Up to 100%    At any time  90-day Holding
                                            Period If
                                            transfer was
                                            previously made
                                            into
                                            Short-Term Fixed
                                            Account.(2)

---------------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.

DURING THE PAYOUT PERIOD
During the Payout Period, transfers may be made between Portfolio Director's investment options subject to the following limitations:
---------------------------------------------------

                            % OF ACCOUNT
                  --------------------------------     OTHER
 ACCOUNT OPTION      VALUE          FREQUENCY       RESTRICTIONS
 --------------   -----------  -------------------  ------------
Variable:         Up to 100%   Once every 365 days      None
Combination
 Fixed
 and Variable     Up to 100%   Once every 365 days      None
 Payout:          of money in
                   variable
                    option
                    payout
Fixed:                Not              --                --
                   permitted

COMMUNICATING TRANSFER OR
REALLOCATION INSTRUCTIONS
A written instruction to transfer or reallocate all or part of your Account Value between the various investment options in Portfolio Director, should be sent to VALIC's Home Office.
Instructions for transfers or reallocations may be made by calling 1-800-621-7792. Telephone transfers will be allowed unless we have been notified not to accept such telephone instructions. In this event, we must receive written instructions, in order to permit future telephone transfers to be made. Before a transfer will be made by telephone, you must give us the requested identifying information concerning your account(s).

Unless we have been instructed not to accept requests for telephone transfers, anyone may effect a telephone transfer if they furnish the requested information. You will bear any loss resulting from such instructions, whether the caller was specifically authorized by you or not.

No one that we employ or that represents VALIC may give telephone instructions on your behalf without VALIC's prior written permission. (This does not apply to a contract with the immediate family of an employee or representative of VALIC).

We will send you a confirmation of the completed transfer within 5 days from the date of your instruction. When you receive your confirmation, it is your duty to verify the information shown, and advise us of any errors within one business day.

You will bear the risk of loss arising from instructions received by telephone. We are not responsible for the authenticity of such instructions. Any telephone instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instruction may not be made during the Payout Period. We reserve the right to stop telephone transfers at any time.

EFFECTIVE DATE OF TRANSFER
The effective date of a transfer will be:

- The date of receipt, if received in our Home Office before the close of regular trading of the New York Stock Exchange on a day values are calculated; (Normally, this will be 4:00 P.M. New York time); otherwise

- The next date values are calculated.

                                                      >ACCOUNT VALUE -- the total
                                                      sum of your Fixed Account
                                                      and/or Variable Account
                                                      Options that have not yet
                                                      been applied to your Payout
                                                      Payments.
                                                      PURCHASE PERIOD -- the time
                                                      between your first Purchase
                                                      Payment and your Payout
                                                      Period (or surrender).
                                                      HOME OFFICE -- Our principal
                                                      office at 2929 Allen
                                                      Parkway, Houston, Texas
                                                      77019.

                                                      PAYOUT PERIOD -- the time
                                                      that starts when you begin
                                                      to withdraw your money in a
                                                      steady stream of payments.

FEES AND CHARGES

----------------------------------------------------------------------------

By investing in Portfolio Director, you may be subject to six basic types of fees and charges:

- Account Maintenance Fee
- Surrender Charges
- Premium Tax Charge
- Separate Account Charges
- Fund Annual Expense Charge
- Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus.

ACCOUNT MAINTENANCE FEE

An account maintenance fee of $3.75 will be deducted on the last day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your Account to pay the account maintenance fee. If you invest only in Fixed Account Options during a calendar quarter, this fee will not apply. If all your money in a Variable Account Option is withdrawn, or transferred to a Fixed Account Option, the fee will be deducted at that time. The fee will be assessed equally among the Variable Account Options that make up your Account Value.

The account maintenance fee is to reimburse the Company for our administrative expenses for providing Variable Account Options. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. We do not expect that the amount of fees we receive will be greater than our expenses.

PARTICIPANT YEAR -- the first
twelve month period and
then each yearly anniversary
of that period following the
issue date of the contract or
certificate.

The amount of the account maintenance fee may be reduced or waived if Portfolio Director is issued to certain types of plans which are expected to result in lower costs to VALIC. To learn more about how we determine if account maintenance fees may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" section in this prospectus. If you have two or more accounts established under the same group contract, we may agree to deduct an account maintenance fee from only one account.

SURRENDER CHARGES

When you withdraw money from your account, you may be subject to a surrender charge. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the Statement of Additional Information.

AMOUNT OF SURRENDER CHARGES

A surrender charge may not be greater than:

- Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

- Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again.

EXCEPTIONS TO SURRENDER CHARGES

No surrender charge will be applied:

- To money applied to provide a Payout Option;

- To death benefits;

- If no Purchase Payments have been received during the 60 months prior to the date of surrender;

- If your account has been in effect for 15 years or longer;

- If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

- To "No Charge Systematic Withdrawals";

- Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

--------------------------------------------------------------------------------

- If you have become totally and permanently disabled, defined as follows: You are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; and

- If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

The surrender charges may be reduced or waived if Portfolio Director is issued to certain types of plans which are expected to result in lower costs to VALIC. To learn more about how we determine if surrender charges may be reduced or waived, see the "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" section in this prospectus.

PREMIUM TAX CHARGE

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from zero to 3%.

If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will, of course, comply. Otherwise, such tax will be deducted from the Payout Value when annuity payments are to begin.

If we deduct an amount for premium taxes, but later find the tax was not due, we will:

- Adjust the amount deducted in error to reflect investment experience from the date of the deduction to the date we determined the tax was not due; and

- Apply the excess amount, as adjusted, to increase the number of Pay-in or Payout Units.

SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk charge applied to VALIC Separate Account A. This is a daily charge at an annualized rate of 1% to 1.25% on the average daily net asset value of VALIC Separate Account A. The exact rate depends on the Variable Account Option selected. This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk charge is to compensate the Company for assuming mortality and expense risks under Portfolio Director. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period an interest guaranteed death benefit. For more information about the interest guaranteed death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering Portfolio Director, no matter how large the cost may be.

The Company may make a profit on the mortality and expense risk charge. For more information about the mortality and expense risk charge, see the Fee Table in this prospectus.

FUND ANNUAL EXPENSE CHARGE

Investment management charges based on a percentage of each Fund's average daily net assets are payable by each Fund. Depending on the Variable Account Option selected, the charges will be paid by each Fund to the Company, or to Dreyfus or to Templeton. These charges and other Fund charges and expenses are fully described in the prospectuses for the Funds. These charges indirectly cost you because they lower your return.

OTHER TAX CHARGES

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

REDUCTION OR WAIVER OF ACCOUNT
MAINTENANCE FEE OR SURRENDER
CHARGES

We may, as described below, determine that the account maintenance fee or the amount of surrender charges for Portfolio Director may be reduced or waived. We may reduce or waive these fees and charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will allow us to reduce or eliminate these administrative or sales expenses.

                    ------------------------------------------------------------

To determine whether we can reduce or waive account maintenance fees, we review the following factors:

  - The type of retirement program

    Certain types of retirement programs because of their stability can result in lower administrative costs.

  - The nature of your retirement program.

    Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders thus reducing administrative costs.

  - The frequency of Purchase Payments for your retirement program

    Purchase Payments received no more than once a year can reduce administrative costs.

  - The administrative tasks performed by your employer for your retirement program.

  The employer sponsoring your retirement program can, through their method of remitting Purchase Payments, reduce administrative costs.

  - Other factors of which we are not presently aware which could reduce administrative costs.

To determine whether we can reduce or waive surrender charges, we review the following factors:

  - The size of your retirement program.

    A retirement program which involves a larger group of employees may allow us to reduce sales expenses.

  - The total amount of Purchase Payments to be received for your retirement program.

    Larger Purchase Payments can reduce sales expenses.

  - The nature of your retirement program.

    Certain types of retirement programs, due to the type of employees who participate, experience fewer account surrenders thus reducing sales expense.

  - The type of your retirement program.

    Certain types of retirement programs because of their stability can result in lower sales expenses.

  - The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

  - Other factors of which we are not presently aware which could reduce sales expenses.

  We also may reduce or eliminate the amount of the mortality and expense risk charge under Portfolio Director or credit additional amounts to the Contract representing reductions in this charge. We will only do this if permitted by this Contract and by VALIC guidelines in effect at the time. In no event will the reduction or waiver of fees be permitted where the reduction or waiver will unfairly discriminate against any person.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period (Annuity Period) begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT
Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

  - Type and duration of Payout Option chosen;

  - Your age or your age and the age of your survivor (1);

  - Your sex or your sex and the sex of your survivor (1) (IRA's and certain nonqualified contracts);

  - The portion of your Account Value being applied; and

  - The payout rate being applied and the frequency of the payments.

  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

VARIABLE PAYOUT
With a Variable Payout, you may select up to 7 Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate you select. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an Assumed Investment Rate of 3 1/2% is used (unless you select a higher rate.) If the net investment experience of the Variable Account Option exceeds your Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT
With a Combination Fixed and Variable Payout, you may choose:

  - Up to 6 Variable Account Options (payments will vary); with a

  - Fixed Payout (payment is fixed and guaranteed).

PAYOUT DATE
The Payout Date is the date elected by you on which your payout (annuity) payments will start. The date elected must be the first of any month provided 30 days advance notice has been given to VALIC. Your account will be valued ten days prior to the end of the month preceding the Payout Date. A request to start payments must be sent to our Home Office on a form approved by VALIC. Generally, for qualified contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire. For nonqualified contracts, the Payout Date may begin at any time prior to your 85th birthday. For additional information on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans or simplified employee plans ("SEPs"), see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

PAYOUT OPTIONS
You may specify the manner in which your Payout Payments are made. You may select one of the following options:
  - LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.
  - LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period.

                                                 PAYOUT UNIT -- a measuring
                                                 unit used to calculate
                                                 Payout Payments from your
                                                 Variable Account Option.
                                                 Payout Unit values will vary
                                                 with the investment
                                                 experience of the VALIC
                                                 Separate Account A Division
                                                 you have selected.

                                                 ASSUMED INVESTMENT
                                                 RATE -- the rate used to
                                                 determine your first monthly
                                                 Payout Payment per thousand
                                                 dollars of Account Value in
                                                 your Variable Account
                                                 Option(s).

------------------------------------------------------------

  - LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. Upon your death, your beneficiary will receive a lump sum payment equal to the remaining Annuity Value.
  - JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and your beneficiary. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

  - PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and thirty. Upon your death, payments will continue to your beneficiary until the designated period is completed.

For more information about
PAYOUT OPTIONS OR
ENHANCEMENTS
of those Payout Options
available under the Contract,
see the "Statement of
Additional Information".

ENHANCEMENTS TO PAYOUT OPTIONS
You may be able to select enhancements to the Payout Options described above. These enhancements include partial annuitization, flexible payments of varying amounts and inflation protection payments. Additionally, certain options may be available with a one to twenty year guaranteed period. Additionally, certain options may be available with a one to twenty year guaranteed period. The Joint and Survivor Life Option may be available with a one to twenty year guaranteed period option. Not all of the enhancements are available under each option.

PAYOUT INFORMATION
Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during your life expectancy. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences if you do not meet an exception to federal tax law. See "Federal Tax Matters" in this prospectus.

Your Payment Option should be selected at least 30 days before your Payout Date. If such selection is not made:

  - payments will be made under the Life with Guaranteed Period Option, and

  - the payments will be guaranteed for a 10 year period, and

  - the payments will be based on the allocation used for your Purchase Payments

  - Fixed Account Option will be used to distribute payments to you on a Fixed Payout basis

  - Variable Account Options will be used to distribute payments to you on a Variable Payout basis.

Your first Payout Payment must total at least $25.

Most Payout Payments are made monthly. If the amount of your payment is less than $25, we reserve the right to reduce the number of payments made each year so each of your payments are at least $25.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------

WHEN SURRENDERS ARE ALLOWED. You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  - allowed under federal and state law; and

  - allowed under your employer's plan.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus.

AMOUNT THAT MAY BE SURRENDERED. The amount that may be surrendered at any time can be determined as follows:
--------------------------------------------------

                                               Your
                                              Account
       Allowed                               Value(1)
      Surrender           = (EQUALS)         - (MINUS)
        Value                             Any Applicable
                                             Surrender
                                              Charge

  1: Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.

There is no guarantee that the Surrender Value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

We will mail to you the Surrender Value within 7 calendar days after we receive your properly completed surrender request at our Home Office. However, we may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See "Offering, Purchase and Redemption of Fund Shares" in the Series Company Statement of Additional Information. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of your Surrender Value until the check clears. The rest of the Surrender Value will be processed as usual.

SURRENDER RESTRICTIONS
Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, and in many Section 403(b) contracts, no surrender or partial surrender will be allowed except for termination of employment, retirement or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except for termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  - death benefits; and

  - certain small amounts approved by the State of Florida.

PARTIAL SURRENDERS
You may request a partial surrender of your Account Value at any time. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Option first unless otherwise specified by you.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:
--------------------------------------------------

     The amount                            Your Purchase
     surrendered                            Units next
  from the Variable                       computed after
   Account Option                           the written
      + (PLUS)          / (DIVIDED BY)      request for
    Any Surrender                          surrender is
       Charge                             received at our
                                           Home Office.

The Surrender Value will be reduced by a full quarterly account maintenance fee charged in the case of a full surrender during a quarter.

SYSTEMATIC WITHDRAWALS. You may elect to withdraw all or part of your Account Value under a systematic withdrawal method described in your annuity contract offered by Portfolio Director. There will be no surrender charge for withdrawals using this method, which provides for:

  - Payments to be made to you

  - Payment over a stated period of time (but not less than five years);

  - Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made);

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options which you selected. A systematic withdrawal election may not be changed but can be revoked at no charge. Once revoked, a systematic withdrawal may not be elected again. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change its terms, at any time.

------------------------------------------------------------

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW. There will be no surrender charge on a minimum distribution required by federal tax law (known as No Charge Minimum Distribution), if the withdrawal:

  - Is made payable to you; and

  - Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

This contract feature will not be available in any year that an amount has been withdrawn under the no charge systematic withdrawal method. See "Federal Tax Matters" in this prospectus and in the Statement of Additional Information for more information about required distributions imposed by tax law.

For an explanation of possible adverse tax consequences of a surrender, see "Federal Tax Matters" in this prospectus.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

We issue other fixed and/or variable annuity contracts (other contracts) in addition to Portfolio Director. These other contracts are listed below. We will allow you, under certain conditions, to exchange from one of these other contracts to Portfolio Director. This exchange privilege will be available only to other contracts for which we have not yet started making payments under a Payout Option. If you elect to exercise one of these exchange offers, you should contact any of our Regional Offices at the addresses shown in the back of this prospectus.

RESTRICTIONS ON EXCHANGE PRIVILEGE

We will impose certain general restrictions and rules on the exchange privileges.

  - Partial exchanges are not permitted.

  - Exchanges from Portfolio Director to other contract forms are not permitted.

  - This exchange privilege is only available for those other contracts listed below.

Additionally, if you have your money in a fixed account of one of the below listed other contracts, you must exchange directly into the Fixed Account Options of Portfolio Director. You will be subject to all of the rules that apply to the Fixed Account Options in Portfolio Director. For example, you will be subject to the rules concerning transfers among investment options as stated in the Transfers Between Investment Options section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in Portfolio Director.

WE RESERVE THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THESE EXCHANGE PRIVILEGES AT ANY TIME.

TAXES AND CONVERSION COSTS

We will impose no fee or charge for these exchanges. Please read the "Federal Tax Matters" section in this prospectus for information about the federal income tax treatment of Portfolio Director.

SURRENDER CHARGES

We will generally not impose nor waive existing surrender charges as a result of your electing to exchange from one of the other contracts.

For purposes of determining surrender charges, we often consider time in the contract. For SPQ181 and SPQ181-1 Contracts, the contract date for determining surrender charges under Portfolio Director will be the SPQ181 and SPQ181-1 contract date plus one year. For example, if you have an SPQ181 contract with a contract date of January 1, 1993, upon exchange into Portfolio Director, the contract date for surrender charges purposes becomes January 1, 1994.

For any other contract, the contract date for determining surrender charges under Portfolio Director will be the same date as the other contract, but no earlier than January 1, 1982. (The effect of this is to potentially shorten the charge period for Purchase Payments subsequently made to Portfolio Director.)

If there is no surrender charge on assets within another contract, we will not impose charges on those assets as a result of an exchange. If surrender charges are to be based on Purchase Payments within a contract, we will consider purchase payments in the other contract to have been transferred to Portfolio Director for purposes of calculating the surrender charge. The effective dates of these Purchase Payments will also be retained for surrender charge purposes.

EXCHANGE OFFERS

The following other contracts may be exchanged.

  - V-Plan Contracts (IFA-582 and GFA-582 Contracts)

  - Compounder Contracts (C-1-75 and IFA-78 Contracts)

  - Independence Plus Contracts (UIT-585 and UITG-585 Contracts)

  - Impact Contracts (UIT-981 Contracts)

  - SA-1 or SA-2 (GUP-64, GUP-74 and GTS-VA Contracts)

  - FSPA-75, FSPA-73-3, FSPA-779 Contracts

  - SPQ181, SPQ181-1 Contracts

  - CTA 978 Contract

  - TFA-379 Contract

  - SDA-578, SDA-773-T Contract

  - IRA-579 Contracts

Portfolio Director will have the same Account Value (called Accumulation Value in the other contracts) as the other contracts.

COMPARISON OF CONTRACTS

You should carefully compare the features, charges and restrictions of the other contracts to those of Portfolio Director. A more detailed comparison of the features, charges, and restriction between each above listed other

------------------------------------------------------------

contract and Portfolio Director is provided in the Statement of Additional Information.

For the V-Plan and Compounder Contract you should refer to the terms of the contract or certificate. For the other contracts please refer to its most recently dated prospectus for a complete description of the contract terms and conditions. Those prospectuses are incorporated herein by reference. If you want an additional copy of any of these prospectuses or Statements of Additional Information, please contact us at the address shown in the introduction of the prospectus.

FEATURES OF PORTFOLIO DIRECTOR

In deciding whether you want to exercise this exchange privilege, you should consider the following features of Portfolio Director.

  - Portfolio Director has more investment options to select from.

  - The Portfolio Director surrender charge is calculated assuming the most recent Purchase Payments are removed first. This policy may cause exchanged funds to be accessible only after charges are imposed.

  - Portfolio Director has an Interest Guaranteed Death Benefit.

  - Portfolio Director's Fund fees and charges are different than the other contracts and in some cases may be higher.

  - Portfolio Director's guaranteed annuity rates and guaranteed interest rates may be less favorable than the other contracts.

AGENTS' AND MANAGERS' RETIREMENT PLAN
EXCHANGE OFFER

General. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts or Independence Plus Contracts for the equivalent units of interest in Portfolio Director.

Agents and managers of VALIC who enter into the voluntary exchange will not incur under Portfolio Director any surrender charges or account maintenance fees. Other individuals who may exchange to Portfolio Director from SA-1 or Independence Plus Contracts may have surrender charges and account maintenance fees imposed under Portfolio Director. All other provisions with regard to exchange offers referenced in the section entitled "Exchange Offers" will apply to the Agents' and Managers' Retirement Plan Exchange Offer.

Pursuant to this voluntary exchange offer, participants in the Plan will have three options to choose from. As to the funding vehicle for their purchase payment plan, the participant may choose to:

  - Remain in the SA-1 Contract or Independence Plus Contract.

  - Leave current assets in the SA-1 Contract or Independence Plus Contract and direct future Purchase Payments to the Portfolio Director; or

  - Transfer all current assets and future Purchase Payments to the Portfolio Director.

If the participant chooses to remain in either the SA-1 Contract or Independence Plus Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract or Independence Plus Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract or the Independence Plus Contract and direct future Purchase Payments to Portfolio Director, the current assets will be controlled by the provisions of the SA-1 Contract or the Independence Plus Contract, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director subject to the exception that surrender charges and account maintenance fees will not be imposed under Portfolio Director. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director subject to the exception that surrender charges and account maintenance fees will not be imposed under Portfolio Director.

Once a participant transfers assets and future Purchase Payments to Portfolio Director the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director, the participant will be allowed at a later date to transfer the current assets to Portfolio Director. For a complete analysis of the differences between the SA-1 contract or the Independence Plus Contract and Portfolio Director, you should refer to the Statement of Additional Information and the form of the contract or certificate for its terms and conditions.

DEATH BENEFITS
--------------------------------------------------------------------------------

Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. How these death benefits will be paid are discussed below. The death benefit provisions in Portfolio Director may vary from state to state.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

- In a lump sum; or

- In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law.

Beneficiaries Other Than Spouses.

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid.

- In full within 5 years after the Annuitant's death; or

- By payments beginning within 1 year after the Annuitant's death under:

  - A life annuity;

  - A life annuity with payments certain; or

  - An annuity for a designated period.

If the Annuitant dies before the Annuity Date, the Beneficiary as named by you may receive the payout.

Payments certain or payments for a designated period cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under Portfolio Director.

SPECIAL INFORMATION FOR INDIVIDUAL
NON-TAX QUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a Non-Tax Qualified Contract are not the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the Contingent Owner, if any, or to the Contract Owner's estate. Such transfers will be considered a taxable event by the IRS.
DURING THE PURCHASE PERIOD
Two types of benefits are available if death occurs during the Purchase Period. Interest Guaranteed Death Benefit and Standard Death Benefit.
INTEREST GUARANTEED DEATH BENEFIT

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70. This contract provision is not available in some states. The amount payable under the interest guaranteed death benefit will be at least equal to the sum of your Account Value in the Fixed Account Option(s) and the Variable Account Option(s) on the date VALIC receives proof of death.
Here is how to calculate the death benefit:
--------------------------------------------------
Step 1: Determine your Fixed Account Option Value by taking the greater of:

  Value of Fixed Account Option on date
 proof of death Is received by VALIC
  OR
  100% of Purchase Payments placed
 in Fixed Account Option
- (MINUS)
 Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option

--------------------------------------------------
Step 2: Determine your Variable Account Option Value by taking the greater of:

 Value of Variable Account Option on date proof of death is received by VALIC
  OR
 100% of Purchase Payments placed in
 Variable Account Options
- (MINUS)
 Prior withdrawals (out of) or transfers
 (out of) the Variable Account Option
+ (PLUS)
 Interest at an annual rate of 3%

--------------------------------------------------
Step 3: Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

                                                      BENEFICIARY -- the person
                                                      designated to receive Payout
                                                      Payments upon the death of
                                                      an Annuitant.
                                                      ANNUITANT -- the individual,
                                                      (in most cases this person
                                                      is you) to whom Payout
                                                      Payments will be paid.
                                                      CONTRACT OWNER -- either
                                                      your employer or
                                                      organization in the case of
                                                      a group contract or the
                                                      Annuitant in the case of an
                                                      individual contract. If the
                                                      contract is an individual
                                                      non-qualified type, this is
                                                      generally the Annuitant but
                                                      a Contingent Contract Owner
                                                      may also be provided for.
                                                      FIXED ACCOUNT OPTIONS -- a
                                                      particular subaccount into
                                                      which your Purchase Payments
                                                      and Account Value may be
                                                      allocated to fixed
                                                      investment options.
                                                      Currently, the Fixed Account
                                                      Options in Portfolio
                                                      Director are Fixed Account
                                                      Plus and Short-Term Fixed
                                                      Account. Each option of this
                                                      type is guaranteed to earn
                                                      at least a minimum rate of
                                                      interest.

                                                      VARIABLE ACCOUNT
                                                      OPTIONS -- Investment
                                                      Options that correspond to
                                                      VALIC Separate Account A
                                                      Divisions offered by
                                                      Portfolio Director.
                                                      Investment returns on
                                                      Variable Account Options
                                                      will be positive or negative
                                                      depending on the investment
                                                      performance of the
                                                      underlying mutual fund.

--------------------------------------------------------------------------------

STANDARD DEATH BENEFIT

The standard death benefit is payable if death occurs on or after age 70.

The Standard Death Benefit will be the greater of:
--------------------------------------------------

 Your Account Value on the Date Proof of Death is
 Received by VALIC
  OR
 100% of Purchase Payments (to Fixed
 and/or Variable Account Options)
-- (MINUS)
 Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. The amount of death benefits will also depend on the Payout Option that you selected. The Payout Options available in Portfolio Director are described in the "Payout Period" section of this prospectus.

  - If the Life Only Option or Joint and Survivor Life Option were chosen, there will be no death benefit.

  - If the Life With Guaranteed Period Option, Joint and Survivor Life with Guaranteed Periods Option, Life with Cash or Unit Refund Option or Payment for a Designated Period Option were chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

     - Receive the present value of any remaining payments in a lump sum; or

     - Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Participant; or

     - Receive the present value of any remaining payments applied under the Payment for a Designated Period Option for a period equal to or shorter than the period remaining. Spouse beneficiaries may be entitled to more favorable treatment under federal tax law.

Under federal tax laws if the Life with Guaranteed Periods Option is chosen on a variable basis, it may be treated in the same manner as a surrender of your Portfolio Director account. If your account is surrendered the full amount your Beneficiary receives will normally be treated as income for that year. This amount generally will also be taxed at rates used for ordinary income.

HOW TO REVIEW INVESTMENT PERFORMANCE
OF SEPARATE ACCOUNT DIVISIONS
--------------------------------------------------------------------------------

We will advertise information about the investment performance of VALIC Separate Account A Divisions. Our advertising of past investment performance results does not mean that future performance will be the same. The performance information will not predict what your actual investment experience will be in that Division or show past performance under an actual contract. We may also show how the Divisions rank on the basis of data compiled by independent ranking services.

Some of the Divisions (and underlying Funds) offered in this prospectus were previously available through other annuity contracts before Portfolio Director was first available to you. We may therefore, advertise investment performance since the inception of the underlying Funds. However, in doing so, we will use the charges and fees imposed by Portfolio Director in calculating the Division's investment performance for earlier time frames.

TYPES OF INVESTMENT
PERFORMANCE INFORMATION
ADVERTISED

We may advertise the Division's Total Return Performance information and Yield Performance information.

TOTAL RETURN PERFORMANCE
INFORMATION

Total Return Performance Information is based on the overall dollar or percentage change in value of an assumed investment in a Division over a given period of time.

There are seven ways Total Return Performance Information may be advertised:

  - Standard Average Annual Total Return

  - Nonstandard Average Annual Total Return
  - Cumulative Total Return
  - Annual Change in Purchase Unit Value
  - Cumulative Change in Purchase Unit Value
  - Total Return Based on Different Investment Amounts

  - An Assumed Account Value of $10,000

Each of these is described below.

STANDARD AVERAGE ANNUAL TOTAL RETURN

Standard Average Annual Total Return shows the average percentage change in the value of an investment in the Division from the beginning to the end of a given historical period. The results shown are after all charges and fees have been applied against the

Division. This will include account maintenance fees and surrender charges that would have been deducted if you surrendered Portfolio Director at the end of each period shown. Premium taxes are not deducted. This information is calculated for each Division based on how an initial assumed payment of $1,000 performed at the end of 1, 3, 5 and 10 year periods.

The return for periods of more than one year are annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

NONSTANDARD AVERAGE ANNUAL TOTAL RETURN

Nonstandard Average Annual Total Return is calculated in the same manner as the Standard Average Annual Total Return. However, Nonstandard Average Annual Total Return shows only the historic investment results of the Division. Account maintenance fees, surrender charges and premium taxes are not deducted.

CUMULATIVE TOTAL RETURN

Cumulative Total Return assumes the investment in Portfolio Director will stay in the Division beyond the time that a surrender charge would apply. It may be calculated for 1, 3, 5 and 10 year periods. It is based on an assumed initial investment of $10,000. The Cumulative Return will be calculated without deduction of account maintenance fees, surrender charges or premium taxes. ANNUAL CHANGE IN PURCHASE UNIT VALUE
Annual Change in Purchase Unit Value is a percentage change during a one year period. This is calculated as follows:

  - The Purchase Unit Value at the start of the year is subtracted from the Purchase Unit Value at the end of the year;

  - The difference is divided by the Purchase Unit Value at the start of the year.

Account maintenance fees, surrender charges and premium taxes are not deducted. The effect of these charges, if deducted, would reduce the Division's Annual Change in Purchase Unit Value.

                                                DIVISIONS -- Subaccounts of
                                                VALIC Separate Account A
                                                which represent the Variable
                                                Account Options in Portfolio
                                                Director. Each Division
                                                invests in a different
                                                mutual fund, each having its
                                                own investment objective and
                                                strategy.

                                                PURCHASE PAYMENTS -- an
                                                amount of money you pay to
                                                VALIC to receive the
                                                benefits of an annuity
                                                Contract offered by
                                                Portfolio Director.

                                                For more information on how
                                                TOTAL RETURN PERFORMANCE
                                                INFORMATION is calculated
                                                and tables showing
                                                historical performance
                                                information, see the
                                                Statement of Additional
                                                Information.

------------------------------------------------------------

CUMULATIVE CHANGE IN PURCHASE UNIT VALUE

Cumulative Change in Purchase Unit Value is a percentage change from the beginning to the ending of a period usually greater than one year. Otherwise, it is calculated in the same way as the Annual Change in Purchase Unit Value.

TOTAL RETURN BASED ON DIFFERENT
INVESTMENT AMOUNTS

We may show total return information based on different investment amounts. For example, we may show $200 a month for 10 years, or $100 a month to age 65. Fees may or may not be included. Each performance illustration will explain the Portfolio Director charges and fees imposed on the Division.

AN ASSUMED ACCOUNT VALUE OF $10,000

We may show annual changes in the Purchase Unit Value based on an initial investment of $10,000. This will not reflect any deduction for account maintenance fees, surrender charges and premium taxes.

YIELD PERFORMANCE INFORMATION

We may advertise Yield Performance, at a given point in time. A Division's yield is one way of showing the rate of income the Division is earning as a percentage of the Division's Purchase Unit Value.

MONEY MARKET DIVISION

We may advertise the Money Market Division's Current Yield and Effective Yield.

The Current Yield refers to the income produced by an investment in the Money Market Division over a given 7-day period. The Current Yield does not take into account surrender charges, account maintenance fees or premium taxes. The income produced over a 7 day period is then "annualized." This means we are assuming the amount of income produced during the 7-day period will continue to be produced each week for an entire year. The annualized amount is shown as a percentage of the investment. The 7-day Current Yield for the last 7 days ended December 31, 1996 was 3.92%.

The Effective Yield is calculated in a manner similar to the Current Yield. But, when the yield is annualized the income earned is assumed to be reinvested. The compounding effect will cause the Effective Yield to be higher than the Current Yield. The 7-day Effective Yield for the last 7 days ended December 31, 1996 was 3.99%.

DIVISIONS OTHER THAN THE MONEY MARKET DIVISION

We may advertise the standardized yield performance for each Division other than the Money Market Division. The yield for each of these Divisions will be determined as follows:

  - We will subtract the account maintenance fee from the average daily net investment income per Purchase Unit;

  - We will divide the remainder by the Purchase Unit Value on the last day of the period; and
  - We will annualize the result.

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN, CUMULATIVE RETURN AND ANNUAL AND CUMULATIVE CHANGE IN PURCHASE UNIT VALUE TABLES.

In the sections above we have described a number of ways we may advertise information about the investment performance of VALIC Separate Account A Divisions. Certain performance information for each VALIC Separate A Account Division is printed in the four tables below.

The information presented does not reflect the advantage under Portfolio Director of deferring federal income tax on increases in Account Value due to earnings attributable to Purchase Payments (see "Federal Tax Matters" in the prospectus and in the Statement of Additional Information.) The information presented also does not reflect the advantage under Qualified Contracts of deferring federal income tax on Purchase Payments.

The performance results shown in the following tables are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.

                                                                         TABLE I

                          AVERAGE ANNUAL TOTAL RETURN
           WITH SURRENDER CHARGE AND ACCOUNT MAINTENANCE FEE IMPOSED
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                                SINCE
                 DIVISION                    INCEPTION DATE   INCEPTION    10 YEARS    5 YEARS     3 YEARS     1 YEAR
                 --------                    --------------   ---------    --------    -------     -------     ------
Stock Index Fund (Division 10).............     04/20/87          11.29%         --       12.85%      16.75%     16.42%
MidCap Index Fund (Division 4)
  Period from 10/13/82 to 12/31/96.........     10/13/82           8.59        9.11%      11.20       11.69      12.51
  Period from 10/01/91 to 12/31/96.........                       13.60          --       11.20       11.69      12.51
Small Cap Index Fund (Division 14).........     05/01/92          12.39          --          --       10.33      10.47
International Equities Fund (Division
  11)......................................     10/02/89           2.72          --        5.51        5.83       0.90
Templeton International Fund (Division
  20)......................................     05/01/92          13.03          --          --        9.06      17.40
Dreyfus Small Cap Portfolio (Division
  18)......................................     08/31/90          46.85          --       34.03       14.69      10.04
Growth Fund (Division 15)..................     04/29/94          21.42          --          --          --      13.08
Growth & Income Fund (Division 16).........     04/29/94          17.23          --          --          --      16.99
Capital Conservation Fund (Division 7).....     01/16/86           5.53        5.57        5.02        2.15      -3.87
Government Securities Fund (Division 8)....     01/16/86           5.48        5.53        4.30        1.83      -3.72
International Government Bond Fund
  (Division 13)............................     10/01/91           9.00          --        6.84        6.35      -1.37
Social Awareness Fund (Division 12)........     10/02/89          11.86          --       11.72       16.77      17.65
Science & Technology Fund (Division 17)....     04/29/94          34.25          --          --          --       7.59
Money Market Fund (Division 6).............     01/16/86           4.31        4.31        1.99        2.05      -0.79
Timed Opportunity Fund (Division 5)........     09/06/83           7.50        8.13        6.24        8.38       4.95
Templeton Asset Allocation Fund (Division
  19)......................................     08/24/88          10.79          --       11.82        9.30      12.30

The MidCap Index Division was formerly the Capital Accumulation Division. Effective October 1, 1991, the Fund underlying this Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Historical data prior to October 1, 1991 reflect investment experience prior to these changes. Selected purchase unit data for the last ten years for this Division appears on page 10 of the prospectus. Performance information for the Dreyfus Small Cap Division, Templeton Asset Allocation Division, and Templeton International Division was calculated on a pro forma basis, using the inception dates of the underlying Funds, and applying current contract charges.

                                                                        TABLE II
                          AVERAGE ANNUAL TOTAL RETURN
          WITH NO SURRENDER CHARGE OR ACCOUNT MAINTENANCE FEE IMPOSED
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                                    SINCE
                   DIVISION                     INCEPTION DATE    INCEPTION     10 YEARS    5 YEARS     3 YEARS      1 YEAR
                   --------                     --------------    ---------     --------    -------     -------      ------
Stock Index Fund (Division 10)................     04/20/87         11.44%         --        13.60%      18.10%      21.53%
MidCap Index Fund (Division 4)
  Period from 10/13/82 to 12/31/96............     10/13/82          8.73        9.25%       11.99       13.14       17.61
  Period from 10/01/91 to 12/31/96............                      13.74          --        11.99       13.14       17.61
Small Cap Index Fund (Division 14)............     05/01/92         13.23          --           --       11.81       15.57
International Equities Fund (Division 11).....     10/02/89          2.85          --         6.44        7.43        5.75
Templeton International Fund (Division 20)....     05/01/92         13.85          --           --       10.57       22.50
Dreyfus Small Cap Portfolio (Division 18).....     08/31/90         47.04          --        34.51       16.08       15.14
Growth Fund (Division 15).....................     04/29/94         22.91          --           --          --       18.18
Growth & Income Fund (Division 16)............     04/29/94         18.80          --           --          --       22.10
Capital Conservation Fund (Division 7)........     01/16/86          5.67        5.71         5.96        3.85        0.75
Government Securities Fund (Division 8).......     01/16/86          5.62        5.67         5.26        3.53        0.90
International Government Bond Fund (Division
  13).........................................     10/01/91          9.13          --         7.73        7.93        3.36
Social Awareness Fund (Division 12)...........     10/02/89         12.00          --        12.49       18.12       22.75
Science & Technology Fund (Division 17).......     04/29/94         35.55          --           --          --       12.68
Money Market Fund (Division 6)................     01/16/86          4.44        4.44         3.02        3.75        3.97
Timed Opportunity Fund (Division 5)...........     09/06/83          7.64        8.26         7.14        9.91        9.99
Templeton Asset Allocation Fund (Division
  19).........................................     08/24/88         10.94          --        12.59       10.81       17.40

                                                                       TABLE III
                               CUMULATIVE RETURN
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                                   SINCE
                   DIVISION                     INCEPTION DATE   INCEPTION   10 YEARS   5 YEARS     3 YEARS      1 YEAR
                   --------                     --------------   ---------   --------   -------     -------      ------
Stock Index Fund (Division 10)................     04/20/87       184.84%        --      89.18%      64.71%      21.53%
MidCap Index Fund (Division 4)
  Period from 10/13/82 through 12/31/96.......     10/13/82       227.26     142.14%     76.13       44.84       17.61
  Period from 10/01/91 through 12/31/96.......                     96.61         --      76.13       44.84       17.61
Small Cap Index Fund (Division 14)............     05/01/92        78.54         --         --       39.79       15.57
International Equities Fund (Division 11).....     10/02/89        22.29         --      36.60       23.98        5.75
Templeton International Fund (Division 20)....     05/01/92        83.17         --         --       35.19       22.50
Dreyfus Small Cap Portfolio (Division 18).....     08/31/90      1049.38         --     340.28       56.43       15.14
Growth Fund (Division 15).....................     04/29/94        73.33         --         --          --       18.18
Growth & Income Fund (Division 16)............     04/29/94        58.31         --         --          --       22.10
Capital Conservation Fund (Division 7)........     01/16/86        82.55      74.24      33.55       11.99        0.75
Government Securities Fund (Division 8).......     01/16/86        81.57      73.57      29.21       10.97        0.90
International Government Bond Fund (Division
  13).........................................     10/01/91        58.22         --      45.09       25.74        3.36
Social Awareness Fund (Division 12)...........     10/02/89       125.27         --      80.12       64.79       22.75
Science & Technology Fund (Division 17).......     04/29/94       125.05         --         --          --       12.68
Money Market Fund (Division 6)................     01/16/86        60.72      54.47      16.05       11.66        3.97
Timed Opportunity Fund (Division 5)...........     09/06/83       165.19     121.24      41.19       32.78        9.99
Templeton Asset Allocation Fund (Division
  19).........................................     08/24/88       137.46         --      80.94       36.05       17.40

                                                                        TABLE IV

              ANNUAL AND CUMULATIVE CHANGE IN PURCHASE UNIT VALUE

                                                 ANNUAL CHANGE IN PURCHASE UNIT VALUE FOR THE
                                                          YEAR ENDED DECEMBER 31* 2
                                             --------------------------------------------------------
DIVISION                                       1996        1995        1994        1993        1992
--------                                     --------    --------    --------    --------    --------
Stock Index Fund (Division 10).............   21.53%       35.95%      (0.30)%      8.78%       5.58%
MidCap Index Fund (Division 4).............   17.61        29.24       (4.70)      11.78        8.79
Small Cap Index Fund (Division 14).........   15.57        26.39       (4.30)      14.77       11.28
International Equities Fund (Division
 11).......................................    5.75         9.67        6.90       28.58      (14.31)
Templeton International Fund (Division
 20).......................................   22.50        14.34       (3.49)      45.51       (6.89)
Dreyfus Small Cap Portfolio (Division
 18).......................................   15.14        27.78        6.33       66.31       69.24
Growth Fund (Division 15)..................   18.18        46.40        0.18          --          --
Growth & Income Fund (Division 16).........   22.10        30.55       (0.68)         --          --
Capital Conservation Fund (Division 7).....    0.75        19.58       (7.04)      10.88        7.55
Government Securities Fund (Division 8)....    0.90        16.31       (5.44)       9.70        6.14
International Government Bond Fund
 (Division 13).............................    3.36        17.63        3.42       13.08        2.05
Social Awareness Fund (Division 12)........   22.75        37.57       (2.42)       6.84        2.31
Science & Technology Fund (Division 17)....   12.68        60.07       24.77          --          --
Money Market Fund (Division 6).............    3.97         4.51        2.77        1.67        2.22
Timed Opportunity Fund (Division 5)........    9.99        23.55       (2.29)       8.19       (1.71)
Templeton Asset Allocation Fund (Division
 19).......................................   17.40        21.02       (4.24)      24.59        6.74

                                                  ANNUAL CHANGE IN PURCHASE UNIT VALUE FOR THE
                                                           YEAR ENDED DECEMBER 31* 2
                                             ------------------------------------------------------
DIVISION                                      1991       1990        1989        1988        1987
--------                                     ------    --------    --------    --------    --------
Stock Index Fund (Division 10).............   27.70%     (4.83)%     27.88%      13.13%     (14.38)%
MidCap Index Fund (Division 4).............   20.81     (10.20)      18.10       13.06       (5.10)
Small Cap Index Fund (Division 14).........      --         --          --          --          --
International Equities Fund (Division
 11).......................................   10.06     (20.90)       2.84          --          --
Templeton International Fund (Division
 20).......................................      --         --          --          --          --
Dreyfus Small Cap Portfolio (Division
 18).......................................  156.75       1.68          --          --          --
Growth Fund (Division 15)..................      --         --          --          --          --
Growth & Income Fund (Division 16).........      --         --          --          --          --
Capital Conservation Fund (Division 7).....   16.00      (1.28)      10.63        5.92       (2.78)
Government Securities Fund (Division 8)....   13.59       4.91       11.03        4.95       (3.26)
International Government Bond Fund
 (Division 13).............................    9.05         --          --          --          --
Social Awareness Fund (Division 12)........   26.63      (2.21)       1.00          --          --
Science & Technology Fund (Division 17)....      --         --          --          --          --
Money Market Fund (Division 6).............    4.49       6.83        7.92        5.72        4.50
Timed Opportunity Fund (Division 5)........   20.13      (3.38)      15.81        8.63        7.31
Templeton Asset Allocation Fund (Division
 19).......................................   26.13      (9.13)      11.86        2.37          --

                                              CUMULATIVE CHANGE IN PURCHASE UNIT VALUE FOR EACH
                                                         PERIOD END SINCE 12/31/86*
                                          ---------------------------------------------------------
DIVISION                                    1996         1995        1994        1993        1992
--------                                  ---------    --------    --------    --------    --------
Stock Index Fund (Division 10)..........    184.84%     134.39%      72.41%      72.93%      58.97%
MidCap Index Fund (Division 4)..........    142.14      105.89       59.31       67.17       49.55
Small Cap Index Fund (Division 14)......     78.54       54.49       22.23       27.72       11.28
International Equities Fund (Division
 11)....................................     22.29       15.65        5.45       (1.36)     (23.29)
Templeton International Fund (Division
 20)....................................     83.17       49.52       30.77       35.49       (6.89)
Dreyfus Small Cap Portfolio (Division
 18)....................................  1,049.38      898.25      681.25      634.77      341.81
Growth Fund (Division 15)...............     73.33       46.67        0.18          --          --
Growth & Income Fund (Division 16)......     58.31       29.66       (0.68)         --          --
Capital Conservation Fund (Division
 7).....................................     74.24       72.95       44.63       55.58       40.32
Government Securities Fund (Division
 8).....................................     73.57       72.02       47.90       56.42       42.59
International Government Bond Fund
 (Division 13)..........................     58.22       53.08       30.14       25.83       11.28
Social Awareness Fund (Division 12).....    125.27       83.51       33.39       36.70       27.95
Science & Technology Fund (Division
 17)....................................    125.05       99.72       24.77          --          --
Money Market Fund (Division 6)..........     54.47       48.57       42.16       38.33       36.06
Timed Opportunity Fund (Division 5).....    121.24      101.14       62.81       66.62       54.01
Templeton Asset Allocation Fund
 (Division 19)..........................    137.46      102.27       67.14       74.53       40.09

                                               CUMULATIVE CHANGE IN PURCHASE UNIT VALUE FOR
                                                     EACH PERIOD END SINCE 12/31/86*
                                          ------------------------------------------------------
DIVISION                                   1991       1990        1989        1988        1987
--------                                  ------    --------    --------    --------    --------
Stock Index Fund (Division 10)..........   50.56%     17.90%      23.88%      (3.13)%    (14.38)%
MidCap Index Fund (Division 4)..........   37.47      13.80       26.72        7.30       (5.10)
Small Cap Index Fund (Division 14)......      --         --          --          --
International Equities Fund (Division
 11)....................................  (10.48)    (18.66)       2.84          --          --
Templeton International Fund (Division
 20)....................................      --         --          --          --          --
Dreyfus Small Cap Portfolio (Division
 18)....................................  161.05       1.68          --          --          --
Growth Fund (Division 15)...............      --         --          --          --          --
Growth & Income Fund (Division 16)......      --         --          --          --          --
Capital Conservation Fund (Division
 7).....................................   30.47      12.47       13.92        2.98       (2.78)
Government Securities Fund (Division
 8).....................................   34.34      18.26       12.73        1.53       (3.26)
International Government Bond Fund
 (Division 13)..........................    9.05         --          --          --          --
Social Awareness Fund (Division 12).....   25.06      (1.23)       1.00          --          --
Science & Technology Fund (Division
 17)....................................      --         --          --          --          --
Money Market Fund (Division 6)..........   33.10      27.38       19.23       10.48        4.50
Timed Opportunity Fund (Division 5).....   56.69      30.43       35.00       16.57        7.31
Templeton Asset Allocation Fund
 (Division 19)..........................   31.24       4.05       14.50        2.37          --

------------

* For the year in which a Division was initiated, less than a full year's performance has been reflected. Actual, not annualized, performance is reflected. See footnote to Table I above for the inception date of each Division. As noted above, effective October 1, 1991, the Fund underlying the MidCap Index Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Historical data prior to October 1, 1991 reflect investment experience prior to these changes. Investment experience for this Division subsequent to October 1, 1991 has been as follows: for the period from October 1, 1991 through December 31, 1991, the change in purchase unit value was 11.63%; for the period from October 1, 1991 through December 31, 1992, the cumulative change in purchase unit value was 21.43%; for the period from October 1, 1991 through December 31, 1993, the cumulative change in purchase unit value was 35.74%; for the period from October 1, 1991 through December 31, 1994, the cumulative change in purchase unit value was 29.36%; for the period from October 1, 1991 through December 31, 1995 the cumulative change in purchase unit value was 67.18% and for the period from October 1, 1991 through December 31, 1996 the cumulative change in purchase unit value was 96.61%.

OTHER CONTRACT FEATURES

--------------------------------------------------------------------------------

CHANGES THAT MAY NOT BE MADE

The following terms in Portfolio Director may not be changed once your account has been established:

  - The Contract Owner;

  - The Participant; and

  - The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain tax laws and regulations.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a Contingent Owner under an individual non-tax qualified Contract. During the Purchase Period, the Contingent Owner may be changed. However, if the Contract Owner dies, benefits must be distributed as required by the federal tax law.

CANCELLATION -- THE 20 DAY "FREE LOOK"

The Contract Owner may cancel an individual contract by returning it to the Company within 20 days after delivery. (A longer period will be allowed if required under state law.) A refund will be made to the Contract Owner within 7 days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or the amount required under state law, if larger.

WE RESERVE CERTAIN RIGHTS

We reserve the right to:
  - Amend the Contract to conform with substitutions of investments;

  - Amend the Contract to comply with tax or other laws;

  - Make changes (upon written notice) to group Contracts that would apply only to new Participants after the effective date of the changes;

  - Operate VALIC Separate Account A as a management investment company under the 1940 Act, in consideration of an investment management fee or in any other form permitted by law;

  - Deregister VALIC Separate Account A under the 1940 Act, if registration is no longer required;

  - Stop accepting new Participants under a group Contract.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered as a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of Portfolio Director in this prospectus.

  Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds on your behalf shares of the Funds which comprise the Variable Account Options. From time to time the Funds are required to hold a shareholder meeting to obtain approval from their shareholders for certain matters. As a Participant, you may be entitled to give voting instructions to us as to how VALIC Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholders meeting is held. For more information about these shareholder meetings and when they may be held, see the Funds' prospectuses.

WHO MAY GIVE VOTING INSTRUCTIONS

In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. This will be true even if your employer is the Contract Owner. Contract Owners will instruct VALIC Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if Portfolio Director was issued in connection with a nonqualified and unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES
ATTRIBUTABLE TO YOUR ACCOUNT

DURING PURCHASE PERIOD

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING PAYOUT PERIOD OR AFTER A DEATH
BENEFIT HAS BEEN PAID

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.
HOW FUND SHARES ARE VOTED
The Funds which comprise the Variable Account Options in Portfolio Director may have a number of shareholders including VALIC Separate Account A, VALIC and other affiliated insurance company separate accounts and retirement plans within the American General group of companies.

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all the Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

                                                      VALIC SEPARATE ACCOUNT
                                                      A -- a segregated asset
                                                      account established by VALIC
                                                      under the Texas Insurance
                                                      Code. The purpose of VALIC
                                                      Separate Account A is to
                                                      receive and invest your
                                                      Purchase Payments and
                                                      Account Value in the
                                                      Variable Account Options you
                                                      have selected.

VALIC will vote the shares of the Funds it holds based on, and in the same proportion as, the voting instructions received from participants in VALIC Separate Account A.

In the future, we may decide how to vote the shares of VALIC or VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS

-------------------------------------------------------------------------------

Portfolio Director Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned briefly below. You should refer to the Statement of Additional Information for further details. Section references are to the Internal Revenue Code ("Code"). We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax adviser regarding how the current rules apply to your specific situation.

TYPE OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program or an IRA, or is instead a nonqualified Contract. Portfolio Director is used under the following types of retirement arrangements:

  - Section 403(b) annuities for employees of public schools and Section 501(c)(3) tax-exempt organizations;

  - Section 401(a) and 403(a) qualified plans of employers (including self-employed individuals);

  - Section 408(b) individual retirement annuities;

  - Section 457 unfunded deferred compensation plans of governmental and tax-exempt employers;

  - Section 408(k) simplified deferred compensation plans of private employers.

  - Unfunded, non-qualified deferred compensation plans of private employers.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

In addition, Portfolio Director is also available through "Non-Qualified Contracts." Separate Account investment must be "adequately diversified" in order for the increase in the value of Non-Qualified Contracts to receive tax-deferred treatment. Each Fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. A Fund's failure to meet these diversification requirements could result in tax liability to Non-Qualified Contract Owners. Since each Fund expects to satisfy diversification, and assure tax deferred treatment to Non-Qualified Contract holders, investment opportunities of a Fund may consequently be limited. This would affect all Contract Owners, including owners of Contracts other than Non-Qualified Contracts for whom diversification is not a requirement for tax-deferred treatment.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the contract is offered, and your personal tax adviser.

Purchase Payments under Portfolio Director can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for special rules, including those applicable to taxable, non-natural owners of Non-Qualified Contracts.

Distributions are taxed differently depending on the program through which Portfolio Director is offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the amount by which a distribution exceeds investment in the Contract is subject to income tax. For annuity payments, investment in the contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

Amounts subject to income tax may also incur excise tax, under the circumstances described in the Statement of Additional Information. Generally, they would also be subject to some form of federal income tax withholding unless rolled into another tax-deferred vehicle. Required withholding will vary according to type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

--------------------------------------------------------------------------------

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from Premium Payments made to:

  - Portfolio Director Contract issued to a tax favored retirement program purchased with pre-tax premium payments;

  - A non-qualified Contract purchased with after-tax Premium Payments and;

  - conventional savings vehicles such as savings accounts.

                        THE POWER OF TAX-DEFERRED GROWTH

                                    [CHART]

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax deferred plan, (2) contributing $100 to a nonqualified, tax-deferred annuity, and (3) contributing $100 per month ($138.89 since contributions are made before tax) to a qualified tax-deferred plan. The chart assumes a 28% tax rate and an 8% fixed rate of return. Variable annuity options incur mortality and expense charges (1% - 1.25%) and may also incur administrative fees ($3.75 per quarter) and surrender charges (5% of the lesser of all contributions received during the last 60 months or the amount withdrawn). These fees and charges are not reflected in the above illustration and would reduce the results shown. Income taxes are payable upon withdrawal, and an additional 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

Unlike savings accounts, Premium Payments made to tax-favored retirement programs and Non-Qualified Contracts generally provide tax deferred treatment on earnings. In addition, Premium Payments made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax deferred savings using a 28% Federal tax bracket, an annual fixed yield (BEFORE THE DEDUCTION OF ANY FEES OR CHARGES) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent annual fixed yield of 5.76% under a conventional savings program. THE 8% YIELD ON THE TAX-FAVORED PROGRAM WILL BE REDUCED BY THE IMPACT OF INCOME TAXES UPON WITHDRAWAL. The yield will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees and charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a conventional savings account:

                              PAYCHECK COMPARISON

                         TAX-FAVORED        CONVENTIONAL
                         RETIREMENT           SAVINGS
                           PROGRAM            ACCOUNT
                         -----------        ------------
Annual amount
  available for
  savings before
  federal taxes......        $2,500              $2,500
Current federal
  income tax due on
  Purchase
  Payments...........             0                (700)
Net retirement plan
  Purchase
  Payments...........        $2,500              $1,800

This chart assumes a 28% Federal income tax rate. The $700 which is paid toward current Federal income taxes on $2,500 contributed to the conventional savings account remains in the tax-favored program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,500, the contribution to a tax-favored retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a conventional savings account requires the full $2,500 out-of-pocket expense. The tax-favored retirement program represented in this chart is a plan type, such as one under
Section 403(b) of the Code, which allows participants to exclude contributions within limits, from gross income.

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                      PAGE
                                                      ----
General Information.................................    4
    Marketing Information...........................    4
    Endorsements and Published Ratings..............    6
Types of Variable Annuity Contracts.................    7
Federal Tax Matters.................................    8
    Tax Consequences of Purchase Payments...........    8
    Tax Consequences of Distributions...............    9
    Special Tax Consequences -- Early
      Distribution..................................   10
    Special Tax Consequences -- Required
      Distributions.................................   10
    Tax Free Rollovers, Transfers and Exchanges.....   11
Exchange Privilege..................................   12
    Exchanges From Independence Plus Contracts......   12
    Exchanges From V-Plan Contracts.................   13
    Exchanges From SA-1 and SA-2 Contracts..........   14
    Exchanges From Impact Contracts.................   15
    Exchanges From Compounder Contracts.............   16
    Information Which May Be Applicable To Any
      Exchange......................................   17
Calculation of Surrender Charge.....................   18
    Illustration of Surrender Charge on Total
      Surrender.....................................   18
    Illustration of Surrender Charge on a 10%
      Partial Surrender Followed by a Full
      Surrender.....................................   18
Purchase Unit Value.................................   19
    Illustration of Calculation of Purchase Unit
      Value.........................................   19
    Illustration of Purchase of Purchase Units......   19
Performance Calculations............................   19
    Money Market Division Yields....................   19
    Calculation of Yield for Money Market
      Division Six..................................   19
    Illustration of Calculation of Yield for Money
      Market Division Six...........................   19
    Calculation of Effective Yield for Money Market
      Division Six..................................   19
    Illustration of Calculation of Effective Yield
      for Money Market Division Six.................   19
Standardized Yield for Divisions Seven, Eight and
  Thirteen..........................................   20
    Calculation of Standardized Yield for Divisions
      Seven, Eight and Thirteen.....................   20
    Illustration of Calculation of Standardized
      Yield for Divisions Seven, Eight and
      Thirteen......................................   20
    Calculation of Average Annual Total Return......   21
Performance Information.............................   21
    Hypothetical $10,000 Account Value and
      Cumulative Return as Compared to Benchmark
      Tables........................................   21
    Performance Compared to Market Indices..........   22
    Stock Index Division Ten Performance Compared to
      S&P 500 Index.................................   25

                                                      PAGE
                                                      ----
    MidCap Index Division Four Performance Compared
      to S&P 500 Index and S&P MidCap 400 Index.....   25
    Small Cap Index Division Fourteen Performance
      Compared to Russell 2000 Index................   26
    International Equities Division Eleven
      Performance Compared to EAFE Index............   26
    Templeton International Division Twenty
      Performance Compared to MSCI World Index......   27
    Dreyfus Small Cap Division Eighteen Performance
      Compared to Russell 2000......................   27
    Growth Division Fifteen Performance Compared to
      S&P 500 Index.................................   28
    Growth & Income Division Sixteen Performance
      Compared to S&P 500 Index.....................   28
    Capital Conservation Division Seven Performance
      Compared to Merrill Lynch Corporate Master
      Index.........................................   29
    Government Securities Division Eight Performance
      Compared to Lehman Brothers U.S. Treasury
      Composite Index...............................   30
    International Government Bond Division Thirteen
      Performance Compared to Salomon Brothers
      Non-U.S. Dollar World Government Bond Index...   30
    Social Awareness Division Twelve Performance
      Compared to S&P 500 Index.....................   31
    Science & Technology Division Seventeen
      Performance Compared to S&P 500 Index.........   31
    Money Market Division Six Performance Compared
      to Certificate of Deposit Primary Offering by
      New York City Banks, 30 Day Index.............   32
    Timed Opportunity Division Five Performance
      Compared to S&P 500 Index, Merrill Lynch
      Corporate and Government Master Index and
      Certificate of Deposit Primary Offering by New
      York City Banks, 30 Day Index.................   33
    Templeton Asset Allocation Division Nineteen
      Performance Compared to MSCI World Index,
      Salomon Brothers Non-US Dollar World
      Government Bond Index, and Certificate of
      Deposit Primary Offering by New York City
      Banks, 30 Day Index...........................   34
Payout Payments.....................................   34
    Assumed Investment Rate.........................   34
    Amount of Payout Payments.......................   34
    Payout Unit Value...............................   35
    Illustration of Calculation of Payout Unit
      Value.........................................   36
    Illustration of Payout Payments.................   36
Distribution of Variable Annuity Contracts..........   36
Experts.............................................   37
Comments on Financial Statements....................   38

                REVOCATION OF TELEPHONE ASSET TRANSFER AUTHORITY

    Participant/Contract Owner Name:

    ------------------------------------------------------------------------
    Social Security Number:

    ------------------------------------------------------------------------
    Birth Date:

I am the Participant under or Contract Owner of one or more variable annuity contracts issued by The Variable Annuity Life Insurance Company ("VALIC"). I hereby instruct VALIC not to accept any telephone instructions to transfer Account Values among investment options or change the allocation of future Purchase Payments from me, anyone representing me or anyone representing himself or herself to be me. I understand as a result of executing this form that the transfer of Account Values or Payout Values among investment options or changes in the allocation of future Purchase Payments may only be effected upon the receipt by VALIC of my written instructions.

------------------------------------------------------------       ---------------------------------------
            Participant/Contract Owner Signature                                    Date
Mail this form to any Regional Office (see the last page of your prospectus for addresses) or to the Home
Office at the following address: VALIC, Customer Service A3-01, 2929 Allen Parkway, Houston, TX 77019.

Please tear off, complete and return the form below to one of our Regional Offices at the address shown on the inside back cover of this Prospectus. A Statement of Additional Information may also be ordered by calling 1-800-44-VALIC.

 ................................................................................

                          PORTFOLIO DIRECTOR CONTRACTS

Please send me a free copy of the Statement of Additional Information for The Variable Annuity Life Insurance Company Separate Account A (Portfolio Director).

                             (Please Print or Type)

--------------------------------------------------------------------------------

   Name:                                                  G.A. #
   Address:                                               Policy #
   Social Security Number:
-------------------------------------------------------------------------------------------------------------

================================================================================

                 FOR ADDITIONAL INFORMATION ABOUT THE CONTRACTS
                     CONTACT YOUR NEAREST REGIONAL OFFICE:

10851 N. Black Canyon Hwy
Suite 700
Phoenix, AZ 85029
(602) 678-1700

222 South Harbor Blvd.
10th Floor
Anaheim, CA 92805
(714) 774-7844

1900 O'Farrell St.
Suite 390
San Mateo, CA 94403
(415) 574-5433

165 South Union Blvd.
Suite 1050
Lakewood, CO 80228
(303) 988-3344

10006 N. Dale Mabry Hwy.
Suite 113
Tampa, FL 33618
(813) 961-1611

100 Ashford Center North
Suite 100
Atlanta, GA 30338
(770) 395-4700

230 West Monroe
Suite 1550
Chicago, IL 60606
(312) 368-1001

550 Congressional Blvd.
Suite 280
Carmel, IN 46032
(317) 574-7145

7310 Ritchie Highway
Suite 800
Glen Burnie, MD 21061
(410) 768-2330

1301 West Long Lake Road
Suite 340
Troy, MI 48098
(810) 641-0022
8500 Normandale Lake Blvd.
Suite 750
Bloomington, MN 55437
(612) 893-1099
410 Amherst Street
Suite 250
Nashua, NH 03063
(603) 883-3840
90 Woodbridge Ctr. Dr.
Suite 300
Woodbridge, NJ 07095
(908) 750-5611
University Tower
3100 Tower Blvd.
Suite 1601, Box 50
Durham, NC 27707
(919) 489-6529
Two Summit Park Drive
Suite 410
Independence, OH 44131
(216) 520-2028
1800 S.W. First Avenue
Suite 505
Portland, OR 97201
(503) 223-6288
1767 Sentry Pkwy. West 19
Suite 300
Blue Bell, PA 19422
(215) 646-8030
5400 LBJ Freeway
Suite 1340
Dallas, TX 75240
(972) 490-1515
800 Gessner
Suite 1280
Houston, TX 77024
(713) 465-2253

  There are also more than thirty-seven branch offices located throughout the country.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
             2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019 1-800-44VALIC
                            TDD NUMBER 1-800-35VALIC
       FOR UNIT VALUE INFORMATION CALL: 1-800-42VALIC & TDD 1-800-24VALIC
             FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-800-621-7792
                               TDD 1-800-35VALIC
                            EASYACCESS 1-800-42VALIC
                          TDD EASYACCESS 1-800-24VALIC

================================================================================

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A
                       UNITS OF INTEREST UNDER GROUP AND
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                               PORTFOLIO DIRECTOR

        ----------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
        ----------------------------------------------------------------

                                FORM N-4 PART B
                                  MAY 1, 1997

This Statement of Additional Information is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director* dated May 1, 1997 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this Statement of Additional Information have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing the Company, or The Variable Annuity Marketing Company (the "Underwriter") at 2929 Allen Parkway, Houston, Texas 77019; 1-(800)-44-VALIC. Prospectuses are also available from regional sales offices of the Underwriter or from its registered sales representatives.

(*Portfolio Director is composed of Contract Forms UIT-194, UITG-194, UITN-194,
  UIT-IRA-194, and UIT-SEP-194.)

                               TABLE OF CONTENTS

General Information.........................................     4
  Marketing Information.....................................     4
  Endorsements and Published Ratings........................     6
Types of Variable Annuity Contracts.........................     7
Federal Tax Matters.........................................     8
  Tax Consequences of Purchase Payments.....................     8
  Tax Consequences of Distributions.........................     9
  Special Tax Consequences -- Early Distribution............    10
  Special Tax Consequences -- Required Distributions........    10
  Tax Free Rollovers, Transfers and Exchanges...............    11
Exchange Privilege..........................................    12
  Exchanges From Independence Plus Contracts................    12
  Exchange From V-Plan Contracts............................    13
  Exchanges From SA-1 and SA-2 Contracts....................    14
  Exchange From Impact Contracts............................    15
  Exchanges From Compounder Contracts.......................    16
  Information Which May Be Applicable To Any Exchange.......    17
Calculation of Surrender Charge.............................    18
  Illustration of Surrender Charge on Total Surrender.......    18
  Illustration of Surrender Charge on a 10% Partial
     Surrender Followed by a Full Surrender.................    18
Purchase Unit Value.........................................    19
  Illustration of Calculation of Purchase Unit Value........    19
  Illustration of Purchase of Purchase Units................    19
Performance Calculations....................................    19
  Money Market Division Yields..............................    19
  Calculation of Yield for Money Market Division Six........    19
  Illustration of Calculation of Yield for Money Market
     Division Six...........................................    19
  Calculation of Effective Yield for Money Market Division
     Six....................................................    19
  Illustration of Calculation of Effective Yield for Money
     Market Division Six....................................    19
Standardized Yield for Divisions Seven, Eight and
  Thirteen..................................................    20
  Calculation of Standardized Yield for Divisions Seven,
     Eight and Thirteen.....................................    20
  Illustration of Calculation of Standardized Yield for
     Divisions Seven, Eight and Thirteen....................    20
  Calculation of Average Annual Total Return................    21
Performance Information.....................................    21
  Hypothetical $10,000 Account Value and Cumulative Return
     as Compared to
     Benchmark Tables.......................................    21
  Performance Compared to Market Indices....................    22
  Stock Index Division Ten Performance Compared to S&P 500
     Index and S&P MidCap 400 Index.........................    25
  MidCap Index Division Four Performance Compared to
     Relevant Index.........................................    25
  Small Cap Index Division Fourteen Performance Compared to
     Russell 2000 Index.....................................    26
  International Equities Division Eleven Performance
     Compared to EAFE Index.................................    26
  Templeton International Division Twenty Performance
     Compared to MSCI World Index...........................    27
  Dreyfus Small Cap Division Eighteen Performance Compared
     to Russell 2000........................................    27
  Growth Division Fifteen Performance Compared to S&P 500
     Index..................................................    28
  Growth & Income Division Sixteen Performance Compared to
     S&P 500 Index..........................................    28
  Capital Conservation Division Seven Performance Compared
     to Merrill Lynch Corporate Master Index................    29
  Government Securities Division Eight Performance Compared
     to Lehman Brothers U.S. Treasury Composite Index.......    30

  International Government Bond Division Thirteen
     Performance Compared to Salomon Brothers Non-U.S.
     Dollar World Government Bond Index.....................    30
  Social Awareness Division Twelve Performance Compared to
     S&P 500 Index..........................................    31
  Science & Technology Division Seventeen Performance
     Compared to S&P 500 Index..............................    31
  Money Market Division Six Performance Compared to
     Certificate of Deposit Primary Offering by New York
     City Banks, 30 Day Index...............................    32
  Timed Opportunity Division Five Performance Compared to
     S&P 500 Index, Merrill Lynch Corporate and Government
     Master Index and Certificate of Deposit Primary
     Offering by New York City Banks, 30 Day Index..........    33
  Templeton Asset Allocation Division Nineteen Performance
     Compared to MSCI World Index, Salomon Brothers Non-US
     Dollar World Government Bond Index, and Certificate of Deposit Primary Offering by New York City Banks, 30 Day
     Index..................................................    34
Payout Payments.............................................    34
  Assumed Investment Rate...................................    34
  Amount of Payout Payments.................................    34
  Payout Unit Value.........................................    35
  Illustration of Calculation of Payout Unit Value..........    36
  Illustration of Payout Payments...........................    36
Distribution of Variable Annuity Contracts..................    36
Experts.....................................................    37
Comments on Financial Statements............................    38

                              GENERAL INFORMATION

MARKETING INFORMATION

     The Company has targeted not-for-profit organizations as the central focus of its marketing efforts for its Contracts. The Company has utilized as its general marketing theme the concept that the Company is "America's Retirement Plan Specialists." Specifically, the Company's marketing thrust is aimed at individuals and groups associated with public and private schools, colleges and universities, not-for-profit health care organizations, state and local governments and other not-for-profit organizations.

     This marketing concept has proven to be successful. In the aggregate, premium deposits to the Company have grown from $37,000 in 1956 to more than $2.9 billion as of December 31, 1996. The number of aggregate participant accounts has increased from 155,000 accounts in 1980 to more than 1,539,015 accounts as of December 31, 1996. The number of employer groups which have purchased Contracts has increased by 178 percent in the past ten years to more than 22,464 as of December 31, 1996. As of December 31, 1996, the Company was ranked in the top 1 percent of all U.S. life insurance companies with regard to asset size. As of December 31, 1996 the Company's assets totaled nearly $30 billion.

     The Company's growth can also be reviewed by examining each market segment the Company targets.

     As of December 31, 1996, the Company was marketing Contracts in more than 8,282 public and private, primary and secondary schools with more than 427,224 participant accounts for employees in public and private schools nationwide. From December 31, 1986 to December 31, 1996, the cash value of investments in these Contracts has increased by 327 percent while the number of public and private school groups in these Contracts increased 86 percent and the number of participant accounts in these Contracts increased by 119 percent.

     The Company has also increased its marketing efforts to colleges and universities. From December 31, 1986 to December 31, 1996, the number of colleges and universities which allow the Company to market Contracts to its faculty and staff members has increased 144 percent and for the same period the number of participant accounts has increased 147 percent. For the same time period cash values for participants have increased 319 percent. As of December 31, 1996, more than 43 percent of United States colleges and universities allow the Company to market Contracts to their faculty and staff members.

     The Company has utilized as the central focus in its marketing to college and university faculty and staff members the theme that the Company is the "Alternative of Choice."

     The Company has also had growth in the healthcare segment of the not-for-profit organization market. From December 31, 1986 to December 31, 1996 Contract cash values have increased 792 percent. During the same period the number of healthcare groups that have purchased these Contracts increased 241 percent and the number of participants who were in the Contracts increased 748 percent.

     The Company has also experienced growth in contracts sold to state and local governmental groups. From December 31, 1986 to December 31, 1996, Contract cash values for participants in these groups have increased 319 percent. For the same period the number of participant accounts for individuals in these groups in these Contracts increased 250 percent and the number of employer groups has increased 399 percent.

     Additionally, several states have enacted, as an alternative to state administered defined benefit retirement programs, Optional Retirement Plans
(ORPs). A state that sponsors an ORP will select the carriers which will be allowed to participate in the ORP. The Company has been selected as one of the carriers permitted to market Contracts to state employees who elect to participate in the ORP in 26 of the last 28 states to sponsor ORPs with multiple carriers, as of December 31, 1996. From December 31, 1990 to December 31, 1996, in these ORPs the number of participant accounts increased 149 percent and cash values increased 147 percent to more than $1.8 billion dollars. In addition, during this time period annual ORP premiums doubled.

     The Company may, from time to time, refer to a general investment strategy known as indexing.

Several of the Divisions employ this investment strategy. The Company may compare the performance of these Divisions to the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index, Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index, or any other appropriate market index. The indexes are not managed funds and have no identifiable investment objectives.

     The Company may, from time to time, refer, individually or collectively, to its package of retirement plan services. Collectively, this package of services may be referred to as easy Retirement Plan easy Retirement Plan includes: (1) personal, face-to-face service from highly trained VALIC Retirement Plan Specialists; (2) informative retirement-investment education programs, seminars and materials; (3) specialized computer-aided services for retirement planning and developing asset allocation strategies; (4) a wide selection of innovative, market-responsive investment options; (5) advanced and efficient administration of retirement accounts; (6) and a financially strong and stable Company with which to do business.

     From time to time the Company may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are that the selection of individual investments has little impact on portfolio performance, market timing strategies seldom work, markets are efficient and selecting the suitable mix of asset classes is more important when creating a long-term investment portfolio. Modern Portfolio Theory allows an investor to determine an "efficient" or "optimized" portfolio that has historically provided a higher return with the same risk or the same return with lower risk.

     When presenting the asset allocation process the Company may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. The Company may classify investors into five categories based on their personal risk tolerance and will quote various industry experts on which types of investments are best suited to each of the five risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services, Laffer-Cantos, Inc., VARDS Report, Wilson Associates and any other expert which has been deemed by the Company to be appropriate. The Company may also provide a historical overview of the performance of a variety of investment market indexes and different asset classes, such as stocks, bonds, cash equivalents, etc. The Company may also discuss investment volatility (standard deviation) including the range of returns for different asset classes over different time horizons, and the correlation between the returns of different asset classes. The Company may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, the Company may describe various investment strategies and methods of implementation such as the use of index funds vs. actively managed funds, the use of dollar cost averaging techniques, the tax status of contributions, and the periodic rebalancing of diversified portfolios.

     The Company, in its marketing efforts to each of the market segments, may from time to time design sales literature and material specifically for that market segment, e.g., the health care segment of the not-for-profit organization market. This sales literature and material may also be specific to a certain group. For example, sales literature and material may be designed for a specific hospital. The sales literature and material would address specifically the group's contract and retirement plan.

     The Company, in its marketing efforts, may also refer to the following investment advisers referenced in the Prospectus.

     Templeton Investment Counsel Inc., is the investment adviser for the Templeton Asset Allocation Fund (underlying Division Nineteen) and the Templeton International Fund (underlying Division Twenty). For more than 50 years, the Templeton organization has been a leading global investment management company with offices in the U.S., Australia, Bahamas, Canada, Germany, Hong Kong, Luxembourg, Russia, Scotland and Singapore. A member of the $188.6 billion Franklin Templeton Group, Templeton has more than $82 billion of assets under management in global and non-U.S. investment companies and private accounts. The Franklin Templeton Group provides investment management and advisory services to a worldwide client base. Templeton Investment Counsel Inc., uses a disciplined, long-term approach to value oriented global and international investing. It has an extensive global network of investment research sources. Securities are selected for a fund's portfolio on the basis of fundamental company-by-company analysis.

     The Company may, from time to time, refer to Value Line Inc., ("Value Line"), investment subadviser to the Growth & Income Fund (underlying Division
16). For more than four decades, Value Line has provided investment counseling services to mutual funds and private and institutional accounts with combined assets in excess of $4.5 billion. Investment selection is based on the Value Line Timeliness Ranking System, which has evolved after many years of research. The System provides objective standards for determining whether the market is under- or overvaluing a particular security. A Value Line subsidiary publishes the Value Line Investment Survey, one of the best known investment advisory services in the United States, which covers about 1700 stocks, organized into 90+ industries on a regular basis. The Expanded Edition of The Value Line Investment Survey covers an additional 1,800 stocks.

     The Company may, from time to time, refer to T. Rowe Price Associates, Inc. (T. Rowe Price), as subadviser to the Science & Technology Fund (underlying Division Seventeen) and the Growth Fund (underlying Division Fifteen). T. Rowe Price, one of the nation's leading no-load mutual fund managers together with its affiliates currently manages more than $70 billion. Its approach to managing money is based on proprietary research and a strict investment discipline developed over 50 years. Founded in 1937 by the late Thomas Rowe Price Jr., T. Rowe Price is one of the pioneers of growth stock investing. Growth stock investing focuses on well-managed companies that operate in fields where earnings and dividends are expected to grow faster than both inflation and the overall economy. T. Rowe Price has delivered strong performance for its clients by investing in both large and small-growth companies which operate in the service sector of the economy. This is based on the fundamental premise that long-term growth in the service sector will outpace overall economic growth. T. Rowe Price has also delivered strong performance for its clients by investing in the common stocks of companies expected to benefit from the development, advancement and use of science and technology. This includes industries such as telecommunications, computers, software, medical devices, and biotechnology.

     The Company may, from time to time, refer to The Dreyfus Corporation as adviser for the Dreyfus Small Cap Portfolio (underlying Division Eighteen). The Dreyfus Corporation has been helping Americans invest for their future with quality mutual funds for more than four decades. As of the end of 1995, the firm had over $82 billion in assets under management.

     The Company may, from time to time, refer in advertisements or sales materials to certain milestones which are intended to emphasize the Company's growth and development in assets, groups and various market segments. Additionally the Company may refer from time to time in advertisements or sales materials to marketing strategies it utilizes to promote the Company's business objectives. Further, the Company may refer from time to time in advertisements or sales materials to certain value-added services it provides to its groups, Contract Owners and Participants.

     The Company may, from time to time, refer in advertisements to the performance history of T. Rowe Price's and Value Line's publicly-available mutual funds that are the models for the AGSPC Science & Technology Fund, Growth Fund and Growth & Income Fund respectively (AGSPC Funds). The Company will disclose that the information about the public funds is not the AGSPC Funds performance and is not indicative of the AGSPC Funds past or future performance, and should not be considered as a substitute for these Funds' performance history.

ENDORSEMENTS AND
PUBLISHED RATINGS

     From time to time, in advertisements or in reports to Contract Owners, the Company may refer to its endorsements. Endorsements are often in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. The endorser's name will be used only with the endorser's consent. It should be noted that the list of endorsements may change from time to time.

     Also from time to time, the rating of the Company as an insurance company by A. M. Best may be referred to in advertisements or in reports to Contract Owners. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's Ratings range from A++ to F. An A++ rating means, in the opinion of A. M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations.

     In addition, the claims-paying ability of the Company as measured by the Standard and Poor's Ratings Group may be referred to in advertisements or in reports to Contract Owners. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to D.

     Further, from time to time the Company may refer to Moody's Investor's Service's rating of the Company. Moody's Investor's Service's financial strength ratings indicate an insurance company's ability to discharge senior policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries and affiliates. Moody's Investor's Service's ratings range from Aaa to C.

     The Company may additionally refer to its Duff & Phelp's rating. A Duff & Phelp's rating is an assessment of a Company's insurance claims paying ability. Duff & Phelp's ratings range from AAA to CCC. An AAA rating reflects that the Company has the highest claims paying ability.

     Ratings relate to the claims paying ability of the Company's General Account and not the investment characteristics of the Separate Account.

     The Company may from time to time, refer to Lipper Analytical Services Incorporated ("Lipper"), Morningstar, Inc. ("Morningstar") and CDA/Wiesenberger Investment Companies (CDA/Wiesenberger) when discussing the performance of its Divisions. Lipper, Morningstar and CDA/Wiesenberger are leading publishers of statistical data about the investment company industry in the United States.

     Additionally, the Company may compare the performance of the Divisions to categories published by Lipper and Morningstar. The published categories which may be utilized in comparison with the performance of the Divisions include the Morningstar Growth and Income Mutual Fund Category, Morningstar Aggressive Growth Mutual Fund Category, Morningstar Growth Mutual Fund Category, Morningstar International Stock Mutual Fund Category, Lipper Growth and Income Mutual Fund Category, Lipper Small Company Growth Mutual Fund Category, Lipper Growth Mutual Fund Category and Lipper International Mutual Fund Category. Additional Lipper or Morningstar categories may be utilized if they are deemed by the Company relevant to the performance of the Company's Divisions.

     The Company may, from time to time, refer to The Variable Annuity Research & Data Services (VARDS) Report. The VARDS Report offers monthly analysis of the variable annuity industry, including marketing and performance information.

     The Company may, from time to time, refer to Bankers Trust Company's Tactical Asset Allocation Model's historical performance and compare such performance to that of the S&P 500 Index. Neither the Model nor the S&P 500 Index is a managed fund and neither have identifiable investment objectives.

     Finally the Company will utilize as a comparative measure for the performance of its Funds the Consumer Price Index ("CPI"). The CPI is a measure of change in consumer prices, as determined in a monthly survey of the U.S. Bureau of Labor Statistics. Housing costs, transportation, food, electricity, changes in taxes and labor costs are among the CPI components. The CPI provides a tool for determining the impact of inflation on an individual's purchasing power.

TYPES OF VARIABLE ANNUITY
CONTRACTS

     Three types of Contracts are offered in connection with the prospectus to which this Statement of Additional Information relates:

(1) single payment immediate annuity Contracts;

(2) single payment deferred annuity Contracts; and

(3) flexible payment deferred annuity Contracts.

     Under single payment Contracts, only one Purchase Payment is made by the Contract Owner. Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract.

     Under deferred annuity contracts, Purchase Payments are invested and accumulate on a fixed or variable basis until the date the Contract Owner selects to commence annuity payments.

     Under immediate annuity Contracts, the first annuity payment is made on the first day of the second month after the Purchase Payment is received. During the period before the Annuity Date, the Purchase Payments are invested in the same manner, and the other terms and conditions (including the options and rights of Contract Owners, Annuitants and Beneficiaries) are the same under immediate annuity Contracts as under deferred annuity Contracts.

     The Contracts are non-participating and will not share in any of the profits of the Company.

FEDERAL TAX MATTERS

     This Section summarizes the major tax consequences of contributions, payments, and withdrawals under Portfolio Director, during life and at death.

TAX CONSEQUENCES OF PURCHASE PAYMENTS

     403(b) Annuities. Purchase Payments made by Section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax limitations. This gross income exclusion applies both to employer contributions and to your voluntary salary reduction contributions.

     Your voluntary salary reduction contributions are generally limited to the lesser of $9,500 or 20% of salary, although additional, "catch-up" contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to approximately 20% of salary. In addition, after 1988 employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

     401(a) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee generally are made on an after-tax basis, unless eligible for pre-tax treatment by reason of Sections 401(k) or 414(h).

     408(b) Individual Retirement Annuities ("IRAs"). Tax-deductible contributions for IRA Contracts are limited to the lesser of $2,000 or 100% of compensation, and may be made only by individuals who:

 (i) are not (and whose spouses are not) active participants in another retirement plan;

 (ii) are active participants in another retirement plan, but are unmarried and have adjusted gross income of $25,000 or less; or

(iii) are active participants (or whose spouse is) in another retirement plan, but are married and have adjusted gross income of $40,000 or less.

     Active participants in other retirement plans whose adjusted gross income exceeds the limits in (ii) or (iii) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. If an IRA is established for a nonworking spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the working spouse's earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year.

     You may be eligible to make nondeductible IRA contributions in excess of:

 (i) the lesser of $2,000 ($4,000 for you and your spouse's IRA) or 100% of compensation, over

(ii) your applicable IRA deduction limit.

     457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who: (i) perform services for the government unit, and (ii) belong to a select group of management or highly compensated employees and/or independent contractors.

     This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. If the program is an eligible deferred compensation plan (an "EDCP"), you may contribute (and defer tax on) the lesser of $7,500 (indexed for inflation) or 33 1/3% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additional, catch-up deferrals are permitted in your final three years before normal retirement age.

     The employer uses deferred amounts to purchase the Contracts offered by this prospectus. The Contract is generally held for the exclusive benefit of plan participants, although certain Contracts may remain subject to the claims of the employer's general creditors until 1999. The employee has no present rights to vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.

     SEP. Employer contributions under a SEP are made to a separate individual retirement account established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income, and after 1993 cannot exceed the lesser of $30,000 or 15% of your compensation.

     Through 1996, employees of certain small employers (other than tax-exempt organizations) may contribute pretax, on a salary reduction basis, to the SEP. These salary reduction contributions may not exceed $7,000, indexed for inflation in later years.

     Unfunded Deferred Compensation Plans. Private taxable employers may establish unfunded, non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

     An unfunded, deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private taxable employers that are not natural persons, however, are currently taxable on any increase in the Purchase Unit Value attributable to Purchase Payments made after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

     Non-Qualified Contracts. Purchase Payments made under Non-Qualified Contracts are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit Value of a Non-Qualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons, however, are currently taxable on any increase in the Purchase Unit Value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

TAX CONSEQUENCES OF DISTRIBUTIONS

     403(b) Annuities. Voluntary salary reduction amounts accumulated after December 31, 1988, and earnings on voluntary contributions before and after that date, may not be distributed before one of the following:

(1) attainment of age 59 1/2;

(2) separation from service;

(3) death;

(4) disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

     Distributions are taxed as ordinary income to the recipient in accordance with Section 72.

     401(a) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribu-tion" (legally defined term), the taxable portion may be subject to special 5-year or 10-year income averaging treatment. Five-year forward averaging is unavailable for distributions occurring after December 31, 1999. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986.

     408(b) IRAs and SEPs. Distributions are taxed as ordinary income to the recipient.

     457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which are paid or otherwise made available to the recipient.

     Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which are paid or otherwise made available to the recipient.

     Non-Qualified Contracts. Partial redemptions generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity under a Non-Qualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract). Partial redemptions from a Non-Qualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his investment in the Contract. The amount received in a complete redemption of a Non-Qualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owners's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within any twelve-month period are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

     When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, such individuals generally are entitled to deduct the unrecovered amount on their final tax return.

SPECIAL TAX CONSEQUENCES -- EARLY
DISTRIBUTION

     403(b) Annuities, 401(a) and 403(a) Qualified Plans, 408(b) IRAs and SEPs. Taxable distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

(1) death;

(2) disability;

(3) separation from service after a participant reaches age 55;

(4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary), and

(5) distributions which do not exceed the employee's tax deductible medical expenses for the taxable year of receipt.

     457 Plans. Distributions generally may be made under an EDCP prior to separation from service only for unforeseeable emergencies, or for amounts under $3,500 for inactive Participants, and are includible in the recipient's gross income in the year paid.

     Non-Qualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a Non-Qualified Contract, unless the distribution is:

(1) to a Beneficiary on or after the Contract Owner's death;

(2) upon the Contract Owner's disability;

(3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary;

(4) made under an immediate annuity contract, or

(5) allocable to Purchase Payments made before August 14, 1982.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS

     403(b) Annuities. Generally, minimum required distributions must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period that does not exceed the life or life expectancies of the Participant (or lives or joint life expectancies of the Participant and Beneficiary). The minimum amount payable can be determined several different ways. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

(i)  must begin to be paid when Participant attains age 75; and

(ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

The 50% rule will not apply if a Participant's spouse is the joint annuitant. Notwithstanding these pre-January 1, 1987 rules the entire contract balance must meet the minimum distribution incidental benefit requirement of Section 403(b)(10).

     At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant and in effect at the time of death.

     401(a) and 403(a) Qualified Plans. Minimum distribution requirements for Qualified Plans, are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts.

     408(b) IRAs and SEPs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

(1) there is no exception for pre-1987 amounts; and

(2) there is no available postponement, past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

     457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCP's are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts.

     Non-Qualified Contracts. Non-Qualified Contracts do not require commencement of distributions at any particular time and do not limit the duration of annuity payments.

     At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant at the time of death.

TAX-FREE ROLLOVERS, TRANSFERS AND
EXCHANGES

     403(b) Annuities. Tax free transfers between 403(b) annuity contracts and/or 403(b)(7) custodial accounts, and tax-free rollovers from 403(b) programs to IRAs or other 403(b) programs, are permitted under certain circumstances.

     401(a) and 403(a) Qualified Plans. The taxable portion of certain distributions may be transferred in a tax-free rollover to an individual retirement account or annuity, or to another such plan.

     408(b) IRAs. Funds may be transferred tax-free to an IRA Contract, from a 403(b) Annuity, or 401(a) or 403(a) Qualified Plan, under certain conditions. These amounts may subsequently be rolled over on a tax-free basis to another such plan or 403(b) Annuity Contract from this "conduit" IRA. In addition, tax-free rollovers may be made from one IRA to another provided that no more than one such rollover is made during any twelve-month period.

     SEPs. Funds may be rolled over tax free from one SEP only to another SEP or an IRA.

     457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP.

     Unfunded Deferred Compensation Plans. Tax-free transfers or rollovers are not allowed from these plans.

     Non-Qualified Contracts. Certain of the Non-Qualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. The exchange of one annuity contract for another is a tax-free transaction under Section 1035, but is reportable to the IRS.

EXCHANGE PRIVILEGE

     In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to Portfolio Director. These other contracts are listed in the prospectus. A more detailed comparison of the features, charges and restrictions between each of these listed other contracts and Portfolio Director is provided below.

EXCHANGES FROM INDEPENDENCE PLUS
CONTRACTS

     Sales/Surrender Charges. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. Up to 10% of the Account Value may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. (See "Surrender Charges" in the prospectus.) For purposes of satisfying the fifteen-year and five-year holding requirements described in "Surrenders Charges" in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating surrender charges. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

     Other Charges. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the Variable Subaccounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. (See "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" in the prospectus) To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under Portfolio Director, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director. (See "Separate Account Charges" in the prospectus)


     Investment Options. Under Independence Plus Contracts ten divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of the Series Company portfolio. The ten mutual funds are managed by the Company for advisory fees at annual rates ranging from .28% to .50% of each respective portfolio's average daily net assets. In addition, two fixed investment options are available. Under Portfolio Director, sixteen divisions of VALIC Separate Account A are available, thirteen of which invest in a different investment portfolio of the Series Company and three divisions of which invest in other mutual fund portfolios. These mutual fund portfolios are managed either by the Company, the Dreyfus Corporation, or Templeton Investment Counsel Inc. for advisory fees at annual rates ranging from .28% to .90% of each portfolio's or mutual fund's average daily net assets. Two fixed investment options are also available.


     Annuity Options. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years on a fixed basis only. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years on a fixed basis only. Independence Plus Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM V-PLAN CONTRACTS

     Sales/Surrender Charges. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. Up to 10% of the account value may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director provisions include no surrender charges on an election of the no charge systematic withdrawal method, and where an employee-participant has maintained the account for a period of five years and has attained the age 59 1/2. (See "Surrender Charges" in the prospectus.) For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

     If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating surrender charges. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director.

     Other Charges. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charges begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. (See "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" in the prospectus.) To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under Portfolio Director, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director. (See "Separate Account Charges" in the prospectus.)

     Investment Options. There are no variable investment alternatives provided under V-Plan Contracts.

     Annuity Options. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director does not provide for commutation. V-Plan Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM SA-1 AND SA-2 CONTRACTS (GUP-64, GUP-74, GTS VA CONTRACTS)

     Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to surrender charges. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first. (See "Surrender Charges" in the prospectus.)

     Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. (See "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" in the prospectus.) To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under Portfolio Director, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" in the prospectus.)


     Investment Options. Under SA-1 and SA-2 Contracts only one division of VALIC Separate Account A is available as a variable investment alternative. This division invests in a portfolio of the Series Company. This portfolio is managed by the Company for advisory fees at an annual rate of .29% of the portfolio's average daily net assets. (Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, sixteen divisions of VALIC Separate Account A are available, thirteen of which invest in a different investment portfolio of the Series Company and three divisions of which invest in other mutual fund portfolios. These mutual fund portfolios are managed by either the Company, The Dreyfus Corporation, or Templeton Investment Counsel Inc., for advisory fees at annual rates ranging from .28% to .90% of each portfolio's or mutual fund's average daily net assets. Additionally, two fixed investment options are available under Portfolio Director.


     Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Portfolio Director does not provide for commutation. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM IMPACT CONTRACTS

     Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. (See "Exceptions to Surrender Charge" in the prospectus.) For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into a Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating surrender charges. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

     Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. (See "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" in the prospectus.) To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under Portfolio Director, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" in the prospectus.)


     Investment Options. Under the Impact Contract five divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of the Series Company portfolio. The five mutual funds are managed by the Company for advisory fees at annual rates ranging from .28% to .50% of each respective portfolio's average daily net assets. Under Portfolio Director, sixteen divisions of VALIC Separate Account A are available, thirteen of which invest in a different investment portfolio of the Series Company and three divisions of which invest in other mutual fund portfolios. These mutual fund portfolios are managed by either the Company, The Dreyfus Corporation, or Templeton Investment Counsel Inc., for advisory fees at annual rates ranging from .29% to .90% of each portfolio's or mutual fund's average daily net assets. In addition, two fixed investment options are available under Portfolio Director.


     Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years on a fixed basis only. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Portfolio Director does not provide for commutation. Impact Contracts and the Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM COMPOUNDER CONTRACTS

     Sales/Surrender Charges. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director. Purchase Payments made to Portfolio Director, however, would be subject to the surrender charge under Portfolio Director. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first. (See "Surrender Charges" in the prospectus.)

     Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. (See "Reduction or Waiver of Account Maintenance Fee or Surrender Charges" in this prospectus.) To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under Portfolio Director, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" in the prospectus.)

     Investment Options. There are no variable investment alternatives provided under Compounder Contracts.

     Annuity Options. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director allows Payout Payments be made on a fixed or variable basis, or both. One option under the Portfolio Director provides for a designated period of 5 and 30 years on a fixed basis only. Portfolio Director does not provide for commutation. Unlike Portfolio Director, the Compounder Contracts contain no "betterment of rates" provision.

INFORMATION WHICH MAY BE APPLICABLE TO
ANY EXCHANGE

     Guaranteed Annuity Rates. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director are less favorable to Contract Owners and Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director are set forth therein, and copies may be obtained from one of the Company's Regional Offices listed on the inside back cover of this prospectus.

     To satisfy a Federal tax law requirement, non-spouse beneficiaries under Portfolio Director generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

                        CALCULATION OF SURRENDER CHARGE

     The surrender charge is discussed in the Prospectus under "Fees and Charges --Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER
     Example 1.
                              TRANSACTION HISTORY

             DATE                                    TRANSACTION                       AMOUNT
             ----                                    -----------                       ------
2/1/91.........................  Purchase Payment                                      $10,000
2/1/92.........................  Purchase Payment                                       5,000
2/1/93.........................  Purchase Payment                                      15,000
2/1/94.........................  Purchase Payment                                       2,000
2/1/95.........................  Purchase Payment                                       3,000
2/1/96.........................  Purchase Payment                                       4,000
7/1/96.........................  Total Purchase Payments (Assumes
                                 Account Value is $50,000)                             39,000

    Surrender Charge is lesser of (a) or (b):

 a.   Surrender Charge calculated on 60 months of Purchase Payments
      1.   Surrender Charge against Purchase Payment of 2/1/91.........   $   0
      2.   Surrender Charge against Purchase Payment of 2/1/92 (0.05 X
           $5,000).....................................................   $ 250
      3.   Surrender Charge against Purchase Payment of 2/1/93 (0.05 X
           $15,000)....................................................   $ 750
      4.   Surrender Charge against Purchase Payment of 2/1/94 (0.05 X
           $2,000).....................................................   $ 100
      5.   Surrender Charge against Purchase Payment of 2/1/95 (0.05 X
           $3,000).....................................................   $ 150
      6.   Surrender Charge against Purchase Payment of 2/1/96 (0.05 X
           $4,000).....................................................   $ 200
           Surrender Charge based on Purchase Payments (1 + 2 + 3 + 4 +
           5 + 6)......................................................   $1,450

 b.   Surrender Charge calculated on the excess over 10% of the Account
      Value at the time of surrender:
      Account Value at time of surrender             $  50,000
      Less 10% not subject to Surrender Charge       -5,000
                                                            -----------
      Subject to Surrender Charge                          45,000
                                                               X    .05
                                                            -----------
      Surrender Charge based on Account
      Value       $   2,250 ...........................................   $2,250

 c.   Surrender Charge is the lesser of a or b.........................   $1,450

 ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL SURRENDER
     Example 2.
                TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

             DATE                                    TRANSACTION                       AMOUNT
             ----                                    -----------                       ------
2/1/91.........................  Purchase Payment                                      $10,000
2/1/92.........................  Purchase Payment                                       5,000
2/1/93.........................  Purchase Payment                                      15,000
2/1/94.........................  Purchase Payment                                       2,000
2/1/95.........................  Purchase Payment                                       3,000
2/1/96.........................  Purchase Payment                                       4,000
7/1/96.........................  10% Partial Surrender (Assumes                         3,900
                                 Account Value is $39,000)
8/1/96.........................  Full Surrender                                        35,100

     a. Since this is the first partial surrender in this participant year, calculate the excess over 10% of the value of the Purchase Units

       10% of $39,000 = $3,900 [no charge on this 10% withdrawal]

     b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 - $3,900 = $35,100

     c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05 = $1,755

     d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

                              PURCHASE UNIT VALUE

     The calculation of Purchase Unit value is discussed in the Prospectus under "Purchase Period." The following illustrations show a calculation of a new Unit value and the purchase of Purchase Units (using hypothetical examples):

ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

     Example 3.

    1. Purchase Unit value, beginning of period.................   $ 1.800000
    2. Value of Fund share, beginning of period.................   $21.200000
    3. Change in value of Fund share............................   $  .500000
    4. Gross investment return (3)/(2)..........................      .023585
    5. Daily mortality and expense charge.......................      .000027
    6. Net investment return (4)-(5)............................      .023558
    7. Net investment factor 1.000000+(6).......................     1.023558
    8. Purchase Unit value, end of period (1)X(7)...............   $ 1.842404

ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)

     Example 4.

    1. First Periodic Purchase Payment..........................   $100.00
    2. Purchase Unit value on effective date of purchase (see
       Example 3)...............................................   $  1.800000
    3. Number of Purchase Units purchased (1)/(2)...............     55.556
    4. Purchase Unit value for valuation date following purchase
       (see Example 3)..........................................   $  1.842404
    5. Value of Purchase Units in account for valuation date
    following
       purchase (3)X(4).........................................   $102.36

                            PERFORMANCE CALCULATIONS

                          MONEY MARKET DIVISION YIELDS
               CALCULATION OF YIELD FOR MONEY MARKET DIVISION SIX
                           7-Day Current Yield: 3.92%
       ILLUSTRATION OF CALCULATION OF YIELD FOR MONEY MARKET DIVISION SIX

     Example 5.

     The yield quotation above is based on the seven days ended December 31, 1996, the date of the most recent balance sheet included in the registration statement ("base period"). It is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by 365/7.

          CALCULATION OF EFFECTIVE YIELD FOR MONEY MARKET DIVISION SIX
                          7-Day Effective Yield: 3.99%
  ILLUSTRATION OF CALCULATION OF EFFECTIVE YIELD FOR MONEY MARKET DIVISION SIX

     Example 6.

     The effective yield quotation above is based on the seven days ended December 31, 1996, the date of the most recent balance sheet included in the registration statement ("base period"). It is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] -1 STANDARDIZED YIELD FOR DIVISIONS SEVEN, EIGHT AND THIRTEEN

   CALCULATION OF STANDARDIZED YIELD FOR DIVISIONS SEVEN, EIGHT AND THIRTEEN

                                                               DIV 7         DIV 8         DIV 13
                                                              --------      --------      --------
Standardized Yield..........................................   5.34%         4.92%         3.49%

ILLUSTRATION OF CALCULATION OF STANDARDIZED YIELD FOR DIVISIONS SEVEN, EIGHT AND THIRTEEN

     Example 7.

     The yield quotation based on a 30-day period ended December 31, 1996, the date of the most recent balance sheet of the Registrant included in the registration statement is computed by dividing the net investment income per Purchase Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

                         YIELD = 2 [(a - b + 1)6 - 1]
                                     -----
                                       cd

     Where:

                 a  =  net investment income earned during the period by the Fund attributable to shares owned by the Division

                 b  =  expenses accrued for the period (net of reimbursements)

                 c  =  the average daily number of Purchase Units outstanding during the period

                 d  =  the maximum offering price per Purchase Unit on the last day of the period

     Yield on each Division is earned from dividends declared and paid by the Fund, which are automatically reinvested in Fund shares.

                   CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

     Average Annual Total Return quotations for the 1, 3, 5, and 10 year periods ended December 31, 1996, the date of the most recent balance sheet included in this registration statement, are computed by finding the average annual com-

pounded rates of over the 1, 3, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)n = ERV

     Where:

                 P     = a hypothetical initial Purchase Payment of $1,000
                 T     = average annual total return
                 n     = number of years
                 ERV   = redeemable value at the end of the 1, 3, 5 or 10 year
                         periods of a hypothetical $1,000 Purchase Payment made at
                         the beginning of the 1, 3, 5, or 10 year periods (or
                         fractional portion thereof)

     The Company may advertise standardized average annual total return which, includes the surrender charge of up to 5% of Gross Purchase Payments received during the most recent 60 months as well as non-standardized average annual total returns which does not include a surrender charge or maintenance fee.

     There is no sales charge for reinvested dividends. All recurring fees have been deducted. For fees which vary with the account size, an account size equal to that of the median account size has been assumed. Ending redeemable value has been determined assuming a complete redemption at the end of the 1, 3, 5 or 10 year period and deduction of all nonrecurring charges at the end of each such period.

                            PERFORMANCE INFORMATION

HYPOTHETICAL $10,000 ACCOUNT VALUE AND
CUMULATIVE RETURN AS COMPARED TO BENCHMARKS TABLES.

     The following tables show the Hypothetical $10,000 Account Value and Cumulative Return of each Division as compared to the benchmarks shown. Because the Funds underlying Divisions Fifteen, Sixteen and Seventeen began operations on April 29, 1994, performance information for those Divisions is based on performance of comparable funds managed by the subadvisers for the Funds. The performance information presented for all other Divisions represents actual Fund performance.

     These performance calculations for the Divisions, and the methods used for calculating them, are explained in the prospectus. (See "How To Review Investment Performance of Separate Account Divisions" and "Variable Account Options" in the prospectus.)

     These tables compare hypothetical investment performance and percentage changes in Purchase Unit values with the results of several benchmarks, representing unmanaged market indices. The performance information has been adjusted to reflect mortality and expense risk charges. Surrender charges, maintenance charges and premium taxes are not deducted. The effect of these charges is to reduce total return to a Contract Owner. The comparisons should be considered in light of the investment policies and objectives of the Funds. Rates of return for the Divisions include reinvestment of investment income, including capital gains, interest and dividends. The rates of return on the market indices also have been adjusted to reflect reinvestment of interest and dividends.

     Price returns for the market indices are calculated by subtracting the price level at the beginning of the year from the price level at the end of the year and dividing the difference by the price level at the beginning of the year. To calcu-late dollar values for the indices' Hypothetical $10,000 Account Value presentation, price index values were substituted for Unit values in the calculation described in the prospectus, and where applicable, dividend yields were then added to determine the total returns applied in the dollar value calculations. Similarly, to calculate Cumulative Return for the indices, the Cumulative Return calculation described in the prospectus for Unit values of the Divisions is used, substituting the Hypothetical $10,000 Account Value at the end of each year for the Purchase Unit Value. No sales load, administrative charges, or any other expenses have been deducted from the index calculations.

     Additionally, the performance of a Division may from time to time be compared with other Indexes which have been deemed by the Company relevant to the Division.

     These benchmarks do not reflect any charges for investment advisory fees, brokerage commissions or other fees and expenses of the type charged at either the Separate Account or Fund level. Therefore, the comparisons with these benchmarks are of limited use.

     THE PERFORMANCE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY A PARTICULAR PARTICIPANT.

PERFORMANCE COMPARED TO MARKET INDICES

     The performance of Stock Index Division Ten, Social Awareness Division Twelve, the Growth Division Fifteen, the Growth & Income Division Sixteen, and the Science & Technology Division Seventeen may be compared to the record of the Standard & Poor's(R) Corporation ("S&P(R)")* Composite Stock Price Index ("S&P 500 Index"). The S&P 500(R) Index is a well known measure of the price performance of 500 leading larger domestic stocks which represents approximately 70% of the market capitalization of the United States equity market. The index is an unmanaged weighted index of 500 industrial, transportation, utility and financial companies.

     The performance of MidCap Index Division Four may be compared to the record of the S&P MidCap 400 Index. The S&P MidCap 400 Index was developed in 1991 by S&P to track the stock market performance of medium-capitalization domestic stocks. The S&P MidCap 400 Index is market weighted and consists of 400 stocks of domestic companies having a median market capitalization of approximately $1.37 billion. Stocks included in the S&P MidCap 400 Index are chosen on the basis of their market size, liquidity and industry group representation. No stocks included in the S&P 500 Index are included in the S&P MidCap 400 Index.

     The performance of Money Market Division Six may be compared to the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index. The index is a money market index which reflects the average rate paid by New York Banks on certificates of deposit of more than $100,000. The Index for 30 days is published daily.

     The performance of Capital Conservation Division Seven may be compared to the Merrill Lynch Corporate Master Index. The Merrill Lynch Corporate Master Index consists of an index of approximately 3,600 corporate bond holdings of which assets are rated BBB- to AAA. The average years to maturity of these corporate bond holdings are approximately 12 years.

     Performance of Government Securities Division Eight may be compared to the Lehman Brothers U.S. Treasury Composite Index. The Lehman Brothers U.S. Treasury Composite Index consists of an index of approximately 170 government securities issues with all such issues having a maturity of greater than one year.

     The performance of International Equities Division Eleven may be compared to the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index"). The EAFE Index, which commenced in 1969, is an unmanaged stock index consisting of more than 1,000 companies from Europe, Australia and the Far East. The index is capitalization weighted. It is a well known measure for international stock performance. Total returns (with income reinvested)

---------------

* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "S&P MidCap 400(R)" are trademarks of Standard and Poor's ("S&P"). Neither the MidCap Index Fund nor the Stock Index Fund is sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in these Funds.

for the EAFE Index are published using two methods. The first method includes gross income (income earned without subtracting foreign income taxes which may be withheld from foreign investors). The second method includes net income (income earned after subtracting estimated foreign taxes). The Division currently compares its performance with the index using the second method.

     The performance of the International Government Bond Fund Division Thirteen may be compared to the Salomon Brothers Non-US Dollar World Government Bond Index ("Salomon Index"). Total returns with income reinvested for the Salomon index are published using two methods. The first method includes gross income (income earned without subtracting foreign income taxes which may be withheld from foreign investors). The second method includes net income (income earned after subtracting estimated foreign taxes). The Division currently compares its performance with the index using the second method. The Salomon Index is an unmanaged aggregate index composed of 673 issues from fifteen foreign countries. These countries include Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, Switzerland and the United Kingdom.

     The performance of the Small Cap Index Division Fourteen and the Dreyfus Small Cap Division Eighteen may be compared with the Russell 2000(R) Index ("Russell 2000").** The Russell 2000 was developed in 1984 by the Frank Russell Company to track the stock market performance of small capitalization domestic stocks. The Russell 2000 is market weighted and consists of approximately 2000 stocks. Stocks included in the Russell 2000 are chosen by the Frank Russell Company on the basis of their market size.

     The performance of Timed Opportunity Division Five may be compared to a benchmark comprised of a weighted average of three market sectors corresponding to the three market sectors in which the Division, through the Timed Opportunity Fund, will invest as follows: 55% in equity securities, 35% in intermediate or long-term debt securities and 10% in money market or short-term debt securities, regardless of the Division's actual asset allocation. The performance of the equity securities sector of the Division may be compared to the S&P 500 Index. The performance of the intermediate or long-term debt securities sector may be compared to the Merrill Lynch Corporate and Government Master Index. The Merrill Lynch Corporate and Government Master Index consists of an index of approximately 5,000 corporate and government bond holdings. The average maturity of these corporate bond holdings is approximately 10 years. The performance of the money market or short-term debt securities sector may be compared to the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index.

     The performance of the Templeton Asset Allocation Division Nineteen may be compared to a benchmark comprised of a weighted average of three market sectors corresponding to the sectors in which the Division, through the Templeton Asset Allocation Fund, will invest as follows: 55% in equity securities, 35% in intermediate or long-term debt securities and 10% in money market or short-term debt securities, regardless of the Division's actual asset allocation. The performance of the equity securities sector of the Division may be compared to the Morgan Stanley Capital International World Index ("MSCI World Index"). The performance of the intermediate or long-term debt securities sector may be compared to the Salomon Brothers Non-US Dollar World Government Bond Index ("Salomon World Index"). The performance of the money market or short-term debt securities sector may be compared to the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index. Total returns (with income reinvested) for the MSCI World Index and the Salomon World Index are published using two methods. The first method includes gross income (income earned without subtracting foreign income taxes which may be withheld from foreign investors). The second method includes net income (income earned after subtracting estimated foreign taxes). The Division currently compares its performance with these indexes using the second method. The MSCI World Index is an unmanaged capitalization

---------------

** The Russell 2000(R) Index is a trademark/service mark of the Frank Russell
   Trust Company. Russell TM is a trademark of the Frank Russell Company.

weighted index consisting of more than 1,500 issues from 22 countries as well as certain South African gold mining issues. The countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Salomon World Index is an unmanaged aggregate index composed of approximately 850 issues from seventeen countries. The countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Ireland, Germany, Italy, Japan, The Netherlands, Spain, Sweden, Switzerland, the United Kingdom and the United States.

     The performance of the Templeton International Division Twenty may be compared to the Morgan Stanley Capital International World Index ("MSCI World Index"). Total returns (with income reinvested) for the MSCI World Index is published using two methods. The first method includes gross income (income earned without subtracting foreign income taxes which may be withheld from foreign investors). The second method includes net income (income earned after subtracting estimated foreign taxes). The Division currently compares its performance with the index using the second method. The MSCI World Index is an unmanaged capitalization weighted index consisting of more than 1,500 issues from 22 countries as well as certain South African gold mining issues. The countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

See "How to Review Investment Performance of Separate Account Divisions" in the prospectus for information about how these returns were calculated.

Stock Index Division Ten Performance Compared to S&P 500 Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
        ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE APRIL 20, 1987

                             STOCK INDEX                                             S&P 500
                             DIVISION TEN                                             INDEX
----------------------------------------------------------------------            -------------
04/20/87...............................................  $      10,000            $      10,000
12/31/87...............................................          8,562                    8,722
12/31/88...............................................          9,687                   10,171
12/31/89...............................................         12,388                   13,394
12/31/90...............................................         11,790                   12,978
12/31/91...............................................         15,056                   16,932
12/31/92...............................................         15,897                   18,222
12/31/93...............................................         17,293                   20,059
12/31/94...............................................         17,241                   20,323
12/31/95...............................................         23,439                   27,960
12/31/96...............................................         28,484                   34,383

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                  SINCE
                                                INCEPTION*     5 YEARS      3 YEARS       1 YEAR
                                                ----------     --------     --------     --------
Investment Division
     Stock Index Division Ten.................    184.84%       89.18%       64.71%       21.53%
Benchmark Comparison
     S&P 500 Index............................    243.83%      103.06%       71.41%       22.97%

---------------

* This Division was initiated on April 20, 1987.

MidCap Index Division Four* Performance Compared to S&P 500 Index and S&P MidCap 400 Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 13, 1982

                                                                                             S&P
                                                                      S&P                  MIDCAP
                     MIDCAP INDEX                                     500                    400
                     DIVISION FOUR                                   INDEX                  INDEX
-------------------------------------------------------          -------------          -------------
10/13/82................................  $      10,000          $      10,000          $      10,000
12/31/82................................         10,096                 11,352                 11,564
12/31/83................................         11,608                 13,913                 14,583
12/31/84................................         11,721                 14,786                 14,755
12/31/85................................         13,195                 19,477                 20,004
12/31/86................................         13,516                 23,113                 23,247
12/31/87................................         12,827                 24,326                 22,774
12/31/88................................         14,502                 28,367                 27,527
12/31/89................................         17,127                 37,355                 37,310
12/31/90................................         15,380                 36,195                 35,401
12/31/91................................         18,580                 47,223                 53,136
12/31/92................................         20,213                 50,820                 59,466
12/31/93................................         22,594                 55,943                 67,762
12/31/94................................         21,532                 56,681                 65,332
12/31/95................................         27,827                 77,981                 85,547
12/31/96................................         32,726                 95,892                102,009

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                     SINCE
                                   INCEPTION*     10 YEARS     5 YEARS      3 YEARS       1 YEAR
                                   ----------     --------     --------     --------     --------
Investment Division
     Division Four...............    227.26%      142.14%       76.13%       44.84%       17.61%
Benchmark Comparison
     S&P 500 Index...............    858.92%      314.88%      103.06%       71.41%       22.97%
     S&P MidCap 400 Index........    920.09%      338.81%       91.98%       50.54%       19.24%

---------------

  Effective October 1, 1991, the Capital Accumulation Fund changed its name to the MidCap Index Fund and revised its investment objective, investment program and investment restrictions accordingly, pursuant to contract owner vote. Selected purchase unit data for the last ten years for this Division appears in the prospectus. Figures appearing above for the S&P MidCap 400 Index for years prior to 1991 are based on estimates provided by Standard & Poor's for illustrative purposes.

* This Division was initiated on October 13, 1982.

Small Cap Index Division Fourteen Performance Compared to Russell 2000 Index(R)

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
         ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE MAY 1, 1992

                                                                                     RUSSELL
                           SMALL CAP INDEX                                            2000
                          DIVISION FOURTEEN                                           INDEX
----------------------------------------------------------------------            -------------
05/01/92...............................................  $      10,000            $      10,000
12/31/92...............................................         11,128                   11,416
12/31/93...............................................         12,772                   13,571
12/31/94...............................................         12,223                   13,324
12/31/95...............................................         15,449                   17,114
12/31/96...............................................         17,854                   19,937

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                                SINCE
                                                              INCEPTION*     3 YEARS       1 YEAR
                                                              ----------     -------      --------
Investment Division
     Small Cap Index Division Fourteen......................     78.54%       39.79%       15.57%
Benchmark Comparison
     Russell 2000...........................................     99.37%       46.91%       16.49%

---------------

* This Division was initiated May 1, 1992.

International Equities Division Eleven Performance Compared to EAFE Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 2, 1989

                        INTERNATIONAL EQUITIES                                        EAFE
                           DIVISION ELEVEN                                            INDEX
----------------------------------------------------------------------            -------------
10/02/89...............................................  $      10,000            $      10,000
12/31/89...............................................         10,284                   10,467
12/31/90...............................................          8,134                    8,013
12/31/91...............................................          8,952                    8,984
12/31/92...............................................          7,671                    7,891
12/31/93...............................................          9,864                   10,460
12/31/94...............................................         10,545                   11,274
12/31/95...............................................         11,565                   12,537
12/31/96...............................................         12,229                   13,295

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                  SINCE
                                                INCEPTION*     5 YEARS      3 YEARS       1 YEAR
                                                ----------     -------      -------       ------
Investment Division
     International Equities Division Eleven...      22.29%       36.60%       23.98%        5.75%
Benchmark Comparison
     EAFE Index...............................      32.95%       47.98%       27.11%        6.05%

---------------

* This Division was initiated on October 2, 1989.

Templeton International Division Twenty Performance Compared to MSCI World Index

                      HYPOTHETICAL $10,000 ACCOUNT VALUE*
         ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE MAY 1, 1992

                                                                               MSCI
                      TEMPLETON INTERNATIONAL                                 WORLD
                          DIVISION TWENTY                                     INDEX
-------------------------------------------------------------------          --------
05/01/92.................................................  $10,000           $10,000
12/31/92.................................................    9,311            10,182
12/31/93.................................................   13,549            12,474
12/31/94.................................................   13,077            13,107
12/31/95.................................................   14,952            15,823
12/31/96.................................................   18,317            17,955

                  CUMULATIVE RETURN COMPARED TO MARKET INDEX*
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                              SINCE
                                                            INCEPTION*     3 YEARS      1 YEAR*
                                                            ----------     -------      -------
Investment Division
     Templeton International Division Twenty..............     83.17%       35.19%       22.50%
Benchmark Comparison
     MSCI World Index.....................................     79.55%       43.95%       13.48%

---------------

* The hypothetical account illustration and cumulative returns were calculated on a pro forma basis. Therefore, the inception date used for the Templeton International Fund Division 20 was May 1, 1992, the inception of the underlying fund. Current contract charges have been assessed in determining pro forma hypothetical account values and cumulative returns.

Dreyfus Small Cap Division Eighteen Performance Compared to Russell 2000

                      HYPOTHETICAL $10,000 ACCOUNT VALUE*
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE AUGUST 31, 1990

                         DREYFUS SMALL CAP                                   RUSSELL
                         DIVISION EIGHTEEN                                    INDEX
-------------------------------------------------------------------          --------
08/31/90................................................  $ 10,000           $10,000
12/31/90................................................    10,168             9,577
12/31/91................................................    26,105            13,996
12/31/92................................................    44,181            16,572
12/31/93................................................    73,477            19,701
12/31/94................................................    78,125            19,341
12/31/95................................................    99,825            24,844
12/31/96................................................   114,938            28,942

                  CUMULATIVE RETURN COMPARED TO MARKET INDEX*
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                 SINCE
                                               INCEPTION*    5 YEARS     3 YEARS      1 YEAR
                                               ----------    -------     -------      ------
Investment Division
     Dreyfus Small Cap Division Eighteen.....  1,049.38%     340.28%      56.43%      15.14%
Benchmark Comparison
     Russell 2000............................    189.42%     106.80%      46.91%      16.49%

---------------

* The hypothetical account illustration and cumulative returns were calculated on a pro forma basis. Therefore, the inception date used for the Dreyfus Small Cap Fund Division 18 was August 31, 1990, the inception of the underlying fund. Current contract charges have been assessed in determining pro forma hypothetical account values and cumulative returns.

Growth Division Fifteen Performance Compared to S&P 500 Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
        ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE APRIL 29, 1994

                              GROWTH                                         S&P 500
                         DIVISION FIFTEEN                                     INDEX
-------------------------------------------------------------------          --------
04/29/94.................................................  $10,000           $10,000
12/31/94.................................................   10,018            10,532
12/31/95.................................................   14,667            14,489
12/31/96.................................................   17,333            17,817

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                  SINCE
                                                INCEPTION*     5 YEARS      3 YEARS       1 YEAR
                                                ----------     -------      -------       ------
Investment Division
     Growth Division Fifteen..................      73.33%        --           --          18.18%
Benchmark Comparison
     S&P 500 Index............................      78.17%        --           --          22.97%

---------------

* The Fund underlying this Division was initiated on April 29, 1994.

Growth & Income Division Sixteen Compared to S&P 500 Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
        ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE APRIL 29, 1994

                          GROWTH & INCOME                                    S&P 500
                         DIVISION SIXTEEN                                     INDEX
-------------------------------------------------------------------          --------
04/29/94.................................................  $10,000           $10,000
12/31/94.................................................    9,932            10,532
12/31/95.................................................   12,966            14,489
12/31/96.................................................   15,831            17,817

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                  SINCE
                                                INCEPTION*     5 YEARS      3 YEARS       1 YEAR
                                                ----------     -------      -------       ------
Investment Division
     Growth & Income Division Sixteen.........      58.31%        --           --          22.10%
Benchmark Comparison
     S&P 500 Index............................      78.17%        --           --          22.97%

---------------

* The Fund underlying this Division was initiated on April 29, 1994.

Capital Conservation Division Seven Performance Compared to Merrill Lynch Corporate Master Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE JANUARY 16, 1986

                                                                              MERRILL LYNCH
                       CAPITAL CONSERVATION                                  CORPORATE MASTER
                          DIVISION SEVEN                                          INDEX
-------------------------------------------------------------------          ----------------
01/16/86.................................................  $10,000                   $10,000
12/31/86.................................................   10,477                    11,609
12/31/87.................................................   10,186                    11,823
12/31/88.................................................   10,789                    12,976
12/31/89.................................................   11,936                    14,808
12/31/90.................................................   11,784                    15,899
12/31/91.................................................   13,669                    18,799
12/31/92.................................................   14,702                    20,514
12/31/93.................................................   16,301                    23,064
12/31/94.................................................   15,153                    22,288
12/31/95.................................................   18,120                    27,097
12/31/96.................................................   18,255                    28,015

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                             SINCE
                                           INCEPTION*   10 YEARS   5 YEARS   3 YEARS   1 YEAR
                                           ----------   --------   -------   -------   ------
Investment Division
     Capital Conservation Division
       Seven.............................    82.55%      74.24%    33.55%    11.99%     0.75%
Benchmark Comparison
     Merrill Lynch Corporate Master
       Index.............................   180.15%     141.33%    49.02%    21.47%     3.39%

---------------

* This Division was initiated on January 16, 1986.

Government Securities Division Eight Performance Compared to Lehman Brothers U.S. Treasury
Composite Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE JANUARY 16, 1986

                       GOVERNMENT SECURITIES                                  U.S. TREASURY
                          DIVISION EIGHT                                     COMPOSITE INDEX
-------------------------------------------------------------------          ---------------
01/16/86.................................................  $10,000                  $10,000
12/31/86.................................................   10,461                   11,630
12/31/87.................................................   10,120                   11,862
12/31/88.................................................   10,621                   12,694
12/31/89.................................................   11,792                   14,516
12/31/90.................................................   12,371                   15,765
12/31/91.................................................   14,052                   18,187
12/31/92.................................................   14,915                   19,502
12/31/93.................................................   16,362                   21,597
12/31/94.................................................   15,472                   20,857
12/31/95.................................................   17,995                   24,684
12/31/96.................................................   18,157                   25,369

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                    SINCE
                                  INCEPTION*     10 YEARS     5 YEARS      3 YEARS       1 YEAR
                                  ----------     --------     -------      -------       ------
Investment Division
     Government Securities Divi-
       sion Eight...............      81.57%       73.57%       29.21%       10.97%        0.90%
Benchmark Comparison
     U.S. Treasury Composite In-
       dex......................     153.69%      118.13%       39.49%       17.47%        2.77%

---------------

* This Division was initiated on January 16, 1986.

International Government Bond Division Thirteen Performance Compared to Salomon Brothers
Non-U.S. Dollar World Government Bond Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 1, 1991

                                                                              SALOMON BROS.
                                                                             NON-U.S. DOLLAR
                                                                                  WORLD
                   INTERNATIONAL GOVERNMENT BOND                               GOVERNMENT
                         DIVISION THIRTEEN                                     BOND INDEX
-------------------------------------------------------------------          ---------------
10/01/91.................................................  $10,000                  $10,000
12/31/91.................................................   10,905                   11,042
12/31/92.................................................   11,128                   11,540
12/31/93.................................................   12,583                   13,246
12/31/94.................................................   13,014                   13,999
12/31/95.................................................   15,308                   16,692
12/31/96.................................................   15,822                   17,331

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                   SINCE
                                                 INCEPTION*     5 YEARS      3 YEARS       1 YEAR
                                                 ----------     -------      -------       ------
Investment Division
     International Government Bond Division
       Thirteen................................      58.22%       45.09%       25.74%        3.36%
Benchmark Comparison
     Salomon Bros. Non-U.S. Dollar World
       Government Bond Index...................      73.31%       56.96%       30.84%        3.83%

---------------

* This Division was initiated on October 1, 1991.

Social Awareness Division Twelve Performance Compared to S&P 500 Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 2, 1989

                         SOCIAL AWARENESS                                    S&P 500
                          DIVISION TWELVE                                     INDEX
-------------------------------------------------------------------          -------
10/02/89.................................................  $10,000           $10,000
12/31/89.................................................   10,100            10,214
12/31/90.................................................    9,877             9,897
12/31/91.................................................   12,506            12,912
12/31/92.................................................   12,795            13,896
12/31/93.................................................   13,670            15,297
12/31/94.................................................   13,339            15,499
12/31/95.................................................   18,351            21,323
12/31/96.................................................   22,527            26,220

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                   SINCE
                                                 INCEPTION*    5 YEARS     3 YEARS      1 YEAR
                                                 ----------    -------     -------      ------
Investment Division
     Social Awareness Division Twelve..........     125.27%      80.12%      64.79%      22.75%
Benchmark Comparison
     S&P 500 Index.............................     162.20%     103.06%      71.41%      22.97%

---------------

* This Division was initiated on October 2, 1989.

Science & Technology Division Seventeen Compared to S&P 500 Index.

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
        ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE APRIL 29, 1994

                       SCIENCE & TECHNOLOGY                                  S&P 500
                        DIVISION SEVENTEEN                                    INDEX
-------------------------------------------------------------------          -------
04/29/94.................................................  $10,000           $10,000
12/31/94.................................................   12,477            10,532
12/31/95.................................................   19,972            14,489
12/31/96.................................................   22,505            17,817

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                 SINCE
                                               INCEPTION*     5 YEARS      3 YEARS       1 YEAR
                                               ----------     -------      -------       ------
Investment Division
     Science & Technology Division
       Seventeen.............................     125.05%        --           --          12.68%
Benchmark Comparison
     S&P 500 Index...........................      78.17%        --           --          22.97%

---------------

* The Fund underlying this Division was initiated on April 29, 1994.

Money Market Division Six Performance Compared to Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index (Primary CD Index)

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE JANUARY 16, 1986

                           MONEY MARKET                                      PRIMARY
                           DIVISION SIX                                      CD INDEX
-------------------------------------------------------------------          --------
01/16/86.................................................  $10,000           $10,000
12/31/86.................................................   10,405            10,591
12/31/87.................................................   10,873            11,253
12/31/88.................................................   11,495            12,083
12/31/89.................................................   12,406            13,130
12/31/90.................................................   13,254            14,181
12/31/91.................................................   13,849            14,955
12/31/92.................................................   14,157            15,427
12/31/93.................................................   14,393            15,826
12/31/94.................................................   14,791            16,390
12/31/95.................................................   15,458            17,200
12/31/96.................................................   16,072            17,980

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                             SINCE
                                           INCEPTION*    10 YEARS    5 YEARS     3 YEARS      1 YEAR
                                           ----------    --------    -------     -------      ------
Investment Division
     Money Market Division Six...........      60.72%      54.47%      16.05%      11.66%       3.97%
Benchmark Comparison
     Primary CD Index....................      79.80%      69.78%      20.23%      13.61%       4.53%

---------------

* This Division was initiated on January 16, 1986.

Timed Opportunity Division Five Performance Compared to S&P 500 Index, Merrill Lynch Corporate and Government Master Index and Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
      ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE SEPTEMBER 6, 1983

                      TIMED OPPORTUNITY                           S&P 500     BLENDED
                        DIVISION FIVE                              INDEX       INDEX*
--------------------------------------------------------------    -------     -------
09/06/83............................................  $10,000     $10,000     $10,000
12/31/83............................................    9,857      10,156      10,252
12/31/84............................................    9,853      10,793      11,269
12/31/85............................................   11,004      14,217      14,177
12/31/86............................................   11,987      16,871      16,536
12/31/87............................................   12,862      17,757      17,472
12/31/88............................................   13,973      20,706      19,669
12/31/89............................................   16,182      27,267      24,213
12/31/90............................................   15,634      26,420      24,748
12/31/91............................................   18,782      34,470      30,404
12/31/92............................................   18,460      37,095      32,608
12/31/93............................................   19,973      40,834      35,770
12/31/94............................................   19,515      41,373      35,769
12/31/95............................................   24,110      56,921      45,566
12/31/96............................................   26,519      69,995      51,871

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1996)

                                            SINCE
                                         INCEPTION**   10 YEARS   5 YEARS    3 YEARS     1 YEAR
                                         -----------   --------   -------    -------     ------
Investment Division
     Timed Opportunity Division Five...      165.19%    121.24%     41.19%     32.78%      9.99%
Benchmark Comparison
     S&P 500 Index.....................      599.95%    314.88%    103.06%     71.41%     22.97%
     Blended Index*....................      418.71%    213.69%     70.61%     45.01%     13.84%

---------------

 * The Blended Index reflects an allocation of investments in the following
   Indexes: 55% of investments included in the S&P 500 Index, 35% of investments included in the Merrill Lynch Corporate and Government Master Index, and 10% of investments included in the Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index.

** This Division was initiated on September 6, 1983.

Templeton Asset Allocation Division Nineteen Performance Compared to MSCI World Index, Salomon Brothers World Government Bond Index and Certificate of Deposit Primary Offering by New York City Banks, 30 Day Index

                      HYPOTHETICAL $10,000 ACCOUNT VALUE*
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE AUGUST 24, 1988

                                                              MSCI
               TEMPLETON ASSET ALLOCATION                    WORLD            BLENDED
                    DIVISION NINETEEN                        INDEX            INDEX**
---------------------------------------------------------   --------          --------
08/24/88.......................................  $10,000    $10,000           $10,000
12/31/88.......................................   10,237     11,432            11,074
12/31/89.......................................   11,450     13,330            12,346
12/31/90.......................................   10,405     11,062            11,737
12/31/91.......................................   13,124     13,084            13,649
12/31/92.......................................   14,009     12,401            13,553
12/31/93.......................................   17,453     15,191            15,883
12/31/94.......................................   16,714     15,962            16,522
12/31/95.......................................   20,227     19,270            19,578
12/31/96.......................................   23,746     21,867            21,355

                  CUMULATIVE RETURN COMPARED TO MARKET INDEX*
                        (PERIOD ENDED DECEMBER 31, 1996)

                                                SINCE
                                              INCEPTION*     5 YEARS      3 YEARS       1 YEAR
                                              ----------     -------      -------       ------
Investment Division
     Templeton Asset Allocation Division
       Nineteen.............................     137.46%       80.94%       36.05%       17.40%
Benchmark Comparison**
     MSCI World Index.......................     118.67%       67.12%       43.95%       13.48%
     Blended Index..........................     113.55%       56.46%       34.46%        9.08%

---------------

 * The hypothetical account illustration and cumulative returns were calculated on a pro forma basis. Therefore, the inception date used for the Templeton Asset Allocation Fund Division 19 was August 24, 1988, the inception of the underlying fund. Current contract charges have been assessed in determining pro forma hypothetical account values and cumulative returns.

** The Blended Index reflects an allocation of investments in the following
   Indexes: 55% of investments included in the MSCI World Index, 35% of investments included in the Salomon Brothers World Government Bond Index and 10% of investments included in the Certificate of Deposit Primary Offering by New York City Bank, 30 Day index.

                                PAYOUT PAYMENTS

ASSUMED INVESTMENT RATE

     The discussion concerning the amount of payout payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described in this prospectus as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

     The amount of the first variable annuity payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date payout payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

     The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the 1983 Table A (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

     The portion of the first monthly variable payout payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

     In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous payout payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

     Therefore, the dollar amount of variable payout payments after the first will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first payout payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first payout payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

     Each deferred Contract provides that, when fixed payout payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

     The value of a Payout Unit is calculated at the same time that the value of an Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

     The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

                ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

     Example 8.

 1. Payout Unit value, beginning of period..................  $ .980000
 2. Net investment factor for Period (see Example 3)........   1.023558
 3. Daily adjustment for 3 1/2% Assumed Investment Rate.....    .999906
 4. (2)X(3).................................................   1.023462
 5. Payout Unit value, end of period (1)X(4)................  $1.002993

                        ILLUSTRATION OF PAYOUT PAYMENTS

     Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain

 1. Number of Purchase Units at Payout Date.................   10,000.00

 2. Purchase Unit value (see Example 3).....................  $     1.800000

 3. Account Value of Contract (1)X(2).......................  $18,000.00

 4. First monthly Payout Payment per $1,000 of Account
  Value.....................................................  $     5.63

 5. First monthly Payout Payment (3)X(4)/1,000..............  $   101.34

 6. Payout Unit value (see Example 10)......................  $      .980000

 7. Number of Payout Units (5)/(6)..........................      103.408

 8. Assume Payout Unit value for second month equal to......  $      .997000

 9. Second monthly Payout Payment (7)X(8)...................  $   103.10

10. Assume Payout Unit value for third month equal to.......  $      .953000

11. Third monthly Payout Payment (7)X(10)...................  $    98.55

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

     The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

     The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"). The principal underwriter for VALIC Separate Account A is the Underwriter as defined above, a wholly-owned subsidiary of the Company. The Underwriter's address is 2929 Allen Parkway, Houston, Texas 77019. The Underwriter is a Texas corporation organized in 1970 and is a member of the NASD.

     The licensed agents who sell the Contracts will be compensated for such sales by commissions ranging up to 5% of each Purchase Payment. Managers who supervise the agents will receive overriding commissions ranging up to 1% of Purchase Payments. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.)

     Pursuant to its underwriting agreement with the Underwriter and VALIC Separate Account A, the Company reimburses the Underwriter for reasonable sales expenses, including overhead expenses. Sales commissions for year 1996 were $52,963,000.

                                    EXPERTS

     The consolidated financial statements of the Company at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996, and the financial statements of the Company's Separate Account A at December 31, 1996 and for each of the two years in the period then ended, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein. The financial statements audited by Ernst & Young LLP have been included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                        COMMENTS ON FINANCIAL STATEMENTS

     The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.
     Divisions Four, Five, Six, Seven, Eight, Ten, Eleven, Twelve, Thirteen, Fourteen, Fifteen, Sixteen, Seventeen, Eighteen, Nineteen, and Twenty are the only Divisions available under the Contracts described in the Prospectus. The Separate Account financial statements contained herein reflect the composition of the Separate Account as of December 31, 1996, and for the fiscal year then ended.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
The Variable Annuity Life Insurance Company

     We have audited the accompanying consolidated balance sheets of The Variable Annuity Life Insurance Company and Subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Variable Annuity Life Insurance Company and Subsidiaries at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                    /s/ ERNST & YOUNG



Houston, Texas
February 14, 1997

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEET

At December 31
In Thousands


                                                                           1996          1995
                                                                        -----------   -----------
ASSETS
Investments - Notes 2, 6, 7, 8:
  Fixed maturity securities
     (amortized cost: $19,667,491 in 1996 and $18,590,102 in 1995)      $20,189,473   $19,745,726
  Equity securities (cost: $8,624 in 1996 and $56,825 in 1995)                8,589        71,770
  Mortgage loans on real estate                                           1,349,855     1,443,817
  Real estate, net of accumulated depreciation
     of $69 in 1996 and $99 in 1995                                          37,130        23,365
  Policy loans                                                              639,200       557,637
  Other long-term invested assets                                            35,945        16,929
  Short-term investments                                                     53,000        39,277
                                                                        -----------   -----------
     Total investments                                                   22,313,192    21,898,521
                                                                        -----------   -----------
Investment income receivable                                                315,118       292,967
Cash on deposit and on hand                                                  24,360        27,794
Receivable for securities sold                                               18,654        51,947
Deferred policy acquisition costs - Note 3                                  557,748       182,546
Due from reinsurer, net                                                      15,700        16,873
Other assets                                                                 45,798        37,912
Assets held in Separate Accounts                                          7,134,412     4,540,889
                                                                        -----------   -----------
     Total assets                                                       $30,424,982   $27,049,449
                                                                        -----------   -----------
LIABILITIES
Policy reserves for fixed annuity investment contracts                  $21,067,429   $20,146,697
Payable for securities purchased                                                575        26,885
Remittances not allocated                                                    66,473        52,913
Commissions, general expenses, and taxes (other than income taxes)           41,642        44,380
Other liabilities                                                            75,636        51,768
Income tax liabilities - Note 4                                             265,160       387,076
Liabilities related to Separate Accounts                                  7,134,412     4,540,889
                                                                        -----------   -----------
     Total liabilities                                                   28,651,327    25,250,608
                                                                        -----------   -----------
STOCKHOLDER'S EQUITY
Common stock (voting) par value $1 per share, 5,000 shares authorized
  and 3,575 issued and outstanding in 1996 and 1995 - Note 5                  3,575         3,575
Additional paid-in capital                                                  459,281       384,126
Retained earnings                                                         1,143,947     1,014,520
Net unrealized investment gains - Note 2                                    166,852       396,620
                                                                        -----------   -----------
     Total stockholder's equity                                           1,773,655     1,798,841
                                                                        -----------   -----------
     Total liabilities and stockholder's equity                         $30,424,982   $27,049,449
                                                                        -----------   -----------


                See notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF INCOME

For the Years Ended December 31,
In Thousands


                                                                   1996           1995           1994
                                                                -----------    -----------    -----------
REVENUES

Surrender charges                                               $    12,348    $     9,967    $     9,964
Mortality charges                                                    59,955         34,965         21,136
Expense charges                                                       5,654          5,122          5,528
Net investment income - Note 2                                    1,654,496      1,597,681      1,493,942
Net reinsurance income                                                1,528          1,573          1,908
Realized investment gains (losses) - Note 2                          21,551         (7,149)       (71,950)
Other income                                                         10,920          6,878          6,517
                                                                -----------    -----------    -----------
   Total revenues                                                 1,766,452      1,649,037      1,467,045
                                                                -----------    -----------    -----------
COSTS AND EXPENSES

Policy costs:
   Increase in policy reserves for fixed annuity contracts        1,243,993      1,203,986      1,133,547
                                                                -----------    -----------    -----------
      Total costs                                                 1,243,993      1,203,986      1,133,547
                                                                -----------    -----------    -----------
Expenses:
   Commissions                                                       97,630         84,670         73,198
   Salaries                                                          54,016         48,227         42,742
   Data processing                                                   12,088         13,200         10,908
   Postage and telephone                                             11,308         10,710          8,137
   Sales promotion                                                   10,394          9,361          8,024
   Printing and supplies                                              5,290          4,721          4,372
   Guaranty association assessments - Note 9                          2,678         18,961          6,300
   Other expenses                                                    49,875         44,055         43,029
   Amortization of deferred policy acquisition costs - Note 3        31,201         16,841         13,263
   Policy acquisition costs deferred - Note 3                      (116,818)      (104,702)       (88,046)
                                                                -----------    -----------    -----------
      Total expenses                                                157,662        146,044        121,927
                                                                -----------    -----------    -----------
      Total costs and expenses                                    1,401,655      1,350,030      1,255,474
                                                                -----------    -----------    -----------
EARNINGS

Income before income tax expense                                    364,797        299,007        211,571
Income tax expense - Note 4                                         124,370         99,720         70,183
                                                                -----------    -----------    -----------
   Net income                                                   $   240,427    $   199,287    $   141,388
                                                                -----------    -----------    -----------

                See notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

For the Years Ended December 31,
In Thousands

                                              1996           1995           1994
                                           -----------    -----------    -----------
COMMON STOCK

Balance at beginning and end of year       $     3,575    $     3,575    $     3,575
                                           -----------    -----------    -----------

ADDITIONAL PAID-IN-CAPITAL

Balance at beginning of year                   384,126        382,733        382,727
  Capital contribution from stockholder         75,155          1,393              6
                                           -----------    -----------    -----------
Balance at end of year                         459,281        384,126        382,733
                                           -----------    -----------    -----------

RETAINED EARNINGS

Balance at beginning of year                 1,014,520        910,233        821,845
  Net income                                   240,427        199,287        141,388
  Dividends paid to stockholder               (111,000)       (95,000)       (53,000)
                                           -----------    -----------    -----------
Balance at end of year                       1,143,947      1,014,520        910,233
                                           -----------    -----------    -----------

NET UNREALIZED INVESTMENT GAINS (LOSSES)

Balance at beginning of year                   396,620       (563,481)       348,470
  Change during year                          (229,768)       960,101       (911,951)
                                           -----------    -----------    -----------
Balance at end of year                         166,852        396,620       (563,481)
                                           -----------    -----------    -----------

STOCKHOLDER'S EQUITY
Balance at end of year                     $ 1,773,655    $ 1,798,841    $   733,060
                                           -----------    -----------    -----------


              See notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF CASH FLOWS

For the Years Ended December 31,
In Thousands


                                                                1996            1995            1994
                                                             ------------    ------------    ------------
OPERATING ACTIVITIES

Net Income                                                   $    240,427    $    199,287    $    141,388
Reconciling adjustments to net cash provided by
 operating activities:
   Insurance and annuity liabilities                            1,243,993       1,203,986       1,133,547
   Deferred policy acquisition costs                              (85,617)        (87,861)        (74,783)
   Other, net                                                     (50,233)         28,179         (41,944)
                                                             ------------    ------------    ------------
     Net cash provided by operating activities                  1,348,570       1,343,591       1,158,208
                                                             ------------    ------------    ------------
INVESTING ACTIVITIES

Investment purchases                                          (14,883,271)     (9,671,304)     (7,827,877)
Investment calls, maturities, and sales                        13,897,479       8,025,420       6,456,637
Net (increase) decrease in short-term investments                 (13,722)        120,745        (160,022)
                                                             ------------    ------------    ------------
     Net cash used for investing activities                      (999,514)     (1,525,139)     (1,531,262)
                                                             ------------    ------------    ------------
FINANCING ACTIVITIES

Policyholder account deposits                                   2,896,090       2,553,928       2,227,803
Policyholder account withdrawals                               (1,276,008)       (996,324)     (1,004,953)
Transfers to Separate Accounts                                 (1,936,727)     (1,273,778)       (723,994)
Capital contribution from stockholder                              75,155           1,607               6
Net decrease in short-term debt                                      --              --           (59,000)
Dividends paid                                                   (111,000)        (95,000)        (53,000)
                                                             ------------    ------------    ------------
     Net cash used for or provided by financing activities       (352,490)        190,433         386,862
                                                             ------------    ------------    ------------
NET CHANGE IN CASH

Net increase (decrease) in cash                                    (3,434)          8,885          13,808
Cash at beginning of year                                          27,794          18,909           5,101
                                                             ------------    ------------    ------------
     Cash at end of year                                     $     24,360    $     27,794    $     18,909
                                                             ------------    ------------    ------------


            See notes to consolidated financial statements.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 1996
All dollar amounts in thousands, except per share data
--------------------------------------------------------------------------------

                                       1
================================================================================
                        SIGNIFICANT ACCOUNTING POLICIES
================================================================================

1.1  INTRODUCTION

     The Variable Annuity Life Insurance Company (VALIC), an indirect, wholly owned subsidiary of American General Corporation (AGC), provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, health care, public sector, and not-for-profit organizations. VALIC markets products nationwide through exclusive sales representatives.

     VALIC is 100% owned by American General Life Insurance Company (AGL), a wholly owned subsidiary of AGC Life Insurance Company (AGC Life). AGC Life is a wholly owned subsidiary of AGC. A summary of the accounting policies followed in the preparation of the consolidated financial statements is set forth below.

1.2  PREPARATION OF FINANCIAL STATEMENTS

     The consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of VALIC and its wholly owned subsidiaries. All material intercompany transactions have been eliminated in consolidation. Certain items in the prior years' financial statements have been reclassified to conform with the 1996 presentation.

     The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from these estimates.

1.3  INVESTMENTS

     FIXED MATURITY AND EQUITY SECURITIES. All fixed maturity and equity securities are classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if the unrealized gains (losses) had been realized, the net adjustment is recorded in net unrealized gains (losses) on securities within stockholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

     MORTGAGE LOANS. Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

     Impaired loans, those for which VALIC determines that it is probable that all amounts due under the contractual terms will not be collected, are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell.

     POLICY LOANS. Policy loans are reported at unpaid principal balance.

     INVESTMENT INCOME. Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

     REALIZED INVESTMENT GAINS (LOSSES). Realized investment gains (losses) are recognized using the specific identification method.

1.4  DERIVATIVES RELATED TO INVESTMENTS

     VALIC's use of derivative financial instruments is generally limited to interest rate and currency swap agreements. The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to investment income over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

     The fair values of swap agreements are recognized in the consolidated balance sheet if they hedge investments carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains (losses) on securities included in stockholder's equity, consistent with the treatment of the related investment security.

     For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

     Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

1.5  DEFERRED POLICY ACQUISITION COSTS
      (DPAC)

     Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC. DPAC is charged to expense in relation to the estimated gross profits of the insurance contracts, including realized gains (losses).

     DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in net unrealized gains (losses) on securities within stockholder's equity.

     VALIC reviews the carrying value of DPAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.6  SEPARATE ACCOUNTS

     Separate Accounts are assets and liabilities associated with certain contracts, principally annuities for which the investment risk lies solely with the holder of the contract rather than the company. Consequently, the insurer's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the consolidated statements of income and cash flows. Assets held in the Separate Accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

1.7  POLICY RESERVES

     Net deposits made by fixed annuity policyholders are accumulated at interest rates guaranteed by VALIC plus excess interest paid at the sole discretion of the Board of Directors until benefits are payable. Reserves for deferred annuities (accumulation phase) are equivalent to the policyholders' account values. Reserves for annuities on which benefits are currently payable (annuity payout phase) are provided based upon estimated mortality and other assumptions, including provisions for the risk of adverse deviation from assumptions, which were appropriate at the time the contracts were issued. The 1971 Individual or Group Annuity Mortality Tables, and the 1983a Table have been used to provide for future annuity benefits in the annuity payout phase. Interest rates used in determining reserves for policy benefits during both the accumulation and annuity payout phases range from 3.5% to 13.5%.

1.8  RECOGNITION OF REVENUES AND COSTS

     Premium receipts for annuity contracts are classified as deposits instead of revenues. Revenues for these contracts consist of the mortality, expense, and surrender charges. Gains (losses) from mortality guarantees under variable annuity contracts are recognized as they occur.

1.9  INCOME TAXES

     Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

     A valuation allowance for deferred tax assets is provided if all or some portion of the deferred tax asset may not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income. A change related to fluctuations in fair value of available-for-sale fixed maturity securities is included in net unrealized gains (losses) in stockholder's equity.

1.10 STATUTORY ACCOUNTING

     State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity (capital and surplus) that differ from GAAP. Net income and stockholder's equity as determined by statutory accounting practices at December 31 were as follows:


                                         1996         1995         1994
                                      ----------   ----------   ----------
Net Income                            $  213,686   $  157,622   $  171,486
                                      ----------   ----------   ----------
Stockholder's equity                  $1,077,366   $  926,654   $  869,026
                                      ----------   ----------   ----------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

                                       2
===============================================================================
                                  INVESTMENTS
===============================================================================

2.1  INVESTMENT INCOME

     Income by type of investment was as follows:


                                       1996         1995         1994
                                     ----------   ----------   ----------
Non-affiliated fixed
 maturity securities                 $1,471,879   $1,414,644   $1,300,028
Affiliated fixed
 maturity securities                      2,851        3,181        3,342
Equity securities                           782        4,281        2,529
Mortgage loans on
 real estate                            140,492      149,974      163,263
Other                                    51,040       36,473       36,226
                                     ----------   ----------   ----------
 Gross investment income              1,667,044    1,608,553    1,505,388
 Investment expenses                     12,548       10,872       11,446
                                     ----------   ----------   ----------
  Net investment income              $1,654,496   $1,597,681   $1,493,942
                                     ----------   ----------   ----------

     The carrying value of investments that produced no investment income during 1996 totaled $6,455 or 0.03% of total invested assets. The ultimate disposition of these assets is not expected to have a material effect on VALIC's consolidated results of operations or financial position.

     Derivative financial instruments related to investment securities did not have a material effect on net investment income in any of the three years ended December 31, 1996.

2.2  REALIZED INVESTMENT GAINS (LOSSES)

     Realized investment gains (losses) were as follows:

                                      1996        1995        1994
                                    --------    --------    --------
Fixed maturity securities           $  1,417    $    832    $(83,950)
Equity securities                     15,795       7,706       2,143
Mortgage loans on real estate          4,635     (24,465)    (11,640)
Real estate                              389       3,767       1,608
Other                                   (685)      5,011      19,889
                                    --------    --------    --------
 Realized gains (losses)
  before taxes                        21,551      (7,149)    (71,950)
Income tax expense (benefit)           7,543      (1,414)    (25,183)
                                    --------    --------    --------
 Net realized investment
  gains (losses)                    $ 14,008    $ (5,735)   $(46,767)
                                    --------    --------    --------

     Proceeds from sales of fixed maturity securities were $3,052,550, $1,432,183, and $1,128,925 during 1996, 1995, and 1994, respectively. Gross gains of $28,173, $15,722, and $7,610 and gross losses of $36,802, $30,518, and
$89,917, were realized on those sales during 1996, 1995, and 1994, respectively.

     During fourth quarter 1994, AGC initiated a program to realize capital losses for tax purposes to offset prior period capital gains. During 1995, AGC received a tax refund of $45,944 generated by $126,285 in net capital losses realized in fourth quarter 1994 primarily through the sale of fixed maturity securities. In conjunction with this program, VALIC realized net capital losses for tax purposes of $110,019 in fourth quarter 1994, primarily through the sale of $1,186,197 of fixed maturity securities. Due to declining interest rates during 1995, which resulted in increasing values of VALIC's fixed maturity securities, no additional capital losses were realized under this program.

2.3  FIXED MATURITY AND EQUITY SECURITIES

     VALUATION. Amortized cost and fair value of fixed maturity and equity securities at December 31 were as follows:

                                            Amortized Cost           Gross Unrealized Gains
                                       -------------------------   -------------------------
                                           1996          1995          1996          1995
                                       -----------   -----------   -----------   -----------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies             $   219,426   $   173,879   $    20,025   $    33,063
Obligations of states and
 political subdivisions                     32,308        32,349           840         1,467
Debt securities issued by
 foreign governments                       241,908       238,592        10,958        19,639
Corporate securities                    13,211,735    11,338,933       457,461       792,302
Mortgage-backed securities               5,932,878     6,771,473       150,021       333,436
Affiliated fixed maturity securities        29,236        32,275          --            --
Redeemable preferred stock                    --           2,601          --            --
                                       -----------   -----------   -----------   -----------
 Total fixed maturity securities       $19,667,491   $18,590,102   $   639,305   $ 1,179,907
                                       -----------   -----------   -----------   -----------
Equity securities                      $     8,624   $    56,825   $        61   $    14,966
                                       ===========   ===========   ===========   ===========
                                        Gross Unrealized Losses             Fair Value
                                       -------------------------   -------------------------
                                           1996           1995           1996          1995
                                       -----------    -----------    -----------   -----------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies             $      (465)   $       (25)   $   238,986   $   206,917
Obligations of states and
 political subdivisions                       (197)           (15)        32,951        33,801
Debt securities issued by
 foreign governments                          (122)          --          252,744       258,231
Corporate securities                       (76,389)       (20,225)    13,592,807    12,111,010
Mortgage-backed securities                 (40,150)        (3,924)     6,042,749     7,100,985
Affiliated fixed maturity securities          --             --           29,236        32,275
Redeemable preferred stock                    --              (94)          --           2,507
                                       -----------    -----------    -----------   -----------
 Total fixed maturity securities       $  (117,323)   $   (24,283)   $20,189,473   $19,745,726
                                       -----------    -----------    -----------   -----------
Equity securities                      $       (96)   $       (21)   $     8,589   $    71,770
                                       ===========    ===========    ===========   ===========

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

2.3  FIXED MATURITY AND EQUITY SECURITIES-
       (CONTINUED)

     MATURITIES. The contractual maturities of fixed maturity securities at December 31, 1996 were as follows:


                                                 Amortized       Fair
                                                   Cost          Value
                                                -----------   -----------
Fixed maturity securities, excluding
 mortgage-backed securities, due
   In one year or less                          $   125,977   $   127,799
   In years two through five                      2,601,072     2,705,686
   In years six through ten                       7,872,259     8,097,598
   After ten years                                3,135,304     3,215,641
Mortgage-backed securities                        5,932,879     6,042,749
                                                -----------   -----------
      Total fixed maturity securities           $19,667,491   $20,189,473
                                                -----------   -----------


     Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. Corporate requirements and investment strategies may result in the sale of investments before maturity.

2.4  NET UNREALIZED GAINS (LOSSES) ON
      SECURITIES

     Net unrealized gains (losses) on fixed maturity and equity securities included in stockholder's equity at December 31 were as follows:


                                         1996           1995
                                      -----------    -----------
Gross unrealized gains                $   639,366    $ 1,194,873
Gross unrealized losses                  (117,419)       (24,304)
DPAC adjustments                         (261,363)      (551,624)
Deferred federal income taxes             (93,732)      (222,325)
                                      -----------    -----------
 Net unrealized gains
  on securities                       $   166,852    $   396,620
                                      -----------    -----------

2.5  MORTGAGE LOANS ON REAL ESTATE -
      (CONTINUED)

     DIVERSIFICATION. Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, VALIC requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower.

2.5  MORTGAGE LOANS ON REAL ESTATE -
      (CONTINUED)

     At December 31 the mortgage loan portfolio was distributed as follows:


                                   1996           1995
                                -----------    -----------
Geographic distribution:
  Atlantic                      $   656,073    $   677,739
  Pacific and Mountain              406,948        455,009
  Central                           331,411        365,282
  Allowance for losses              (44,577)       (54,213)
                                -----------    -----------
    Total mortgage loans        $ 1,349,855    $ 1,443,817
                                -----------    -----------
Property type:
  Office                        $   456,818    $   478,493
  Retail                            451,668        461,272
  Industrial                        221,532        223,374
  Apartments                        190,583        242,469
  Residential and other              73,831         92,422
  Allowance for losses              (44,577)       (54,213)
                                -----------    -----------
    Total mortgage loans        $ 1,349,855    $ 1,443,817
                                -----------    -----------

     ALLOWANCE. The allowance for mortgage loan losses was as follows:

                                  1996         1995         1994
                                ---------    ---------    ---------
Balance at January 1            $  54,213    $  55,665    $  48,612
Net additions (a)                  (3,845)      12,619        9,926
Deductions (b)                     (5,791)     (14,071)      (2,873)
                                ---------    ---------    ---------
 Balance at December 31         $  44,577    $  54,213    $  55,665
                                ---------    ---------    ---------

(a) Charged to realized investment losses.
(b) Resulting from foreclosures.

     IMPAIRED LOANS. Impaired mortgage loans on real estate and related interest income were as follows:


                                 1996      1995
                               --------- ---------
Impaired loans:
With allowance*                $  46,346 $  63,167
Without allowance                    236     2,577
                               --------- ---------
  Total impaired loans         $  46,582 $  65,744
                               --------- ---------
Average investment             $  56,163 $  83,049
Interest income earned             4,816     7,012
Interest income - cash basis       4,617     6,539
                               --------- ---------

* Represents gross amounts before allowance for mortgage loan losses of $6,848 and $17,701, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

                                       3
================================================================================
                  DEFERRED POLICY ACQUISITION COSTS (DPAC)
================================================================================

     DPAC at December 31, and the components of the change for the years then ended, were as follows:


                                         1996         1995         1994
                                      ---------    ---------    ---------
Balance at January 1                  $ 182,546    $ 910,479    $ 113,116
Deferrals:
 Commissions                             62,760       52,959       44,899
 Other acquisition costs                 54,058       51,743       43,147
Amortization:
 Accretion of interest                   59,810       54,086       47,170
 Operating earnings                     (91,011)     (70,927)     (60,433)
Offset to realized
 (gains) losses                            (676)       4,991       19,812
Effect of net unrealized
 (gains) losses on securities           290,261     (820,785)     702,768
                                      ---------    ---------    ---------
Balance at December 31                $ 557,748    $ 182,546    $ 910,479
                                      ---------    ---------    ---------


                                       4
================================================================================
                                  INCOME TAXES
================================================================================

4.1  TAX-SHARING AGREEMENT

     VALIC, combined with its Separate Accounts, is taxed as a life insurance company. VALIC and the Separate Accounts are included in the consolidated life insurance company tax return of AGC. VALIC participates in a tax-sharing agreement with the other companies included in the consolidated return. Under this agreement, tax payments are made to AGC as if the companies filed separate tax returns and companies incurring operating losses and/or capital losses are reimbursed for the use of these losses by the consolidated return group.

4.2  TAX LIABILITIES

     Components of income tax liabilities and assets at December 31 were as follows:


                                             1996         1995
                                           ---------    ---------
Current tax liabilities (assets)           $  (4,551)   $  10,740
Deferred tax liabilities, applicable to:
 Basis differential of investments           201,122      428,863
 DPAC                                        192,815       61,915
 Other                                         8,025        2,480
                                           ---------    ---------
   Total deferred tax liabilities            401,962      493,258
                                           ---------    ---------
Deferred tax assets, applicable to:
 Policy reserves                            (118,595)    (100,014)
 Basis differential of investments            (6,219)      (7,527)
 Other                                        (7,437)      (9,381)
                                           ---------    ---------
   Total deferred tax assets                (132,251)    (116,922)
                                           ---------    ---------
     Net deferred tax liabilities            269,711      376,336
                                           ---------    ---------
       Total income tax liabilities        $ 265,160    $ 387,076
                                           ---------    ---------

4.3  TAX EXPENSE

     Components of income tax expense were as follows:

                                   1996         1995         1994
                                 ---------    ---------    ---------
Current:
  Federal                        $  99,560    $  99,273    $  52,973
  State                              2,842        3,224        2,368
                                 ---------    ---------    ---------
    Total current income
       tax expense                 102,402      102,497       55,341
                                 ---------    ---------    ---------
Deferred, applicable to:
  DPAC                              29,308       32,174       32,800
  Policy reserves                  (18,581)     (28,780)     (31,085)
  Basis differential of
    investments                      2,754         (786)       7,189
  Other, net                         8,487       (5,385)       5,938
                                 ---------    ---------    ---------
  Total deferred income
    tax expense (benefit)           21,968       (2,777)      14,842
                                 ---------    ---------    ---------
    Income tax expense           $ 124,370    $  99,720    $  70,183
                                 ---------    ---------    ---------

     A reconciliation between the federal income tax rate and the effective tax rate follows:

                                   1996          1995          1994
                                 ---------     ---------     ---------
Federal income tax rate                 35%           35%           35%
Income tax expense at
 applicable rate                 $ 127,679     $ 104,652     $  74,050
Dividends received
 deduction                          (4,935)       (3,883)       (3,392)
Tax-exempt interest (ESOP)          (3,865)       (4,426)       (4,670)
State income taxes                   3,311         2,918         7,051
Other items                          2,180           459        (2,856)
                                 ---------     ---------     ---------
 Income tax expense              $ 124,370     $  99,720     $  70,183
                                 ---------     ---------     ---------

     Federal income taxes paid in 1996, 1995, and 1994 were $114,478, $52,790, and $122,608, respectively. State income taxes paid in 1996, 1995 and 1994 were $3,060, $2,653, and $3,390 respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

                                       5
================================================================================
                                 CAPITAL STOCK
================================================================================

     VALIC has two classes of capital stock: preferred stock ($1.00 par value with 2 million shares authorized) that may be issued with such dividend, liquidation, redemption, conversion, voting, and other rights as the board of directors may determine, and common stock ($1.00 par value, 5 million shares authorized).

     VALIC is restricted by state insurance laws as to the amount it may pay as dividends without prior approval from the Texas Department of Insurance. The maximum dividend payout which may be made without prior approval in 1997 is $205,992.

                                       6
================================================================================
                        DERIVATIVE FINANCIAL INSTRUMENTS
================================================================================

     Derivative financial instruments related to investment securities at December 31, 1996 were as follows:


      Interest rate swap agreements to pay fixed rate
       Notional amount                                        $27,000
       Average receive rate                                      6.88%
       Average pay rate                                          5.61
      Currency swap agreements (receive U.S.$/pay Canadian$)
       Notional amount (in U.S.$)                             $89,535
       Average exchange rate                                     1.56


                                       7
================================================================================
                      FAIR VALUE OF FINANCIAL INSTRUMENTS
================================================================================

     Carrying amounts and fair values for certain of VALIC's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all VALIC's assets and liabilities, and
(2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.


                                                  1996                                 1995
                                       ------------------------------       -----------------------------
                                         FAIR              CARRYING            FAIR            CARRYING
                                         VALUE              AMOUNT             VALUE             AMOUNT
                                       -----------        -----------       -----------       -----------
Assets
 Fixed maturity and equity securities  $20,198,062*       $20,198,062*      $19,817,496*      $19,817,496*
 Mortgage loans on real estate           1,352,994          1,349,855         1,473,598         1,443,817
 Policy loans                              637,870            639,200           567,199           557,637
Liabilities
 Insurance investment contracts         19,753,088         21,067,429        19,883,419        20,146,697
                                       -----------        -----------       -----------       -----------

* Includes derivative financial instruments with negative fair value of $7,872 in 1996 and negative fair value of $1,121 in 1995.

     The following methods and assumptions were used to estimate the fair values of financial instruments.

     FIXED MATURITY AND EQUITY SECURITIES. Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

     MORTGAGE LOANS ON REAL ESTATE. Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS. Fair value of policy loans was estimated using discounted cash flows and actuarially-determined assumptions, incorporating market rates.

     INSURANCE INVESTMENT CONTRACTS. Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

                                       8
================================================================================
                     TRANSACTIONS WITH AFFILIATED COMPANIES
================================================================================

     In the ordinary course of business, VALIC is occasionally involved in transactions with affiliated companies. Transactions involving the purchase or disposal of securities are consummated at the market value of the security on the date of the transaction. Transactions with affiliated companies during each of the three years in the period ended December 31, 1996 were as follows:

     Operating expenses include $17,533 in 1996, $21,173 in 1995, and $23,138 in 1994 for amounts paid to AGC or its subsidiaries primarily for rent, data processing services, use of facilities, and investment expenses. Interest paid on borrowings from AGC totaled $455 in 1996, $1,662 in 1995, and $525 in 1994.

     On November 4, 1982, VALIC invested $11,853 in 13 1/2% Restricted Subordinated Notes due November 4, 2002 issued by AGC. The principal amount of the note is due November 4, 2002. Principal payments of $592 were received on November 4, 1996, 1995, and 1994. VALIC recognized $1,372 in interest income during 1996, $1,452 for 1995, and $1,532 for 1994.

     On December 31, 1984, VALIC entered into a $48,929 note purchase agreement with AGC. Under the agreement AGC issued an adjustable rate promissory note in exchange for VALIC's holdings of AGC preferred stock, common stock, and warrants. The principal amount of the note is due in 20 equal installment payments commencing December 29, 1985 and concluding December 29, 2004. Principal payments of $2,446 were received on December 29, 1996, December 29, 1995, and December 31, 1994. VALIC recognized $1,479, $1,729, and $1,810 of interest income on the note during 1996, 1995, and 1994, respectively.

     On February 14, 1994, VALIC acquired from AGL bonds of various issuers at a cost of $11,268.

     On February 15, 1994, VALIC acquired from AGL bonds of various issuers at a cost of $9,900.

     On September 30, 1995, VALIC received a capital contribution from AGL of electronic data processing equipment with a book value of $1,575 and a related tax liability of $214.

     VALIC paid common stock dividends of $111,000, $31.05 per share; $95,000, $26.57 per share, and $53,000, $14.83 per share, in 1996, 1995, and 1994, respectively.

     On May 15, 1996, VALIC sold SC Financial Corp Mortgage Notes with a book value of $13,000 to American General Life Insurance Company of NY. Proceeds from the sale totaled $13,033 with a profit of $33 recognized on the transaction.

     On December 30, 1996, VALIC received a capital contribution of $75,000 from AGL.

                                       9
================================================================================
                         COMMITMENTS AND CONTINGENCIES
================================================================================

     VALIC is a defendant in various lawsuits arising in the normal course of business. VALIC believes it has valid defenses in these lawsuits and is defending the cases vigorously. VALIC also believes that the total amounts that would ultimately have to be paid arising from these lawsuits would have no material effect on its consolidated financial position.

     All 50 states have laws requiring solvent life insurance companies to pay assessments to state guaranty associations to protect the interests of policyholders of insolvent life insurance companies. State guaranty fund expense included in operating costs and expenses was $2,678, $18,961, and $6,300, for the years ended December 31, 1996, 1995, and 1994, respectively. The accrued liability for anticipated assessments was $13,661, $20,249, and $10,214, at December 31, 1996, 1995, and 1994, respectively. The 1996 liability was estimated by VALIC using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. Although the amount accrued represents VALIC's best estimate of its liability, this estimate may change in the future. Additionally, changes in state laws could decrease the amount recoverable against future premium taxes.

                                       10
================================================================================
                             EMPLOYEE BENEFIT PLANS
================================================================================

10.1 PENSION PLANS

     VALIC participates in several employee benefit plans which together cover substantially all of its employees. One of these plans is a defined benefit plan. Pension benefits under this plan are based on the participant's average monthly compensation and length of credited service. VALIC's funding policy for this plan is to contribute annually no more than the maximum amount that can be deducted for federal income tax purposes.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED

December 31, 1996
--------------------------------------------------------------------------------

10.1 PENSION PLANS - (CONTINUED)

     The components of pension expense and underlying assumptions for the defined benefit plan were as follows:

                                        1996        1995        1994
                                       -------     -------     -------
Service cost (benefits earned)
 during period                         $   917     $   601     $   759
Interest cost on projected
 benefit obligation                        843         635         551
Actual (return) loss on
 plan assets                            (2,785)     (1,249)        414
Amortization of unrecognized
 net asset existing at date of
 initial application                       (23)        (72)        (58)
Amortization of unrecognized
 prior service cost                         44          44          35
Deferral of net asset gain (loss)        2,210         749        (920)
                                       -------     -------     -------
 Total pension expense                 $ 1,206     $   708     $   781
                                       -------     -------     -------
Weighted-average discount rate
 on benefit obligation                    7.50%       7.25%       8.50%
Rate of increase in
 compensation levels                      4.00%       4.00%       4.00%
Expected long-term rate of
 return on plan assets                   10.00%      10.00%      10.00%
                                       -------     -------     -------

     The following table sets forth the funded status and amounts recognized in the Consolidated Balance Sheet at December 31, 1996 and 1995 for VALIC's defined benefit pension plan:


                                                   1996        1995
                                                 --------    --------
Actuarial present value of benefit obligation:
 Vested                                          $  8,265    $  6,983
 Nonvested                                          1,251       1,127
                                                 --------    --------
Accumulated benefit obligation                      9,516       8,110
Effect of increase in compensation levels           2,474       2,219
                                                 --------    --------
Projected benefit obligation                       11,990      10,329
Plan assets at fair value                           9,120       6,406
                                                 --------    --------
Plan assets in excess of projected
 benefit obligation                                (2,870)     (3,923)
Unrecognized net loss                               1,266       2,037
Unrecognized prior service cost                        62         105
Unrecognized net obligation at
 January 1, net of amortization                      --           (23)
                                                 --------    --------
  Net pension liability                          $ (1,542)   $ (1,804)
                                                 --------    --------

     Equity and fixed maturity securities were 60% and 35%, respectively, of the plan's assets at the plan's most recent balance sheet dates. The remaining plan assets consisted primarily of cash equivalents and investment-related receivables.

10.2 POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     VALIC, through American General Corporation, has life, medical, supplemental major medical, and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. VALIC has reserved the right to change or eliminate these benefits at any time.

     The life plans are fully insured; the retiree and medical and dental plans are unfunded and self-insured. Postretirement benefit expense in 1996, 1995, and 1994 was $282, $228, and $281, respectively.

     The plans' combined funded status and the accrued postretirement benefit cost included in other liabilities at December 31 were as follows:


                                                      1996          1995
                                                    ---------     ---------
Actuarial present value of benefit obligations
 Retirees                                           $      21     $     115
 Fully eligible active plan participants                  103            26
 Other active plan participants                         1,479         1,509
                                                    ---------     ---------
Accumulated postretirement
 benefit obligations                                    1,603         1,650
Unrecognized net loss                                     (66)         (393)
Net funding                                               (17)         --
                                                    ---------     ---------
  Accrued benefit cost                              $   1,520     $   1,257
                                                    ---------     ---------
Discount rate on postretirement
 benefit obligations                                     7.50%         7.25%
                                                    ---------     ---------

================================================================================
CHAIRMAN'S LETTER                                            SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


TO OUR PARTICIPANTS:

We are pleased to present the December 31, 1996 Annual Report to Contract Owners for Separate Account A of the Variable Annuity Life Insurance Company. A summary of the change in unit value for each fund and each product series (Portfolio Director 1, Portfolio Director 2, Independence Plus, Group Unit Purchase and Impact) appears on page two.

Economic conditions in 1996 continued the recent pattern of modest growth and low inflation. Gross Domestic Product has been increasing at a 2.5% annual rate, slightly above the level in 1995 and in line with expectations for 1997. Inflation, as measured by the Consumer Price Index, has been reported at 3.3% and is expected to remain at that level through 1997.

The equity markets provided a second year of exceptional returns. The S&P 500(R) recorded a total return of 22.97%. Smaller capitalization stocks returns were lower but still very satisfactory. The Standard & Poor's MidCap 400 Index returned 19.24% and the Russell 2000(R) Index produced 16.49%.

The bond market followed an elliptical pattern declining in the first seven months and rising in the last four months. Yields on the long-term Treasury bond rose from 6.0% at the beginning of the year to 7.2% in July and declined to 6.6% at year end. Bond market returns were less than 3.5%, with coupon returns offsetting a decline in market value.

VALIC's domestic indexed funds provided returns ranging from 15.57% to 21.53%. Managed domestic equity funds' returns varied widely from 3.53% to 22.75%. A large part of the variance was caused by the spread in returns as large capitalization stocks, on balance, outperformed smaller capitalization issues.

In the Morningstar rankings, twelve of VALIC's equity funds were in the top half of their categories. Of those, eight were in the top quartile.

If you have any questions about your contract or this report, we would be happy to hear from you.



                                    Respectfully,




                                    /s/ STEPHEN D. BICKEL
                                    Stephen D. Bickel, Chairman and CEO
                                    The Variable Annuity Life Insurance Company



January 24, 1997










This report is not authorized for distribution as advertising or sales literature. This report is published exclusively for the information of the variable annuity contract owners of the Company in accordance with section 30
(d) of the Investment Company Act of 1940.

"S&P 500(R)" and "Standard & Poor's MidCap 400 Index" are trademarks of Standard & Poor's Corporation (S&P). The Stock Index Fund and MidCap Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the funds. The Russell 2000(R) Index is a trademark / service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

================================================================================
CHAIRMAN'S LETTER - CONTINUED                                SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

  Morningstar, Inc.(1)                                                                                                 One Year
------------------------                                                                                            Total Returns
    Ranking                                                      Portfolio Portfolio Indepen-           Group      For Year Ending
----------------                                                  Director Director   dence              Unit        December 31,
         Percen- Average                                               2       1      Plus    Impact   Purchase  -------------------
Position  tile   Return                                           Division Division Division Division  Division     1996      1995
------------------------------------------------------------------------------------------------------------------------------------
 56/356    84    18.52    AGSPC Stock Index Fund .................... 10C     10C      10C       10D    10A, 10B   21.53%    35.95%
 279/587   52    16.79    AGSPC MidCap Index Fund ...................  -       4        4         4         -      17.61     29.24
 128/249   49    14.57    AGSPC Small Cap Index Fund ................  -      14       14         -         -      15.57     26.39
 347/369    6    13.83    AGSPC International Equities Fund .........  -      11       11         -         -       5.75      9.67

 262/587   55    16.79    AGSPC Growth Fund ......................... 15      15        -         -         -      18.18     46.40
 46/356    87    18.52    AGSPC Growth & Income Fund ................  -      16        -         -         -      22.10     30.55
 69/127    46    18.52    AGSPC Science & Technology Fund ........... 17      17        -         -         -      12.68     60.07
 26/356    93    18.52    AGSPC Social Awareness Fund ............... 12      12       12         -         -      22.75     37.57

 331/416   20    12.33    AGSPC Timed Opportunity Fund ..............  -       5        5         5         -       9.99     23.55
 139/249   44    14.57    Dreyfus Small Cap Portfolio ...............  -      18        -         -         -      15.14     27.78
 360/587   39    16.79    Founders Growth Fund ...................... 30       -        -         -         -      15.35     44.15
 262/356   26    18.52    Neuberger&Berman Guardian Trust ........... 29       -        -         -         -      16.54     30.70

 116/369   69    13.83    Putnam Global Growth Fund ................. 28       -        -         -         -      15.37     13.68
 168/249   33    14.57    Putnam New Opportunities Fund ............. 26       -        -         -         -       9.70     44.87
 207/249   17    14.57    Putnam OTC & Emerging Growth Fund ......... 27       -        -         -         -       3.53     54.45
 132/356   63    18.52    Scudder Growth and Income Fund ............ 21       -        -         -         -      20.63     29.58

 31/416    93    12.33    Templeton Asset Allocation Fund ...........  -      19        -         -         -      17.40     21.02
 92/369    75    13.83    Templeton Foreign Fund .................... 32       -        -         -         -      16.74     10.07
 39/369    89    13.83    Templeton International Fund ..............  -      20        -         -         -      22.50     14.34
 155/249   38    14.57    Twentieth Century Ultra Fund .............. 31       -        -         -         -      12.43     36.23

 74/416    82    12.33    Vanguard/Wellington Fund .................. 25       -        -         -         -      14.69     31.30
 35/356    90    18.52    Vanguard/Windsor II ....................... 24       -        -         -         -      22.56     37.14

 255/295   14     2.86    AGSPC Capital Conservation Fund ...........  -       7        7         1         -       0.75     19.58
 103/143   28     1.50    AGSPC Government Securities Fund ..........  -       8        8         -         -       0.90     16.31
  54/77    30     7.55    AGSPC Intl Government Bond Fund ........... 13      13       13         -         -       3.36     17.63
 77/262    71     3.79    AGSPC Money Market Fund ...................  6       6        6         2         -       3.97      4.51

 280/295    5     2.86    Vanguard Fixed Income Securities Fund -
                             Long-Term Corporate Portfolio .......... 22       -        -         -         -      (0.72)    24.86
 138/143    3     1.50    Vanguard Fixed Income Securities Fund -
                             Long-Term U. S. Treasury Portfolio ..... 23       -        -         -         -      (3.08)    28.51


 (1) SOURCE: Morningstar Variable Annuity/Life Performance Report, January 1997

 The Portfolio Director 1 and 2 rankings shown in this publication indicate the total return rankings of Separate Account A's divisions compared to Morningstar categories for the twelve month period ending 12/31/96. The total returns and rankings displayed show value after all management, administration fees and fund expenses and do not include potential sales charges or maintenance fees, if applicable. For total return information over a longer period, see the Portfolio Director 1 and 2 prospectuses. The performance shown represents past performance. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future returns.

================================================================================
FINANCIAL STATEMENTS                                         SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
December 31, 1996

ASSETS:                                                                                            ALL DIVISIONS
                                                                                                  --------------
Total investment in shares of mutual funds, at market (cost $5,613,414,313) ...................   $6,848,720,710
Balance due from VALIC general account ........................................................        7,839,650
                                                                                                  --------------
NET ASSETS ....................................................................................   $6,856,560,360
                                                                                                  --------------

CONTRACT OWNER RESERVES:
Reserves for redeemable annuity contracts
         (Net of applicable contract loans - partial withdrawals with right of reinvestment) ..   $6,840,617,496
Reserves for annuity contracts on benefit .....................................................       15,942,864
                                                                                                  --------------
TOTAL CONTRACT OWNER RESERVES .................................................................   $6,856,560,360
                                                                                                  ==============



STATEMENT OF OPERATIONS
For the year ended December 31, 1996

INVESTMENT INCOME:                                                                                ALL DIVISIONS
                                                                                                  -------------
Dividends from mutual funds ...................................................................   $  88,556,732
                                                                                                  -------------

EXPENSES:
Mortality and expense risk charge .............................................................      57,564,107
Reimbursement of expenses (Note C) ............................................................        (167,038)
                                                                                                  -------------
         Total expenses .......................................................................      57,397,069
                                                                                                  -------------
NET INVESTMENT INCOME .........................................................................      31,159,663
                                                                                                  -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ..............................................................      96,618,063
Capital gains distributions from mutual funds .................................................     175,625,286
Net unrealized appreciation of investments during the year ....................................     539,282,575
                                                                                                  -------------
  Net realized and unrealized gain on investments .............................................     811,525,924
                                                                                                  -------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................................   $ 842,685,587
                                                                                                  =============


STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:

                                                                                                         ALL DIVISIONS
                                                                                              ----------------------------------
                                                                                                   1996               1995
                                                                                              ---------------    ---------------
OPERATIONS:
Net investment income .....................................................................   $    31,159,663    $    34,191,940
Net realized gain on investments ..........................................................        96,618,063         54,777,042
Capital gains distributions from mutual funds .............................................       175,625,286        110,007,833
Net unrealized appreciation of investments during the year ................................       539,282,575        640,017,922
                                                                                              ---------------    ---------------
  Increase in net assets resulting from operations ........................................       842,685,587        838,994,737
                                                                                              ---------------    ---------------

PRINCIPAL TRANSACTIONS:
Purchase payments .........................................................................     1,307,543,093        820,355,349
Surrenders of accumulation units by terminations, withdrawals, and maintenance fees .......      (210,060,345)      (114,759,722)
Annuity benefit payments ..................................................................        (1,897,648)        (1,588,610)
Amounts transferred from VALIC general account ............................................       647,659,402        220,818,448
                                                                                              ---------------    ---------------
  Increase in net assets resulting from principal transactions ............................     1,743,244,502        924,825,465
                                                                                              ---------------    ---------------
TOTAL INCREASE IN NET ASSETS ..............................................................     2,585,930,089      1,763,820,202

NET ASSETS:
Beginning of year .........................................................................     4,270,630,271      2,506,810,069
                                                                                              ---------------    ---------------
End of year ...............................................................................   $ 6,856,560,360    $ 4,270,630,271
                                                                                              ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS
December 31, 1996


                                                                           AGSPC STOCK INDEX FUND
                                                    ------------------------------------------------------------------
                                                     DIVISION 10A      DIVISION 10B     DIVISION 10C     DIVISION 10D
                                                    --------------    --------------   --------------   --------------
ASSETS:
Investment in shares of mutual funds, at market ... $  378,856,928    $   30,721,138   $1,529,744,413   $   42,481,642
Balance due (to) from VALIC general account .......       (207,899)            4,786          601,957          (10,515)
                                                    --------------    --------------   --------------   --------------
NET ASSETS ........................................ $  378,649,029    $   30,725,924   $1,530,346,370   $   42,471,127
                                                    ==============    ==============   ==============   ==============

CONTRACT OWNER RESERVES:
Reserves for redeemable annuity contracts (Net of
  applicable contract loans - partial withdrawals
  with right of reinvestment) ..................... $  367,264,137    $   29,086,370   $1,529,060,822   $   42,319,960
Reserves for annuity contracts on benefit .........     11,384,892         1,639,554        1,285,548          151,167
                                                    --------------    --------------   --------------   --------------
TOTAL CONTRACT OWNER RESERVES ..................... $  378,649,029    $   30,725,924   $1,530,346,370   $   42,471,127
                                                    ==============    ==============   ==============   ==============


STATEMENTS OF NET ASSETS
December 31, 1996

                                                        AGSPC                                     NEUBERGER&
                                                        TIMED         DREYFUS       FOUNDERS        BERMAN
                                                     OPPORTUNITY     SMALL CAP       GROWTH        GUARDIAN
                                                        FUND         PORTFOLIO        FUND          TRUST
                                                     DIVISION 5     DIVISION 18    DIVISION 30    DIVISION 29
                                                    ------------   ------------   ------------   ------------
ASSETS:
Investment in shares of mutual funds, at market ... $173,145,150   $657,404,003   $ 31,872,619   $  9,144,621
Balance due (to) from VALIC general account .......       84,325        982,056        245,857         58,685
                                                    ------------   ------------   ------------   ------------
NET ASSETS ........................................ $173,229,475   $658,386,059   $ 32,118,476   $  9,203,306
                                                    ============   ============   ============   ============

CONTRACT OWNER RESERVES:
Reserves for redeemable annuity contracts (Net of
  applicable contract loans - partial withdrawals
  with right of reinvestment) ..................... $173,149,425   $658,204,551   $ 32,118,476   $  9,203,306
Reserves for annuity contracts on benefit .........       80,050        181,508             --             --
                                                    ------------   ------------   ------------   ------------
TOTAL CONTRACT OWNER RESERVES ..................... $173,229,475   $658,386,059   $ 32,118,476   $  9,203,306
                                                    ============   ============   ============   ============


STATEMENTS OF NET ASSETS
December 31, 1996

                                                                                                AGSPC
                                                      TWENTIETH    VANGUARD/                   CAPITAL
                                                   CENTURY ULTRA  WELLINGTON     VANGUARD/   CONSERVATION
                                                        FUND          FUND       WINDSOR II     FUND
                                                    DIVISION 31   DIVISION 25   DIVISION 24   DIVISION 1
                                                    -----------   -----------   -----------   -----------
ASSETS:
Investment in shares of mutual funds, at market ... $17,259,437   $25,025,702   $41,436,294   $ 6,488,667
Balance due (to) from VALIC general account .......      58,221       163,816       363,484        13,203
                                                    -----------   -----------   -----------   -----------
NET ASSETS ........................................ $17,317,658   $25,189,518   $41,799,778   $ 6,501,870
                                                    ===========   ===========   ===========   ===========

CONTRACT OWNER RESERVES:
Reserves for redeemable annuity contracts (Net of
  applicable contract loans - partial withdrawals
  with right of reinvestment) ..................... $17,317,658   $25,189,518   $41,799,778   $ 6,497,192
Reserves for annuity contracts on benefit .........          --            --            --         4,678
                                                    -----------   -----------   -----------   -----------
TOTAL CONTRACT OWNER RESERVES ..................... $17,317,658   $25,189,518   $41,799,778   $ 6,501,870
                                                    ===========   ===========   ===========   ===========


SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


    AGSPC               AGSPC               AGSPC                                 AGSPC                AGSPC              AGSPC
    MIDCAP            SMALL CAP         INTERNATIONAL          AGSPC             GROWTH &            SCIENCE &           SOCIAL
    INDEX               INDEX              EQUITIES            GROWTH             INCOME            TECHNOLOGY          AWARENESS
     FUND               FUND                 FUND               FUND               FUND                FUND               FUND
  DIVISION 4         DIVISION 14         DIVISION 11        DIVISION 15         DIVISION 16         DIVISION 17        DIVISION 12
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$  565,680,826     $  184,521,204      $  191,110,175     $  633,819,402      $  171,283,956      $  709,577,919     $  104,772,608
        30,567            (42,882)            116,353          1,296,205             244,249           1,386,245            143,421
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$  565,711,393     $  184,478,322      $  191,226,528     $  635,115,607      $  171,528,205      $  710,964,164     $  104,916,029
==============     ==============      ==============     ==============      ==============      ==============     ==============

$  565,558,770     $  184,473,371      $  191,050,097     $  634,868,931      $  171,510,875      $  710,720,450     $  104,916,029
       152,623              4,951             176,431            246,676              17,330             243,714                  -
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$  565,711,393     $  184,478,322      $  191,226,528     $  635,115,607      $  171,528,205      $  710,964,164     $  104,916,029
==============     ==============      ==============     ==============      ==============      ==============     ==============



     PUTNAM            PUTNAM            PUTNAM OTC &         SCUDDER
     GLOBAL             NEW               EMERGING          GROWTH AND           TEMPLETON           TEMPLETON          TEMPLETON
     GROWTH         OPPORTUNITIES          GROWTH             INCOME          ASSET ALLOCATION        FOREIGN         INTERNATIONAL
      FUND              FUND                FUND               FUND                FUND                FUND               FUND
  DIVISION 28        DIVISION 26         DIVISION 27        DIVISION 21         DIVISION 19         DIVISION 32        DIVISION 20
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$   17,494,577     $   49,812,851      $   43,542,866     $   18,325,255      $  194,271,899      $   39,066,749     $  529,645,484
       114,481            410,128             224,089             98,230             328,988             388,324            378,327
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$   17,609,058     $   50,222,979      $   43,766,955     $   18,423,485      $  194,600,887      $   39,455,073     $  530,023,811
==============     ==============      ==============     ==============      ==============      ==============     ==============

$   17,609,058     $   50,222,979      $   43,766,955     $   18,423,485      $  194,377,876      $   39,455,073     $  529,901,911
             -                  -                   -                  -             223,011                   -            121,900
--------------     --------------      --------------     --------------      --------------      --------------     --------------
$   17,609,058     $   50,222,979      $   43,766,955     $   18,423,485      $  194,600,887      $   39,455,073     $  530,023,811
==============     ==============      ==============     ==============      ==============      ==============     ==============


                                                                                                VANGUARD             VANGUARD
    AGSPC                AGSPC              AGSPC                                             FIXED INCOME         FIXED INCOME
   CAPITAL             GOVERNMENT       INTERNATIONAL                                        SECURITIES FUND -   SECURITIES FUND -
 CONSERVATION          SECURITIES        GOVERNMENT           AGSPC MONEY MARKET FUND         L/T CORPORATE      L/T U.S. TREASURY
     FUND                 FUND            BOND FUND      --------------------------------       PORTFOLIO           PORTFOLIO
  DIVISION 7           DIVISION 8        DIVISION 13       DIVISION 2        DIVISION 6        DIVISION 22         DIVISION 23
--------------      --------------     --------------    --------------    --------------    --------------      --------------
$   55,255,834      $   85,570,274     $  178,021,807    $    4,870,208    $  120,378,551    $    3,528,351      $    4,589,300
        33,645               1,665            150,364             9,293           380,075             2,506            (212,599)
--------------      --------------     --------------    --------------    --------------    --------------      --------------
$   55,289,479      $   85,571,939     $  178,172,171    $    4,879,501    $  120,758,626    $    3,530,857      $    4,376,701
==============      ==============     ==============    ==============    ==============    ==============      ==============

$   55,289,479      $   85,571,939     $  178,161,619    $    4,879,501    $  120,740,347    $    3,530,857      $    4,376,701
             -                   -             10,552                 -            18,279                 -                   -
--------------      --------------     --------------    --------------    --------------    --------------      --------------
$   55,289,479      $   85,571,939     $  178,172,171    $    4,879,501    $  120,758,626    $    3,530,857      $    4,376,701
==============      ==============     ==============    ==============    ==============    ==============      ==============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------





STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                              AGSPC STOCK INDEX FUND
                                                     ------------------------------------------------------------------
                                                      DIVISION 10A     DIVISION 10B      DIVISION 10C     DIVISION 10D
                                                     --------------   --------------    --------------   --------------
INVESTMENT INCOME:
Dividends from mutual funds ......................   $    6,791,052   $      559,035    $   24,619,582   $      775,055
                                                     --------------   --------------    --------------   --------------
EXPENSES:
Mortality and expense risk charge ................        3,604,468          170,656        12,878,174          411,146
Reimbursement of expenses (Note C) ...............             --            (73,695)             --               --
                                                     --------------   --------------    --------------   --------------
   Total expenses ................................        3,604,468           96,961        12,878,174          411,146
                                                     --------------   --------------    --------------   --------------
NET INVESTMENT INCOME (LOSS) .....................        3,186,584          462,074        11,741,408          363,909
                                                     --------------   --------------    --------------   --------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments .................       12,767,086        2,085,848        10,129,542        2,391,364
Capital gains distributions from mutual funds ....        2,739,498          222,372        11,061,404          307,213
Net unrealized appreciation (depreciation)
   of investments during the year ................       51,675,655        3,182,195       222,475,966        4,964,983
                                                     --------------   --------------    --------------   --------------
Net realized and unrealized gain on investments ..       67,182,239        5,490,415       243,666,912        7,663,560
                                                     --------------   --------------    --------------   --------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................   $   70,368,823   $    5,952,489    $  255,408,320   $    8,027,469
                                                     ==============   ==============    ==============   ==============

                                                             AGSPC             AGSPC            AGSPC
                                                            SCIENCE &          SOCIAL           TIMED             DREYFUS
STATEMENTS OF OPERATIONS                                   TECHNOLOGY         AWARENESS       OPPORTUNITY        SMALL CAP
For the year ended December 31, 1996                         FUND               FUND             FUND              PORTFOLIO
                                                           DIVISION 17        DIVISION 12      DIVISION 5        DIVISION 18
                                                          --------------    --------------   --------------    --------------
INVESTMENT INCOME:
Dividends from mutual funds ...........................   $         --      $    1,339,307   $    5,922,604    $    1,224,730
                                                          --------------    --------------   --------------    --------------
EXPENSES:
Mortality and expense risk charge .....................        5,521,307           792,838        1,788,197         6,549,419
Reimbursement of expenses (Note C) ....................             --                --               --                --
                                                          --------------    --------------   --------------    --------------
   Total expenses .....................................        5,521,307           792,838        1,788,197         6,549,419
                                                          --------------    --------------   --------------    --------------
NET INVESTMENT INCOME (LOSS) ..........................       (5,521,307)          546,469        4,134,407        (5,324,689)
                                                          --------------    --------------   --------------    --------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................       20,659,560           778,115        7,668,485         1,994,033
Capital gains distributions from mutual funds .........       32,117,202        10,715,745       18,741,770        19,221,026
Net unrealized appreciation (depreciation)
   of investments during the year .....................       15,569,750         4,483,540      (13,565,417)       56,124,110
                                                          --------------    --------------   --------------    --------------
Net realized and unrealized gain (loss) on investments        68,346,512        15,977,400       12,844,838        77,339,169
                                                          --------------    --------------   --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................   $   62,825,205    $   16,523,869   $   16,979,245    $   72,014,480
                                                          ==============    ==============   ==============    ==============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


   AGSPC            AGSPC            AGSPC                               AGSPC
   MIDCAP          SMALL CAP      INTERNATIONAL       AGSPC             GROWTH &
   INDEX            INDEX           EQUITIES          GROWTH            INCOME
    FUND            FUND             FUND              FUND              FUND
  DIVISION 4      DIVISION 14      DIVISION 11       DIVISION 15        DIVISION 16
--------------   --------------   --------------    --------------    --------------
$    6,776,195   $    2,324,957   $    3,599,021    $    2,128,889    $      799,107
--------------   --------------   --------------    --------------    --------------


     5,262,899        1,687,562        2,007,600         4,407,390         1,201,329
          --               --               --                --                --
     5,262,899        1,687,562        2,007,600         4,407,390         1,201,329
--------------   --------------   --------------    --------------    --------------
     1,513,296          637,395        1,591,421        (2,278,501)         (402,222)
--------------   --------------   --------------    --------------    --------------



    17,436,698        4,544,601       10,405,298           130,878           483,596
    33,690,174       11,216,991        6,021,502        11,891,551         3,131,642

    33,029,566        7,711,563       (6,663,813)       58,161,783        19,205,904
--------------   --------------   --------------    --------------    --------------
    84,156,438       23,473,155        9,762,987        70,184,212        22,821,142
--------------   --------------   --------------    --------------    --------------

$   85,669,734   $   24,110,550   $   11,354,408    $   67,905,711    $   22,418,920
==============   ==============   ==============    ==============    ==============


                    NEUBERGER&         PUTNAM           PUTNAM           PUTNAM OTC &
  FOUNDERS           BERMAN            GLOBAL            NEW              EMERGING
   GROWTH            GUARDIAN          GROWTH         OPPORTUNITIES        GROWTH
   FUND               TRUST             FUND             FUND               FUND
 DIVISION 30*      DIVISION 29*       DIVISION 28*      DIVISION 26*      DIVISION 27*
--------------    --------------    --------------    --------------    --------------

$       31,678    $       33,512    $      386,503    $         --      $       --
--------------    --------------    --------------    --------------    --------------


        74,336            22,319            39,664           113,933           108,371
       (14,593)           (4,401)           (7,712)          (22,122)          (21,011)
--------------    --------------    --------------    --------------    --------------
        59,743            17,918            31,952            91,811            87,360
--------------    --------------    --------------    --------------    --------------
       (28,065)           15,594           354,551           (91,811)           (87,360)
--------------    --------------    --------------    --------------    --------------



          --              10,864             1,237             9,737             9,014
     2,106,129           128,127           765,977           333,297         2,846,114

    (1,697,540)          348,451          (504,554)       (1,619,779)       (4,620,592)
--------------    --------------    --------------    --------------    --------------
       408,589           487,442           262,660        (1,276,745)       (1,765,464)
--------------    --------------    --------------    --------------    --------------

$      380,524    $      503,036    $      617,211    $   (1,368,556)   $   (1,852,824)
==============    ==============    ==============    ==============    ==============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996



                                                              SCUDDER
                                                             GROWTH AND         TEMPLETON         TEMPLETON
                                                              INCOME         ASSET ALLOCATION      FOREIGN
                                                                FUND              FUND               FUND
                                                             DIVISION 21*      DIVISION 19        DIVISION 32*
                                                          ----------------   ----------------   ----------------
INVESTMENT INCOME: ....................................   $        158,744   $      3,271,039   $        550,688
Dividends from mutual funds ...........................               --

EXPENSES:
Mortality and expense risk charge .....................             38,490          1,812,817             84,678
Reimbursement of expenses (Note C) ....................               --                 --              (16,623)
   Total expenses .....................................             38,490          1,812,817             68,055
NET INVESTMENT INCOME (LOSS) ..........................            120,254          1,458,222            482,633

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................             22,419            430,651                125
Capital gains distributions from mutual funds .........            607,596          2,566,073            285,587
Net unrealized appreciation (depreciation)
   of investments during the year .....................             84,718         19,843,521          1,121,790
Net realized and unrealized gain on investments .......            714,733         22,840,245          1,407,502
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..........................   $        834,987   $     24,298,467   $      1,890,135
                                                          ================   ================   ================

STATEMENTS OF OPERATIONS
For the year ended December 31, 1996

                                                                                                      AGSPC
                                                                                                     GOVERNMENT
                                                               AGSPC CAPITAL CONSERVATION FUND      SECURITIES
                                                               --------------------------------        FUND
                                                                 DIVISION 1       DIVISION 7         DIVISION 8
                                                               --------------    --------------    --------------
INVESTMENT INCOME:
Dividends from mutual funds ................................   $      454,827    $    3,599,885    $    4,872,690
                                                               --------------    --------------    --------------
EXPENSES:
Mortality and expense risk charge ..........................           69,783           545,929           795,753
Reimbursement of expenses (Note C) .........................             --                --                --
   Total expenses ..........................................           69,783           545,929           795,753
                                                               --------------    --------------    --------------
NET INVESTMENT INCOME ......................................          385,044         3,053,956         4,076,937
                                                               --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments ....................           60,355          (425,696)         (378,294)
Capital gains distributions from mutual funds ..............             --                --                --
Net unrealized appreciation (depreciation)
   of investments during the year ..........................         (428,426)       (2,170,354)       (2,658,037)
                                                               --------------    --------------    --------------
Net realized and unrealized gain (loss) on investments .....         (368,071)       (2,596,050)       (3,036,331)
                                                               --------------    --------------    --------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...............................   $       16,973    $      457,906    $    1,040,606
                                                               ==============    ==============    ==============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

   TEMPLETON         TWENTIETH        VANGUARD/
 INTERNATIONAL     CENTURY ULTRA     WELLINGTON         VANGUARD/
    FUND              FUND              FUND            WINDSOR II
 DIVISION 20       DIVISION 31*      DIVISION 25*      DIVISION 24*
--------------    --------------    --------------    --------------
$    4,540,296    $         --      $      379,677    $      576,345
--------------    --------------    --------------    --------------


     4,934,897            43,940            53,077            88,288
          --              (6,881)             --                --
--------------    --------------    --------------    --------------
     4,934,897            37,059            53,077            88,288
--------------    --------------    --------------    --------------
      (394,601)          (37,059)          326,600           488,057
--------------    --------------    --------------    --------------

     3,551,468            18,993              --              11,774
     1,324,253           884,238           818,129         1,554,790
--------------    --------------    --------------    --------------

    78,888,709          (659,907)         (444,072)         (217,368)
--------------    --------------    --------------    --------------
    83,764,430           243,324           374,057         1,349,196
--------------    --------------    --------------    --------------

$   83,369,829    $      206,265    $      700,657    $    1,837,253
==============    ==============    ==============    ==============

                                                       VANGUARD             VANGUARD
  AGSPC                                             FIXED INCOME         FIXED INCOME
INTERNATIONAL                                       SECURITIES FUND-     SECURITIES FUND-
 GOVERNMENT          AGSPC MONEY MARKET FUND         L/T CORPORATE      L/T U.S. TREASURY
  BOND FUND       -------------------------------     PORTFOLIO             PORTFOLIO
 DIVISION 13        DIVISION 2       DIVISION 6       DIVISION 22*         DIVISION 23*
--------------    --------------   --------------   ----------------    ----------------
$    8,037,534    $      272,228   $    4,429,817   $         44,221    $         57,514
--------------    --------------   --------------   ----------------    ----------------


     1,475,858            55,691          904,012              8,054              11,232
          --                --               --                 --                  --
--------------    --------------   --------------   ----------------    ----------------
     1,475,858            55,691          904,012              8,054              11,232
--------------    --------------   --------------   ----------------    ----------------
     6,561,676           216,537        3,525,805             36,167              46,282
--------------    --------------   --------------   ----------------    ----------------

     1,815,703              --               --                2,260               2,349
       295,588              --               --               31,298                --

    (2,362,017)             --               --              (11,407)             33,654
--------------    --------------   --------------   ----------------    ----------------
      (250,726)             --               --               22,151              36,003
--------------    --------------   --------------   ----------------    ----------------

$    6,310,950    $      216,537   $    3,525,805   $         58,318    $         82,285
==============    ==============   ==============   ================    ================

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:



                                                                                             AGSPC STOCK INDEX FUND
                                                                    ---------------------------------------------------------------
                                                                           DIVISION 10A                          DIVISION 10B
                                                                   ------------------------------    ------------------------------
                                                                      1996             1995             1996             1995
                                                                   -------------    -------------    -------------    -------------
OPERATIONS:
Net investment income ..........................................   $   3,186,584    $   3,760,733    $     462,074    $     493,423
Net realized gain on investments ...............................      12,767,086        5,349,737        2,085,848          631,222
Capital gains distributions from mutual funds ..................       2,739,498        6,875,040          222,372          570,166
Net unrealized appreciation
   of investments during the year ..............................      51,675,655       78,996,842        3,182,195        6,528,773
                                                                   -------------    -------------    -------------    -------------
     Increase in net assets resulting from operations ..........      70,368,823       94,982,352        5,952,489        8,223,584
                                                                   -------------    -------------    -------------    -------------

PRINCIPAL TRANSACTIONS:
Purchase payments ..............................................       4,265,439        5,033,111          501,306          574,384
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ...........................     (22,309,652)     (16,541,542)      (2,364,484)      (1,698,590)
Annuity benefit payments .......................................      (1,401,028)      (1,296,973)        (250,350)        (218,489)
Amounts transferred (to) from VALIC general account ............     (13,443,730)     (23,599,151)      (1,406,730)      (2,885,564)
                                                                   -------------    -------------    -------------    -------------
     Increase (decrease) in net assets
       resulting from principal transactions ...................     (32,888,971)     (36,404,555)      (3,520,258)      (4,228,259)
                                                                   -------------    -------------    -------------    -------------
TOTAL INCREASE IN NET ASSETS ...................................      37,479,852       58,577,797        2,432,231        3,995,325

NET ASSETS:
Beginning of year ..............................................     341,169,177      282,591,380       28,293,693       24,298,368
                                                                   -------------    -------------    -------------    -------------
End of year ....................................................   $ 378,649,029    $ 341,169,177    $  30,725,924    $  28,293,693
                                                                   =============    =============    =============    =============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ...........................      29,995,363       33,814,520        1,560,525        1,836,094
Purchase payments ..............................................         323,038          497,922           26,729           39,513
Surrenders .....................................................      (1,822,126)      (1,718,657)        (123,291)        (110,735)
Transfers - interdivision and (to) from VALIC general account ..      (1,116,886)      (2,598,422)         (83,562)        (204,347)
                                                                   -------------    -------------    -------------    -------------
Accumulation units end of year .................................      27,379,389       29,995,363        1,380,401        1,560,525
                                                                   =============    =============    =============    =============

                                                                           DECEMBER 31:                    DECEMBER 31:
                                                                   ----------------------------    ----------------------------
                                                                      1996            1995              1996          1995
                                                                   -------------   ------------    -------------   ------------
Accumulation unit value........................................    $   13.413891   $  11.036946    $   21.070956   $  17.221812
                                                                   =============   ============    =============   ============
Annuity unit value assuming a 3.5% discount factor.............    $    3.873132   $   3.298369    $    5.173716   $   4.376632
                                                                   =============   ============    =============   ============



SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                             SEPARATE ACCOUNT A
--------------------------------------------------------------------------------



                         AGSPC STOCK INDEX FUND
------------------------------------------------------------------------
           DIVISION 10C                          DIVISION 10D
----------------------------------    ----------------------------------
    1996               1995               1996               1995
---------------    ---------------    ---------------    ---------------
$    11,741,408    $    10,698,331    $       363,909    $       472,763
     10,129,542         10,775,457          2,391,364          1,335,894
     11,061,404         21,483,819            307,213            831,333

    222,475,966        221,238,425          4,964,983          9,456,579
---------------    ---------------    ---------------    ---------------
    255,408,320        264,196,032          8,027,469         12,096,569
---------------    ---------------    ---------------    ---------------


    210,185,191        155,833,642          1,004,698          1,280,197

    (49,624,470)       (30,060,583)        (2,219,367)        (2,417,823)
        (61,625)           (29,665)           (10,433)            (5,520)
     47,055,243        (42,300,802)        (5,536,446)        (7,115,532)
---------------    ---------------    ---------------    ---------------

    207,554,339         83,442,592         (6,761,548)        (8,258,678)
---------------    ---------------    ---------------    ---------------
    462,962,659        347,638,624          1,265,921          3,837,891


  1,067,383,711        719,745,087         41,205,206         37,367,315
---------------    ---------------    ---------------    ---------------
$ 1,530,346,370    $ 1,067,383,711    $    42,471,127    $    41,205,206
===============    ===============    ===============    ===============


    455,255,243        416,234,288          9,885,873         12,207,684
     80,768,570         76,950,994            231,458            341,405
    (18,096,464)       (14,254,441)          (486,940)          (663,263)
     18,879,616        (23,675,598)        (1,248,687)        (1,999,953)
---------------    ---------------    ---------------    ---------------
    536,806,965        455,255,243          8,381,704          9,885,873
===============    ===============    ===============    ===============

            DECEMBER 31:                         DECEMBER 31:
----------------------------------    ----------------------------------
     1996               1995               1996               1995
---------------    ---------------    ---------------    ---------------
$      2.848437    $      2.343900    $      5.049088    $      4.155057
===============    ===============    ===============    ===============
$      2.085358    $      1.776053    $      3.032347    $      2.582770
===============    ===============    ===============    ===============

                                                      AGSPC
              AGSPC                                 SMALL CAP
        MIDCAP INDEX FUND                          INDEX FUND
----------------------------------    ----------------------------------
             DIVISION 4                            DIVISION 14
----------------------------------    ----------------------------------
    1996               1995               1996               1995
---------------    ---------------    ---------------    ---------------
$     1,513,296    $     2,391,702    $       637,395    $       563,294
     17,436,698         10,603,188          4,544,601          2,963,270
     33,690,174         17,377,938         11,216,991          2,945,819

     33,029,566         76,322,743          7,711,563         24,766,420
---------------    ---------------    ---------------    ---------------
     85,669,734        106,695,571         24,110,550         31,238,803
---------------    ---------------    ---------------    ---------------


     76,583,041         87,946,264         31,004,229         40,608,391

    (21,727,656)       (15,264,152)        (7,478,000)        (4,632,557)
        (19,036)           (16,844)              (563)            (3,022)
    (55,201,966)       (69,269,652)       (15,148,966)       (38,506,364)
---------------    ---------------    ---------------    ---------------

       (365,617)         3,395,616          8,376,700         (2,533,552)
---------------    ---------------    ---------------    ---------------
     85,304,117        110,091,187         32,487,250         28,705,251


    480,407,276        370,316,089        151,991,072        123,285,821
---------------    ---------------    ---------------    ---------------
$   565,711,393    $   480,407,276    $   184,478,322    $   151,991,072
===============    ===============    ===============    ===============


    172,613,690        171,442,018         98,335,995        100,383,839
     25,301,831         35,874,094         18,844,484         30,141,511
     (7,030,990)        (5,995,776)        (4,305,572)        (3,356,851)
    (18,067,553)       (28,706,646)        (9,554,065)       (28,832,504)
---------------    ---------------    ---------------    ---------------
    172,816,978        172,613,690        103,320,842         98,335,995
===============    ===============    ===============    ===============

            DECEMBER 31:                         DECEMBER 31:
----------------------------------    ----------------------------------
     1996               1995               1996               1995
---------------    ---------------    ---------------    ---------------
$      3.272588    $      2.782677    $      1.785442    $      1.544896
===============    ===============    ===============    ===============
$      2.044683    $      1.799452    $      1.520786    $      1.361960
===============    ===============    ===============    ===============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:


                                                                               AGSPC
                                                                      INTERNATIONAL EQUITIES                      AGSPC
                                                                               FUND                            GROWTH FUND
                                                                            DIVISION 11                         DIVISION 15
                                                                   ------------------------------    ------------------------------
                                                                        1996             1995             1996             1995
                                                                   -------------    -------------    -------------    -------------
OPERATIONS:
Net investment income (loss) ...................................   $   1,591,421    $   1,304,847    $  (2,278,501)   $    (869,578)
Net realized gain on investments ...............................      10,405,298       13,215,875          130,878            8,587
Capital gains distributions from mutual funds ..................       6,021,502        4,363,325       11,891,551        3,650,399
Net unrealized appreciation (depreciation)
   of investments during the year ..............................      (6,663,813)        (725,229)      58,161,783       39,103,633
                                                                   -------------    -------------    -------------    -------------
     Increase in net assets resulting from operations ..........      11,354,408       18,158,818       67,905,711       41,893,041
                                                                   -------------    -------------    -------------    -------------

PRINCIPAL TRANSACTIONS:
Purchase payments ..............................................      34,022,917       52,726,233      164,255,730       58,223,803
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ...........................      (8,616,063)      (6,722,321)     (10,378,550)      (1,776,523)
Annuity benefit payments .......................................         (13,432)          (5,870)         (38,688)            --
Amounts transferred (to) from VALIC general account ............     (45,208,742)     (63,364,477)     172,227,639      109,893,422
                                                                   -------------    -------------    -------------    -------------
     Increase (decrease) in net assets
       resulting from principal transactions ...................     (19,815,320)     (17,366,435)     326,066,131      166,340,702
                                                                   -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................      (8,460,912)         792,383      393,971,842      208,233,743

NET ASSETS:
Beginning of year ..............................................     199,687,440      198,895,057      241,143,765       32,910,022
                                                                   -------------    -------------    -------------    -------------
End of year ....................................................   $ 191,226,528    $ 199,687,440    $ 635,115,607    $ 241,143,765
                                                                   =============    =============    =============    =============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ...........................     172,564,018      187,749,916      164,417,848       32,633,370
Purchase payments ..............................................      28,526,458       49,402,081      101,043,809       45,984,606
Surrenders .....................................................      (7,207,422)      (6,214,230)      (5,693,969)      (1,266,891)
Transfers - interdivision and (to) from VALIC general account ..     (37,656,740)     (58,373,749)     106,504,821       87,066,763
                                                                   -------------    -------------    -------------    -------------
Accumulation units end of year .................................     156,226,314      172,564,018      366,272,509      164,417,848
                                                                   =============    =============    =============    =============


                                                                             DECEMBER 31:                  DECEMBER 31:
                                                                   ------------------------------     -----------------------------
                                                                        1996            1995              1996             1995
                                                                   -------------    -------------     ------------     ------------
Accumulation unit value ........................................   $    1.222906    $    1.156454     $   1.733324     $   1.466652
                                                                   =============    =============     ============     ============
Annuity unit value assuming a 3.5% discount factor .............   $    0.953246    $    0.933003     $   1.580931     $   1.384532
                                                                   =============    =============     ============     ============



SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

                                                                                                                  AGSPC
             AGSPC                            AGSPC                            AGSPC                        TIMED OPPORTUNITY
     GROWTH & INCOME FUND             SCIENCE & TECHNOLOGY FUND        SOCIAL AWARENESS FUND                      FUND
------------------------------    ------------------------------   ------------------------------    ------------------------------
          DIVISION 16                      DIVISION 17                      DIVISION 12                        DIVISION 5
------------------------------    ------------------------------   ------------------------------    ------------------------------
    1996             1995             1996             1995            1996             1995             1996             1995
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
$    (402,222)   $     (75,425)   $  (5,521,307)   $  (1,432,122)  $     546,469    $     599,922    $   4,134,407    $   5,452,120
      483,596           19,953       20,659,560        6,545,968         778,115          371,169        7,668,485        2,006,917
    3,131,642          472,785       32,117,202       37,380,606      10,715,745        3,609,468       18,741,770        3,186,462

   19,205,904        8,794,032       15,569,750       41,310,631       4,483,540       10,227,915      (13,565,417)      26,710,438
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
   22,418,920        9,211,345       62,825,205       83,805,083      16,523,869       14,808,474       16,979,245       37,355,937
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------


   41,180,652       17,507,504      181,422,903       93,027,877      18,543,307       10,849,944       15,126,160       20,940,181

   (2,962,157)        (641,935)     (14,164,178)      (3,055,711)     (3,798,307)      (1,516,923)     (11,037,733)      (7,824,702)
       (1,598)            --            (40,073)            (824)           --               --             (7,329)          (6,591)
   43,756,812       28,680,150      105,706,951      147,758,969      13,547,350       (2,864,774)     (30,784,573)     (42,300,580)
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------

   81,973,709       45,545,719      272,925,603      237,730,311      28,292,350        6,468,247      (26,703,475)     (29,191,692)
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
  104,392,629       54,757,064      335,750,808      321,535,394      44,816,219       21,276,721       (9,724,230)       8,164,245


   67,135,576       12,378,512      375,213,356       53,677,962      60,099,810       38,823,089      182,953,705      174,789,460
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
$ 171,528,205    $  67,135,576    $ 710,964,164    $ 375,213,356   $ 104,916,029    $  60,099,810    $ 173,229,475    $ 182,953,705
=============    =============    =============    =============   =============    =============    =============    =============


   51,779,089       12,386,602      187,862,232       42,726,137      32,750,120       29,015,764       75,851,431       89,377,860
   28,095,895       14,980,745       84,389,312       54,428,033       9,143,695        6,860,477        6,003,535        9,806,864
   (1,842,881)        (455,265)      (6,049,987)      (1,584,330)     (1,827,332)        (929,671)      (4,376,494)      (3,569,040)
   30,309,532       24,867,007       49,608,089       92,292,392       6,507,533       (2,196,450)     (12,185,855)     (19,764,253)
-------------    -------------    -------------    -------------   -------------    -------------    -------------    -------------
  108,341,635       51,779,089      315,809,646      187,862,232      46,574,016       32,750,120       65,292,617       75,851,431
=============    =============    =============    =============   =============    =============    =============    =============


         DECEMBER 31:                     DECEMBER 31:                     DECEMBER 31:                      DECEMBER 31:
------------------------------    ------------------------------   ------------------------------    ------------------------------
    1996             1995             1996             1995            1996             1995             1996            1995
-------------    -------------    -------------    -------------   -------------    -------------    ------------     -------------
$    1.583056    $    1.296577    $    2.250471    $    1.997175   $    2.252673    $    1.835102    $    2.651899    $    2.411022
=============    =============    =============    =============   =============    =============    =============    =============
$    1.443874    $    1.223980    $    2.052612    $    1.885352   $    1.755941    $    1.480522    $    1.680570    $    1.581407
=============    =============    =============    =============   =============    =============    =============    =============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:

                                                                                                          FOUNDERS
                                                                                                           GROWTH
                                                                      DREYFUS SMALL CAP PORTFOLIO           FUND
                                                                     ------------------------------     -------------
                                                                              DIVISION 18                DIVISION 30
                                                                     ------------------------------     -------------
                                                                         1996             1995              1996*
                                                                     -------------    -------------     -------------
OPERATIONS:
Net investment income (loss) .....................................   $  (5,324,689)   $  (1,441,343)    $     (28,065)
Net realized gain on investments .................................       1,994,033           26,776              --
Capital gains distributions from mutual funds ....................      19,221,026        6,796,184         2,106,129
Net unrealized appreciation (depreciation)
   of investments during the year ................................      56,124,110       47,179,100        (1,697,540)
                                                                     -------------    -------------     -------------
     Increase (decrease) in net assets resulting from operations .      72,014,480       52,560,717           380,524
                                                                     -------------    -------------     -------------

PRINCIPAL TRANSACTIONS:
Purchase payments ................................................     168,538,535       96,201,687         8,595,522
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees .............................     (13,795,343)      (3,867,838)          (36,494)
Annuity benefit payments .........................................          (8,413)            (915)             --
Amounts transferred (to) from VALIC general account ..............      74,732,906      122,606,635        23,178,924
                                                                     -------------    -------------     -------------
     Increase in net assets
       resulting from principal transactions .....................     229,467,685      214,939,569        31,737,952
                                                                     -------------    -------------     -------------
TOTAL INCREASE IN NET ASSETS .....................................     301,482,165      267,500,286        32,118,476

NET ASSETS:
Beginning of year ................................................     356,903,894       89,403,608              --
                                                                                      -------------     -------------
End of year ......................................................   $ 658,386,059    $ 356,903,894     $  32,118,476
                                                                     =============    =============     =============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year .............................     267,735,219       85,169,871              --
Purchase payments ................................................     117,376,109       80,950,706         9,274,157
Surrenders .......................................................      (8,756,141)      (2,954,777)          (32,596)
Transfers - interdivision and (to) from VALIC general account ....      52,528,063      104,569,419        21,955,903
                                                                     -------------    -------------     -------------
Accumulation units end of year ...................................     428,883,250      267,735,219        31,197,464
                                                                     =============    =============     =============

                                                                 DECEMBER 31:            DECEMBER 31,
                                                          ---------------------------   ------------
                                                              1996           1995           1996
                                                          ------------   ------------   ------------
Accumulation unit value ...............................   $   1.534694   $   1.332904   $   1.029522
                                                          ============   ============   ============
Annuity unit value assuming a 3.5% discount factor ....   $   1.409551   $   1.267071   $   1.011867
                                                          ============   ============   ============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

                                                           PUTNAM
                      PUTNAM            PUTNAM              OTC &            SCUDDER
                      GLOBAL             NEW               EMERGING        GROWTH AND
NEUBERGER&BERMAN       GROWTH         OPPORTUNITIES         GROWTH           INCOME
 GUARDIAN TRUST        FUND               FUND               FUND             FUND
  DIVISION 29       DIVISION 28        DIVISION 26        DIVISION 27      DIVISION 21
--------------    --------------    --------------    --------------    --------------
    1996*              1996*              1996*            1996*              1996*
--------------    --------------    --------------    --------------    --------------
$       15,594    $      354,551    $      (91,811)   $      (87,360)   $      120,254
        10,864             1,237             9,737             9,014            22,419
       128,127           765,977           333,297         2,846,114           607,596

       348,451          (504,554)       (1,619,779)       (4,620,592)           84,718
--------------    --------------    --------------    --------------    --------------
       503,036           617,211        (1,368,556)       (1,852,824)          834,987
--------------    --------------    --------------    --------------    --------------


     2,108,685         3,174,282        11,510,093        11,571,920         4,643,308

       (21,439)          (15,952)          (87,148)          (77,988)          (23,004)
          --                --                --                --                --
     6,613,024        13,833,517        40,168,590        34,125,847        12,968,194
--------------    --------------    --------------    --------------    --------------

     8,700,270        16,991,847        51,591,535        45,619,779        17,588,498
--------------    --------------    --------------    --------------    --------------
     9,203,306        17,609,058        50,222,979        43,766,955        18,423,485
          --                --                --                --                --
--------------    --------------    --------------    --------------    --------------
$    9,203,306    $   17,609,058    $   50,222,979    $   43,766,955    $   18,423,485
==============    ==============    ==============    ==============    ==============
          --                --                --                --                --
     2,109,025         3,377,941        13,342,250        13,681,504         4,726,075
       (19,267)          (16,466)          (87,502)          (82,877)          (21,254)
     6,121,834        13,287,125        39,746,951        35,304,201        11,819,225
--------------    --------------    --------------    --------------    --------------
     8,211,592        16,648,600        53,001,699        48,902,828        16,524,046
==============    ==============    ==============    ==============    ==============

 December 31,      December 31,      December 31,      December 31,      December 31,
     1996              1996              1996              1996              1996
--------------    --------------    --------------    --------------    --------------
$     1.120770    $     1.057690    $     0.947573    $     0.894978    $     1.114950
==============    ==============    ==============    ==============    ==============
$     1.101550    $     1.039552    $     0.931324    $     0.879630    $     1.095830
==============    ==============    ==============    ==============    ==============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:



                                                                                                         TEMPLETON
                                                                          TEMPLETON ASSET                 FOREIGN
                                                                            ALLOCATION FUND                FUND
                                                                    ------------------------------     -------------
                                                                              DIVISION 19               DIVISION 32
                                                                    ------------------------------     -------------
                                                                        1996             1995              1996*
                                                                    -------------    -------------     -------------
OPERATIONS:
Net investment income (loss) ....................................   $   1,458,222    $     360,608     $     482,633
Net realized gain on investments ................................         430,651           87,754               125
Capital gains distributions from mutual funds ...................       2,566,073             --             285,587
Net unrealized appreciation (depreciation)
   of investments during the year ...............................      19,843,521       11,935,576         1,121,790
                                                                    -------------    -------------     -------------
     Increase in net assets resulting from operations ...........      24,298,467       12,383,938         1,890,135
                                                                    -------------    -------------     -------------

PRINCIPAL TRANSACTIONS:
Purchase payments ...............................................      46,026,342       26,412,918         9,386,263
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ............................      (3,839,217)      (1,156,891)         (122,577)
Annuity benefit payments ........................................         (39,584)          (1,361)             --
Amounts transferred (to) from VALIC general account .............      33,529,527       24,133,475        28,301,252
                                                                    -------------    -------------     -------------
     Increase in net assets
       resulting from principal transactions ....................      75,677,068       49,388,141        37,564,938
                                                                    -------------    -------------     -------------
TOTAL INCREASE IN NET ASSETS ....................................      99,975,535       61,772,079        39,455,073

NET ASSETS:
Beginning of year ...............................................      94,625,352       32,853,273              --
                                                                    -------------    -------------     -------------
End of year .....................................................   $ 194,600,887    $  94,625,352     $  39,455,073
                                                                    =============    =============     =============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ............................      78,494,505       32,807,602              --
Purchase payments ...............................................      35,369,271       24,212,805        10,156,940
Surrenders ......................................................      (2,676,756)        (964,768)         (116,295)
Transfers - interdivision and (to) from VALIC general account ...      26,197,650       22,438,866        26,631,183
                                                                    =============    =============     =============
Accumulation units end of year ..................................     137,384,670       78,494,505        36,671,828
                                                                    =============    =============     =============

                                                                            DECEMBER 31:               DECEMBER 31,
                                                                     -----------------------------     -------------
                                                                         1996             1995             1996
                                                                     ------------    -------------     -------------
Accumulation unit value ........................................... $    1.414844    $    1.205181     $    1.075896
                                                                    =============    =============     =============
Annuity unit value assuming a 3.5% discount factor ...............  $    1.299474    $    1.145656     $    1.057446
                                                                    =============    =============     =============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                                                              SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

                                    TWENTIETH
                                     CENTURY          VANGUARD/
                                      ULTRA          WELLINGTON          VANGUARD/
 TEMPLETON INTERNATIONAL FUND          FUND             FUND            WINDSOR II
------------------------------    -------------     -------------     -------------
          DIVISION 20              DIVISION 31       DIVISION 25       DIVISION 24
------------------------------    -------------     -------------     -------------
     1996             1995             1996*             1996*             1996*
-------------    -------------    -------------     -------------     -------------
$    (394,601)   $  (1,169,628)   $     (37,059)    $     326,600     $     488,057
    3,551,468           25,628           18,993              --              11,774
    1,324,253          350,470          884,238           818,129         1,554,790

   78,888,709       23,406,038         (659,907)         (444,072)         (217,368)
-------------    -------------    -------------     -------------     -------------
   83,369,829       22,612,508          206,265           700,657         1,837,253
-------------    -------------    -------------     -------------     -------------


  121,376,573       69,120,243        4,513,492         7,042,246        10,178,409

   (9,699,818)      (2,577,387)         (29,941)          (12,075)         (103,527)
       (3,367)            (463)            --                --                --
   84,599,243       89,125,401       12,627,842        17,458,690        29,887,643
-------------    -------------    -------------     -------------     -------------

  196,272,631      155,667,794       17,111,393        24,488,861        39,962,525
-------------    -------------    -------------     -------------     -------------
  279,642,460      178,280,302       17,317,658        25,189,518        41,799,778


  250,381,351       72,101,049             --                --                --
-------------    -------------    -------------     -------------     -------------
$ 530,023,811    $ 250,381,351    $  17,317,658     $  25,189,518     $  41,799,778
=============    =============    =============     =============     =============


  219,124,926       71,716,511             --                --                --
   97,229,761       65,697,216        4,747,541         7,335,077        10,359,662
   (7,187,616)      (2,198,909)         (27,374)          (12,748)          (91,924)
   69,414,878       83,910,108       11,933,909        15,544,305        27,025,023
-------------    -------------    -------------     -------------     -------------
  378,581,949      219,124,926       16,654,076        22,866,634        37,292,761
=============    =============    =============     =============     =============

         DECEMBER 31:
------------------------------     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
     1996             1995             1996              1996              1996
-------------    -------------    -------------     -------------     -------------
$    1.399702    $    1.142586    $    1.039845     $    1.101584     $    1.120855
=============    =============    =============     =============     =============
$    1.285567    $    1.086152    $    1.022013     $    1.082693     $    1.101634
=============    =============    =============     =============     =============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:

                                                                            AGSPC                           AGSPC
                                                                    CAPITAL CONSERVATION            CAPITAL CONSERVATION
                                                                            FUND                            FUND
                                                                ----------------------------    ----------------------------
                                                                         DIVISION 1                       DIVISION 7
                                                                ----------------------------    ----------------------------
                                                                    1996            1995            1996            1995
                                                                ------------    ------------    ------------    ------------
OPERATIONS:
Net investment income ......................................... $    385,044    $    449,111    $  3,053,956    $  2,607,547
Net realized gain (loss) on investments .......................       60,355          65,122        (425,696)       (138,616)
Capital gains distributions from mutual funds .................         --              --              --              --
Net unrealized appreciation (depreciation)
   of investments during the year .............................     (428,426)        906,759      (2,170,354)      5,643,853
                                                                ------------    ------------    ------------    ------------
     Increase in net assets resulting from operations .........       16,973       1,420,992         457,906       8,112,784
                                                                ------------    ------------    ------------    ------------

PRINCIPAL TRANSACTIONS:
Purchase payments .............................................      280,092         286,600      10,990,401      10,464,260
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ..........................     (624,478)       (623,792)     (2,515,394)     (1,972,220)
Annuity benefit payments ......................................         (512)           (499)           --              --
Amounts transferred (to) from VALIC general account ...........     (953,654)     (1,306,120)     (7,231,500)     (3,821,311)
                                                                ------------    ------------    ------------    ------------
     Increase (decrease) in net assets
       resulting from principal transactions ..................   (1,298,552)     (1,643,811)      1,243,507       4,670,729
                                                                ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......................   (1,281,579)       (222,819)      1,701,413      12,783,513

NET ASSETS:
Beginning of year .............................................    7,783,449       8,006,268      53,588,066      40,804,553
                                                                ------------    ------------    ------------    ------------
End of year ................................................... $  6,501,870    $  7,783,449    $ 55,289,479    $ 53,588,066
                                                                ============    ============    ============    ============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ..........................    2,402,085       2,953,861      29,573,808      26,859,219
Purchase payments .............................................       87,169          96,297       6,098,740       6,253,935
Surrenders ....................................................     (196,821)       (207,008)     (1,343,357)     (1,058,493)
Transfers - interdivision and (to) from VALIC
  general account . ...........................................     (300,897)       (441,065)     (4,042,697)     (2,480,853)
                                                                ------------    ------------    ------------    ------------
Accumulation units end of year ................................    1,991,536       2,402,085      30,286,494      29,573,808
                                                                ============    ============    ============    ============

                                                                        DECEMBER 31:                     DECEMBER 31:
                                                                ----------------------------    ----------------------------
                                                                    1996            1995            1996            1995
                                                                ------------    ------------    ------------    ------------
Accumulation unit value ....................................... $   3.262402    $   3.238370    $   1.825549    $   1.812011
                                                                ============    ============    ============    ============
Annuity unit value assuming a 3.5% discount factor ............ $   1.794552    $   1.843690    $   1.255251    $   1.289558
                                                                ============    ============    ============    ============


SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

             AGSPC                            AGSPC
     GOVERNMENT SECURITIES           INTERNATIONAL GOVERNMENT                                   AGSPC
             FUND                            BOND FUND                                     MONEY MARKET FUND
-----------------------------    ------------------------------    ----------------------------------------------------------------
          DIVISION 8                        DIVISION 13                       DIVISION 2                        DIVISION 6
-----------------------------    ------------------------------    ------------------------------    ------------------------------
     1996            1995             1996             1995             1996             1995             1996             1995
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
$   4,076,937   $   2,982,495    $   6,561,676    $   3,459,290    $     216,537    $     306,524    $   3,525,805    $   3,277,326
     (378,294)        (28,711)       1,815,703          911,852             --               --               --               --
         --              --            295,588          114,019             --               --               --               --

   (2,658,037)      5,103,399       (2,362,017)       3,111,995             --               --               --               --
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
    1,040,606       8,057,183        6,310,950        7,597,156          216,537          306,524        3,525,805        3,277,326
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------


   18,451,360      15,047,915       48,300,297       31,073,737          163,293          355,756       40,448,483       26,840,702

   (3,354,710)     (1,987,445)      (4,925,561)      (1,946,252)        (465,203)        (681,366)     (13,617,200)      (7,793,169)
         --              --                (33)            --               --               --             (1,584)          (1,574)
   (2,269,092)      9,219,172       16,174,338       42,026,449       (1,426,148)        (806,250)      10,145,727      (54,484,648)
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------

   12,827,558      22,279,642       59,549,041       71,153,934       (1,728,058)      (1,131,860)      36,975,426      (35,438,689)
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
   13,868,164      30,336,825       65,859,991       78,751,090       (1,511,521)        (825,336)      40,501,231      (32,161,363)


   71,703,775      41,366,950      112,312,180       33,561,090        6,391,022        7,216,358       80,257,395      112,418,758
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
$  85,571,939   $  71,703,775    $ 178,172,171    $ 112,312,180    $   4,879,501    $   6,391,022    $ 120,758,626    $  80,257,395
=============   =============    =============    =============    =============    =============    =============    =============


   39,847,053      26,667,073       73,369,250       25,691,713        2,917,361        3,442,237       51,907,757       75,765,781
   10,391,393       9,058,310       31,815,367       21,413,110           73,255          165,743       25,572,924       18,072,687
   (1,871,516)     (1,149,951)      (3,112,236)      (1,286,336)        (208,252)        (316,475)      (8,565,366)      (5,090,822)
   (1,236,761)      5,271,621       10,529,212       27,550,763         (639,830)        (374,144)       6,208,780      (36,839,889)
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
   47,130,169      39,847,053      112,601,593       73,369,250        2,142,534        2,917,361       75,124,095       51,907,757
=============   =============    =============    =============    =============    =============    =============    =============

         December 31:                       December 31:                      December 31:                      December 31:
-----------------------------    ------------------------------    ------------------------------    ------------------------------
     1996            1995             1996             1995             1996             1995             1996             1995
-------------   -------------    -------------    -------------    -------------    -------------    -------------    -------------
$    1.815651   $    1.799475    $    1.582230    $    1.530780    $    2.277444    $    2.190686    $    1.607212    $    1.545802
=============   =============    =============    =============    =============    =============    =============    =============
$    1.248443   $    1.280634    $    1.321708    $    1.323493    $    1.399179    $    1.392992    $    1.093041    $    1.088077
=============   =============    =============    =============    =============    =============    =============    =============

================================================================================
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31:


                                                                     VANGUARD          VANGUARD
                                                                       FIXED            FIXED
                                                                      INCOME            INCOME
                                                                     SECURITIES       SECURITIES
                                                                       FUND -         FUND - L/T
                                                                   L/T CORPORATE    U.S. TREASURY
                                                                     PORTFOLIO         PORTFOLIO
                                                                    ------------     ------------
                                                                    DIVISION 22       DIVISION 23
                                                                    ------------     ------------
                                                                        1996*            1996*
                                                                    ------------     ------------
OPERATIONS:
Net investment income ...........................................   $     36,167     $     46,282
Net realized gain on investments ................................          2,260            2,349
Capital gains distributions from mutual funds ...................         31,298             --
Net unrealized appreciation (depreciation)
   of investments during the year ...............................        (11,407)          33,654
                                                                    ------------     ------------
     Increase in net assets resulting from operations ...........         58,318           82,285
                                                                    ------------     ------------

PRINCIPAL TRANSACTIONS:
Purchase payments ...............................................      1,030,635        1,117,289
Surrenders of accumulation units by terminations,
   withdrawals, and maintenance fees ............................         (3,212)          (9,447)
Annuity benefit payments ........................................           --               --
Amounts transferred (to) from VALIC general account .............      2,445,116        3,186,574
                                                                    ------------     ------------
     Increase in net assets
       resulting from principal transactions ....................      3,472,539        4,294,416
                                                                    ------------     ------------
TOTAL INCREASE IN NET ASSETS ....................................      3,530,857        4,376,701

NET ASSETS:
Beginning of year ...............................................           --               --
                                                                    ------------     ------------
End of year .....................................................   $  3,530,857     $  4,376,701
                                                                    ============     ============

CHANGE IN UNITS OUTSTANDING:
Accumulation units beginning of year ............................           --               --
Purchase payments ...............................................      1,099,573        1,138,211
Surrenders ......................................................         (3,347)          (9,203)
Transfers - interdivision and (to) from VALIC general account ...      2,274,215        3,045,361
                                                                    ------------     ------------
Accumulation units end of year ..................................      3,370,441        4,174,369
                                                                    ============     ============
                                                                    December 31,     December 31,
                                                                        1996             1996
                                                                    ------------     ------------
Accumulation unit value .........................................   $   1.047595     $   1.048470
                                                                    ============     ============
Annuity unit value assuming a 3.5% discount factor ..............   $   1.029630     $   1.030490
                                                                    ============     ============

* For the period from July 1, 1996 to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
NOTES TO FINANCIAL STATEMENTS                                 SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

NOTE A -- ORGANIZATION

     Separate Account A (the "Separate Account"), established by The Variable Annuity Life Insurance Company ("VALIC") on April 18, 1979, is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is comprised of thirty-three subaccounts or "divisions." Each division, which represents a variable investment vehicle available only through a VALIC annuity contract, invests in one of the following mutual funds:

     American General Series Portfolio Company ("AGSPC"):
      AGSPC Stock Index Fund (Divisions 10A, B, C, and D) AGSPC MidCap Index Fund (Division 4)
      AGSPC Small Cap Index Fund (Division 14)
      AGSPC International Equities Fund (Division 11)
      AGSPC Growth Fund (Division 15)
      AGSPC Growth & Income Fund (Division 16)
      AGSPC Science & Technology Fund (Division 17)
      AGSPC Social Awareness Fund (Division 12)
      AGSPC Timed Opportunity Fund (Division 5)
      AGSPC Capital Conservation Fund (Divisions 1 and 7) AGSPC Government Securities Fund (Division 8)
      AGSPC International Government Bond Fund (Division 13) AGSPC Money Market Fund (Divisions 2 and 6)
     Dreyfus Variable Investment Fund --
      Dreyfus Small Cap Portfolio (Division 18)
     Founders Growth Fund (Division 30)
     Neuberger&Berman Guardian Trust (Division 29)
     Putnam Global Growth Fund (Division 28)
     Putnam New Opportunities Fund (Division 26)
     Putnam OTC & Emerging Growth Fund (Division 27)
     Scudder Growth and Income Fund (Division 21)
     Templeton Foreign Fund (Division 32)
     Templeton Variable Products Series Fund:
      Templeton Asset Allocation Fund (Division 19) Templeton International Fund (Division 20)
     Twentieth Century Ultra Fund (Division 31)
     Vanguard Fixed Income Securities Fund:
      Long-Term Corporate Portfolio (Division 22)
      Long-Term U.S. Treasury Portfolio (Division 23) Vanguard/Wellington Fund (Division 25)
     Vanguard/Windsor II (Division 24)

Divisions 21 through 32 commenced operations on July 1, 1996.

NOTE B -- SUMMARY OF SIGNIFICANT
          ACCOUNTING POLICIES

     The assets of the Separate Account are segregated from VALIC's other assets. The operations of the Separate Account are part of VALIC. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

     INVESTMENT VALUATION. Investments in mutual funds (the "Funds") are valued at the net asset (market) value per share at the close of each business day as reported by the Fund.

     INVESTMENT TRANSACTIONS. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions from mutual funds are recorded on the ex-dividend date and reinvested upon receipt.

     INVESTMENT INCOME. Dividend income from mutual funds is recorded on the ex-dividend date and reinvested upon receipt.

     ANNUITY RESERVES. Net payments made by variable annuity contract owners are accumulated based on the performance of the investments of the Separate Account until the date the contract owners select to commence annuity payments. Reserves for annuities on which benefits are currently payable are provided for based upon estimated mortality and other assumptions, including provisions for the risk of adverse deviation from assumptions, which were appropriate at the time the contracts were issued. The 1983(a) Individual Mortality Table has been used in the computation of annuity reserves for currently payable contracts. Participants are able to elect investment rates between 3.0% and 6.0%, as regulated by the applicable state laws.

================================================================================
NOTES TO FINANCIAL STATEMENTS - CONTINUED                     SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

NOTE C -- TRANSACTIONS WITH AFFILIATES

   VALIC acts as investment adviser and transfer agent to AGSPC.

   The Separate Account is charged for mortality and expense risks assumed by VALIC. The charge, based on the daily net assets of each division, is assessed daily based on the following annual rates: for Division 10B, 0.85% on the first $10,000,000, 0.425% on the next $90,000,000, and 0.21% on the excess over
$100,000,000; for Divisions 1, 2, 4, 5, 6, 7, 8, 10A, 10C, 10D, 11, 12, 13, 14,
15, 16, and 17, 1.00%; and for Divisions 18 through 32, 1.25%. Certain unaffiliated mutual funds reimburse to VALIC a portion of the distribution or administrative costs associated with offering their funds through a VALIC annuity contract. VALIC, in turn reduces the separate account charge to that division by the amount of the reimbursement. The expense reduction is credited daily based on the following annual rates: for Divisions 26 through 30 and Division 32, 0.25%; for Division 31, 0.20%.

   Pursuant to the reorganization agreement entered into on April 17, 1987, which transferred VALIC Separate Accounts One and Two into Separate Account A Divisions 10A and 10B, respectively, expenses of each division (as defined to include underlying mutual fund expenses) are limited to the following rates based on average daily net assets: Division 10A, 1.4157% on the first $359,065,787, 1.36% on the next $40,934,213, and 1.32% on the excess over
$400,000,000; Division 10B, 0.6966% on the first $25,434,267, 0.5% on the next
$74,565,733, and 0.25% on the excess over $100,000,000. Accordingly, during the years ended December 31, 1996 and 1995, VALIC reduced expenses of Division 10B by $73,695 and $69,586, respectively.

   A portion of the annual contract maintenance charge is assessed each contract (except those relating to Divisions 10A and 10B) by VALIC on the last day of the calendar quarter in which VALIC receives the first purchase payment, and in quarterly installments thereafter during the accumulation period. Maintenance charges assessed totaled $3,625,368 and $2,494,903 for the years ended December 31, 1996, and December 31, 1995, respectively.

   VALIC received surrender charges of $1,998,356 and $1,299,069 for the years ended December 31, 1996, and December 31, 1995, respectively. In addition, VALIC received $76,330 and $11,846 for the year ended December 31, 1996, in sales load on variable annuity purchase payments for Divisions 10A and 10B, respectively. VALIC received $100,290 and $18,404 for the year ended December 31, 1995, in sales load on variable annuity purchase payments for Divisions 10A and 10B, respectively.

NOTE D -- INVESTMENTS

     The cost of fund shares is the same for financial reporting and federal income tax purposes. The following is a summary of fund shares owned as of December 31, 1996:

                                                                                                                      UNREALIZED
                                                                         MARKET                                      APPRECIATION
UNDERLYING FUND                             DIVISION          SHARES     PRICE         MARKET            COST       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
AGSPC Stock Index Fund ...............      10A,B,C,D       87,073,994   $22.76   $1,981,804,121   $1,327,746,117   $  654,058,004
AGSPC MidCap Index Fund ..............           4          29,632,311    19.09      565,680,826      449,572,385      116,108,441
AGSPC Small Cap Index Fund ...........          14          11,997,478    15.38      184,521,204      153,924,818       30,596,386
AGSPC International Equities Fund ....          11          17,597,622    10.86      191,110,175      186,523,328        4,586,847
AGSPC Growth Fund ....................          15          37,305,439    16.99      633,819,402      536,223,583       97,595,819
AGSPC Growth & Income Fund ...........          16          11,029,231    15.53      171,283,956      143,198,387       28,085,569
AGSPC Science & Technology Fund ......          17          36,314,121    19.54      709,577,919      650,004,665       59,573,254
AGSPC Social Awareness Fund ..........          12           6,746,465    15.53      104,772,608       92,520,041       12,252,567
AGSPC Timed Opportunity Fund .........           5          14,900,615    11.62      173,145,150      164,668,872        8,476,278
Dreyfus Small Cap Portfolio ..........          18          12,622,965    52.08      657,404,003      554,202,812      103,201,191
Founders Growth Fund .................          30           2,008,357    15.87       31,872,619       33,570,159       (1,697,540)
Neuberger&Berman Guardian Trust ......          29             576,221    15.87        9,144,621        8,796,170          348,451
Putnam Global Growth Fund ............          28           1,616,874    10.82       17,494,577       17,999,131         (504,554)
Putnam New Opportunities Fund ........          26           1,226,012    40.63       49,812,851       51,432,630       (1,619,779)
Putnam OTC & Emerging Growth Fund ....          27           2,978,308    14.62       43,542,866       48,163,458       (4,620,592)
Scudder Growth and Income Fund .......          21             788,862    23.23       18,325,255       18,240,537           84,718
Templeton Asset Allocation Fund ......          19           9,215,934    21.08      194,271,899      163,221,896       31,050,003
Templeton Foreign Fund ...............          32           3,770,922    10.36       39,066,749       37,944,959        1,121,790
Templeton International Fund .........          20          28,785,081    18.40      529,645,484      429,586,719      100,058,765
Twentieth Century Ultra Fund .........          31             614,433    28.09       17,259,437       17,919,344         (659,907)
Vanguard/Wellington Fund .............          25             957,006    26.15       25,025,702       25,469,774         (444,072)
Vanguard/Windsor II ..................          24           1,738,829    23.83       41,436,294       41,653,662         (217,368)
AGSPC Capital Conservation Fund ......         1 & 7         6,540,731     9.44       61,744,501       62,635,525         (891,024)
AGSPC Government Securities Fund .....           8           8,740,580     9.79       85,570,274       87,080,789       (1,510,515)
AGSPC Intl Government Bond Fund ......          13          14,664,070    12.14      178,021,807      177,770,389          251,418
AGSPC Money Market Fund ..............         2 & 6       125,248,759     1.00      125,248,759      125,248,759             --
Vanguard Fixed Income Securities Fund:
   Long-Term Corporate Portfolio .....          22             401,405     8.79        3,528,351        3,539,758          (11,407)
   Long-Term Treasury Portfolio ......          23             460,773     9.96        4,589,300        4,555,646           33,654
                                                                                  --------------   --------------   --------------
                                                                                  $6,848,720,710   $5,613,414,313   $1,235,306,397
                                                                                  ==============   ==============   ==============

================================================================================
SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

NOTE E -- FEDERAL INCOME TAXES

    VALIC is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. Under current federal income tax law the investment income and capital gains from sale of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

NOTE F -- SECURITY PURCHASES AND SALES

    For the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments were:

                                                             PURCHASES          SALES
                                                          --------------   --------------
AGSPCStock Index Fund:
   Division 10A .......................................   $   17,021,738   $   43,812,850
   Division 10B .......................................        2,580,971        5,429,098
   Division 10C .......................................      256,325,254       25,747,213
   Division 10D .......................................        2,027,471        8,102,453
AGSPCMidCap Index Fund Division 4 .....................       82,810,931       47,686,904
AGSPCSmall Cap Index Fund Division 14 .................       39,025,150       19,167,355
AGSPCInternational Equities Fund Division 11 ..........       86,696,926       98,467,340
AGSPCGrowth Fund Division 15 ..........................      335,262,129          301,789
AGSPCGrowth & Income Fund Division 16 .................       86,012,396        1,299,897
AGSPCScience & Technology Fund Division 17 ............      352,574,477       53,374,853
AGSPCSocial Awareness Fund Division 12 ................       42,813,000        3,268,198
AGSPCTimed Opportunity Fund Division 5 ................       28,638,442       32,465,770
Dreyfus Small Cap Portfolio Division 18 ...............      249,716,319        6,505,702
Founders Growth Fund Division 30 ......................       33,570,159             --
Neuberger&Berman Guardian Trust Division 29 ...........        8,898,099          112,793
Putnam Global Growth Fund Division 28 .................       18,021,308           23,414
Putnam New Opportunities Fund Division 26 .............       51,544,430          121,537
Putnam OTC & Emerging Growth Fund Division 27 .........       48,276,161          121,717
Scudder Growth and Income Fund Division 21 ............       18,402,759          184,641
Templeton Asset Allocation Fund Division 19 ...........       82,157,269        2,508,019
Templeton Foreign Fund Division 32 ....................       37,950,945            6,111
Templeton International Fund Division 20 ..............      218,306,492       20,995,568
Twentieth Century Ultra Fund Division 31 ..............       18,018,419          118,068
Vanguard/Wellington Fund Division 25 ..................       25,469,774             --
Vanguard/Windsor II Division 24 .......................       41,722,849           80,961
AGSPCCapital Conservation Fund:
   Division 1 .........................................          693,471        1,607,591
   Division 7 .........................................       14,085,173        9,602,267
AGSPCGovernment Securities Fund Division 8 ............       25,289,634        8,298,547
AGSPCInternational Government Bond Fund Division 13 ...       90,682,754       24,293,817
AGSPCMoney Market Fund:
   Division 2 .........................................        1,864,996        3,374,351
   Division 6 .........................................      234,317,827      194,495,674
Vanguard Fixed Income Securities Fund:
   Long-Term Corporate Portfolio Division 22 ..........        3,689,310          151,812
   Long-Term U.S. Treasury Portfolio Division 23 ......        4,877,356          324,059
                                                          --------------   --------------
      Total ...........................................   $2,559,344,389   $  612,050,369
                                                          ==============   ==============



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REPORT OF INDEPENDENT AUDITORS                               SEPARATE ACCOUNT A
--------------------------------------------------------------------------------


TO THE BOARD OF THE VARIABLE ANNUITY LIFE INSURANCE COMPANY AND CONTRACT OWNERS OF THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A

We have audited the accompanying statements of net assets of The Variable Annuity Life Insurance Company Separate Account A ("Separate Account A") and each of the divisions (1, 2, 4, 5, 6, 7, 8, 10A, 10B, 10C, 10D, and 11 through 32, inclusive) comprising Separate Account A as of December 31, 1996. We have also audited the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended of Separate Account A and each of its divisions except for divisions 21 through 32, inclusive, for which we audited the statements of operations and the statements of changes in net assets for the period from July 1, 1996 (inception) to December 31, 1996. These financial statements are the responsibility of Separate Account A's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account A and each of the divisions comprising Separate Account A at December 31, 1996, and the results of their operations and changes in their net assets for each of the periods identified above, in conformity with generally accepted accounting principles.



                                        ERNST & YOUNG LLP


Houston, Texas
January 24, 1997



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         (C)The Variable Annuity Life Insurance Company, Houston, Texas



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